                          BARR ROSENBERG SERIES TRUST
           ---------------------------------------------------------

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
                        AXA ROSENBERG ENHANCED 500 FUND
                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
                AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

                                                                     May 3, 2001

Dear Fellow Shareholder:

     Our firm's vision statement includes our intention to provide our clients with innovative, high quality investment solutions.

     Because of the consistency of our approach and our highly disciplined investment process, we place enormous importance on analyzing successes and failures. We are dedicated to continual enhancements to our process, enhancements that are implemented as a direct result of our detailed and analytical approach.

     The process can be tedious, but the results are evident. We have singular expertise in amassing and analyzing complex information, simulating it and standardizing it for global application. After it has been thoroughly tested, we roll it out on a large scale for use by our institutional and individual clients. Our experience in solving complex investment problems gives us a unique advantage in identifying the fundamentals and getting them down cold.

     In the last several years, the Technology/Internet surge was characterized by a temporary disregard for fundamentals and valuations. Inevitably, this disconnect had to come to an end and the recent market weakness is the result. The March 2001 quarter was the worst first quarter in NASDAQ history. The composite dropped 25.5%. The average mid-cap growth fund tracked by Morningstar fell 22.4%. All major indexes dropped in the March quarter.

     Since September 30, 2000, the declines have been even steeper, with the NASDAQ Composite down 49.9% and S&P 500 Index(1) down 18.8%. Your commitment to our belief that a) earnings matter and b) diversification is important, has allowed you to stand out from other investors. Investors who, not so long ago, were gloating about owning "New Economy" stocks are today worried that these companies were not all they were cracked up to be.

     Despite the overall market declines, fundamental investors should be encouraged by what happened in 2000. At a time when investors have been reminded of the importance of fundamentals, our fundamentally based beliefs are once again in vogue. (We prefer to think of our approach as one that never goes out of style, or one that is always a good fit over the long term regardless of market cycles.)

     Investment styles move in cycles which tend not to be short, but the last two have been unprecedented. In the past 2 1/2 years, we saw growth outperform value by a record amount in just 18 months and, more recently, value outperform growth by a record amount in the last year. We view this more recent period as the beginning of a shift toward value, not the end.

     A hallmark of the firm is that it is a highly respected, research driven organization, always focused on improvements in investment practices. Looking back over the last year, we can point to some cutting edge research that our founder, Barr Rosenberg, first shared with our clients in May 2000 that was appropriately titled, "Is Value Dead? Not Likely". Much of the excessive speculation (bubble) that Barr correctly identified and warned investors about has been corrected over the last several months in rather dramatic fashion.

     In support of our mission to provide high quality and innovative investment solutions, we are pleased to offer our Investment Insights to investors, brief topical papers based on current research. With titles including: "Quantitative
Investing: Science or Art?", "The Potential of International Small Cap Investing" and "U.S. Small Cap Stocks: Small is Beautiful", these Investment Insights are available to our shareholders by contacting us at 1.800.555.5737.

     The AXA Rosenberg Mutual Funds received quite a few positive mentions in the financial press during the last year. Standard & Poor's named our U.S. Small Capitalization Fund to their Select Funds Profile, which is based on absolute and volatility adjusted performance(2). Morningstar granted an Overall Morningstar Rating of four stars for the Institutional Share classes of our U.S. Small Capitalization Fund out of 4,298 Domestic Equity Funds and International Small Capitalization Fund out of 1,292 International Equity Funds as of 3/31/01(3).

     For a detailed discussion of performance, please see the commentary preceding each Fund's Schedule of Portfolio Investments.

     Investor focus finally shifted during the year 2000; we are now in an environment in which company fundamentals, especially expected cumulative future earnings are again at the forefront of investment decisions. We believe that our investment process creates portfolios that give investors this fundamental future earnings advantage. By adhering to such a fundamental investment philosophy and by being patient, we will create a solid foundation for long-term success.

                                         Thank you for your trust and support,

                                         /s/ Richard L. Saalfeld
                                         Richard L. Saalfeld

                                         President & CEO
                                         AXA Rosenberg Mutual Funds

---------------

(1) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks.

(2) A Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance data relative to 293 Small Cap Value Funds as of 12/29/00. The Select Fund designation is subject to change. Past performance is no guarantee of future results.

(3) Morningstar ratings reflect historical risk-adjusted performance as of 3/31/01. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The AXA Rosenberg U.S. Small Capitalization Fund received 3 stars for the 3- and 5-year periods among 4,298 and 2,653 funds respectively and 5 stars for the 10-year period among 839 funds in the Domestic Equity Funds' category. The AXA Rosenberg International Small Capitalization Fund received 4 stars for the 3-year period among 1,292 funds in the International Equity Funds' category. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star. Ratings are for the Institutional share class only; other share classes may vary.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
        $ Millions

                                                                  AXA ROSENBERG U.S. SMALL
                                                                    CAPITALIZATION FUND                 RUSSELL 2000 INDEX
                                                                  ------------------------              ------------------
1991                                                                        1.00                               1.00
1992                                                                        1.16                               1.21
1993                                                                        1.42                               1.39
1994                                                                        1.60                               1.53
1995                                                                        1.80                               1.63
1996                                                                        2.44                               2.10
1997                                                                        2.91                               2.21
1998                                                                        4.22                               3.14
1999                                                                        3.35                               2.63
2000                                                                        4.41                               3.61
2001                                                                        4.35                               3.05

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01

                                                                                      SINCE        SINCE
                                           LAST 1    LAST 3    LAST 5    LAST 10    INCEPTION    INCEPTION
                                            YEAR     YEARS     YEARS      YEARS     (1/21/97)    (10/22/96)
                                           ------    ------    ------    -------    ---------    ----------
Institutional Shares (USCIX).............   -1.26%     1.00%   12.29%     15.84%
Adviser Shares (LIFUX)...................   -1.43%     0.79%      --         --        8.93%
Investor Shares (BRSCX)..................   -1.52%     0.76%      --         --                    10.82%
Russell 2000 Index(1)....................  -15.33%    -0.89%    7.76%     11.81%       5.88%        7.58%

     For the year ended March 31, 2001, small capitalization stocks fell sharply with the Russell 2000 Index down 15.33%. A weakening economy and a steady string of earnings disappointments, especially by bellwether technology companies, put a damper on the investor enthusiasm for the technology sector and the equity market as a whole that had characterized the last several years. For the second year in a row, small cap stocks solidly outperformed large cap stocks, although both segments reported steep declines.

     In a tremendous reversal from last year, small cap value stocks substantially outperformed small cap growth stocks. For the year ending March 31, 2001, the Russell 2000 Value Index(2) rose 19.45% compared with a drop of 39.81% for the Russell 2000 Growth Index(3). This almost 60% spread of value over growth was the largest one-year advantage for value stocks since the Russell 2000 style indices began in 1986 and follows a period over the previous 18 months in which growth topped value by the largest amount ever. The swing in investor's preference for value and growth stocks

                                  (Unaudited)
corresponds to a shift in investor focus away from "new economy" and growth stock themes toward the relationship between company fundamentals, especially earnings and stock prices.

     This change in investor focus and market environment has benefited the performance of the Fund relative to the Russell 2000 Index. The Manager's stock selection models tend to favor stocks that are seen as underpriced relative to their fundamental financial characteristics, including their likely future earnings, when compared with other similar stocks. When investors focus on these fundamental features of stocks the success of the models generally increases.

     The Fund also has a slight value profile relative to the Russell 2000 Index. During the last year, the value exposures helped relative performance. In particular, the Fund's lower price-to-earnings ratio compared with the Russell 2000 contributed positively to performance. The Fund's industry exposures had little impact on relative performance during the year in aggregate. Among industries, the negative impact of an overexposure to the weak electronics manufacturing industry (3.1% above the Russell 2000 Index exposure) was offset by the positive contribution from underweighting in telecommunication stocks (2.4% below the Russell 2000 Index exposure).

     Much of the Fund's outperformance was attributable to the independent effect of stock selection and not the aggregate influence of risk factor and industry exposures. This result is not surprising given the Fund's tight management of risk factor and industry exposures and given the market environment over the past 12 months. Fundamental to the Manager's stock selection process is the belief that a portfolio of stocks that produce more future earnings per dollar of initial cost (an "earnings advantage") than the benchmark should be rewarded with above benchmark performance. In the past year, the stocks held by the Fund continued to consistently produce more future earnings per dollar of cost than the benchmark and, unlike the previous year, investors reward these superior earnings.

     Total returns for the Institutional Shares represents the historical performance for the Barr Rosenberg Series Trust Small Capitalization Fund which was launched in February 1989 until it was converted to the Barr Rosenberg U.S. Small Capitalization Series on August 5, 1996. On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg U.S. Small Capitalization Fund, and the Select Shares were renamed the Investor Shares.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average. Total return includes change in share price and reinvestment of distributions.

     Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.
---------------

(1) The Russell 2000 is the benchmark for the AXA Rosenberg U.S. Small Capitalization Fund. It is an unmanaged index of approximately 2,000 small capitalization companies with market value up to $4.2 billion (as of March 31, 2001). Investors cannot invest directly in any Index.

(2) The Russell 2000 Value Index measures the performance of the Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Growth Index measures the performance of the Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS -- 98.6%
          AIRCRAFT -- 0.3%
 23,700   Curtiss-Wright.................  $  1,143,525
  6,200   Sequa, Class A*................       241,800
  1,700   Standex International..........        39,015
                                           ------------
                                              1,424,340
                                           ------------
          AIRLINES -- 1.3%
245,900   AirTran Holdings*..............     1,927,856
 18,700   Alaska Air Group*..............       480,590
120,200   CNF............................     3,472,578
 45,200   Frontier Airlines*.............       550,875
                                           ------------
                                              6,431,899
                                           ------------
          AUTOS -- 0.1%
  8,100   Arctic Cat.....................       110,869
  4,800   Strattec Security*.............       152,400
                                           ------------
                                                263,269
                                           ------------
          BANKING -- 8.7%
     75   Abigail Adams National
            Bancorp......................           750
  4,200   Acadiana Bancshares............        80,220
 26,600   Ambanc Holding.................       478,800
  4,500   American Business Financial
            Services.....................        46,125
 13,700   American Financial Holdings....       292,838
133,600   AmeriCredit*...................     4,332,647
 17,600   ASTA Funding*..................        92,400
  1,000   Bando McGlocklin Capital.......         7,250
 10,800   Berkshire Bancorp..............       329,400
 10,800   BNCCORP*.......................        78,300
  6,940   BostonFed Bancorp..............       161,008
  1,823   BWC Financial*.................        49,221
    500   BYL Bancorp*...................         6,730
  2,415   Capital Corp. of the West*.....        33,206
    700   CB Bancshares..................        23,625
  3,200   Coastal Financial..............        43,250
 74,500   Colonial BancGroup.............       968,500
  9,600   Commonwealth Bancorp...........       158,400
    900   Community First Banking Co. ...        20,700
  4,300   Corus Bankshares...............       219,300
  7,800   Credicorp......................        63,180
     25   Crusader Holding*..............           219
    427   Eagle Bancshares...............         6,298
 93,300   East West Bancorp..............     1,796,024
  2,300   EFC Bancorp....................        23,805
  4,095   Elmira Savings Bank, FSB.......        87,019
 14,400   FFLC Bancorp...................       273,600
  8,300   FFW............................        93,375
  8,300   Fidelity Bancorp...............       177,413
  1,800   Financial Federal*.............        44,100
  9,000   First Bancshares...............        91,125

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          BANKING (CONTINUED)
    900   First Banks America*...........  $     19,350
  2,600   First Bell Bancorp.............        36,238
 27,200   First Citizens BancShares,
            Class A......................     2,787,999
  2,700   First Federal Bankshares.......        27,000
  1,100   First Mariner Bancorp*.........         6,050
  2,000   First Midwest Financial........        23,750
  9,600   First Mutual Bancshares........       129,600
  1,300   First Regional Bancorp*........         9,100
  1,000   FIRSTFED AMERICA BANCORP.......        15,010
 17,900   Franklin Bank NA...............       229,344
 15,700   FSF Financial..................       235,500
  1,600   GLB Bancorp*...................        12,400
    100   Harrodsburg First Financial
            Bancorp......................         1,075
  2,800   Hawthorne Financial*...........        47,600
    400   Hemlock Federal Financial......         7,550
 10,500   Hingham Institution for
            Savings......................       195,563
 62,210   Hudson United Bancorp..........     1,412,167
  1,900   IBERIABANK.....................        45,363
146,800   Independence Community Bank....     2,559,824
  1,100   Independence Federal Savings
            Bank.........................        13,750
  6,600   International Bancshares.......       252,450
 52,300   Irwin Financial................     1,104,838
 29,600   ITLA Capital*..................       592,000
  3,900   Kankakee Bancorp...............        88,725
 17,300   Local Financial*...............       219,494
    100   LSB Financial..................         1,244
 11,100   MAF Bancorp....................       303,863
  3,621   Mahaska Investment Co. ........        38,021
  8,533   MASSBANK.......................       281,589
  5,100   Matrix Bancorp*................        45,900
    200   Mayflower Co-operative Bank....         2,125
  8,800   MB Financial*..................       151,800
 25,850   Metris Companies...............       537,163
  2,500   MFB............................        49,375
     16   Mid-America Bancorp............           368
  2,700   Monterey Bay Bancorp...........        27,000
  9,500   Nara Bancorp*..................       175,750
  4,400   New Hampshire Thrift
            Bancshares...................        56,100
  9,100   North Valley Bancorp...........       122,281
  2,600   Northeast Indiana Bancorp......        28,600
  2,200   Parkvale Financial.............        49,775
  3,500   Patriot National Bancorp*......        29,750
  1,800   PFF Bancorp....................        41,288
    500   Pointe Financial...............         5,000
     23   PVF Capital....................           231
 33,200   Quaker City Bancorp*...........       792,650
130,240   Republic Bancorp...............     1,603,580

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          BANKING (CONTINUED)
  3,600   Republic Bancshares*...........  $     43,200
 77,100   Richmond County Financial......     2,264,812
  3,700   Roslyn Bancorp.................        83,250
 23,100   South Financial Group..........       329,175
  5,500   Southern Financial Bancorp.....        95,563
  7,200   Southern Missouri Bancorp......        99,900
  2,100   Southwest Bancorp..............        48,300
158,400   Staten Island Bancorp..........     3,944,159
 39,600   Sterling Financial*............       502,425
 26,000   Student Loan...................     1,816,879
  6,500   Sun Community Bancorp*.........        46,313
  7,600   Team Financial.................        55,575
  3,900   Teche Holding..................        66,300
 13,700   UCBH Holdings..................       667,019
 76,900   UICI*..........................       675,182
 89,320   UMB Financial..................     3,394,159
    400   UnionBancorp...................         5,400
  2,500   United Financial Holdings......        18,750
  4,800   W Holding Company..............        56,700
 16,200   Wainwright Bank & Trust........       133,650
 54,300   Washington Federal.............     1,333,744
  7,300   Wells Financial................       125,925
 46,600   Westcorp.......................       810,840
 46,500   WFS Financial*.................       819,563
                                           ------------
                                             41,930,804
                                           ------------
          BUILDING -- 4.8%
102,600   Centex.........................     4,273,290
 60,495   D.R. Horton....................     1,279,469
 38,200   Del Webb*......................     1,180,380
     25   Dominion Homes*................           198
    300   Dover Investment, Class A*.....         3,600
  1,400   Horizon Offshore*..............        34,650
 88,800   Jacobs Engineering Group*......     5,150,400
143,300   Lennar.........................     5,711,938
  3,400   Matrix Service*................        17,425
 57,200   Pulte..........................     2,311,452
 27,800   Ryland Group...................     1,153,700
 29,800   Schuler Homes*.................       374,363
 49,700   Skyline........................     1,072,029
 31,000   The Rottlund Company*..........       177,630
  4,500   Toll Brothers*.................       173,250
                                           ------------
                                             22,913,774
                                           ------------
          CHEMICALS -- 1.4%
 51,700   Albemarle......................     1,160,665
 20,493   American Vanguard..............       243,662

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          CHEMICALS (CONTINUED)
 31,700   Bairnco........................  $    250,430
  1,100   Cytec Industries*..............        35,222
 11,600   H.B. Fuller....................       488,650
 34,200   International Specialty
            Products*....................       280,440
 34,700   K2*............................       303,625
  4,730   KMG Chemicals..................        15,373
 56,600   Millennium Chemicals...........       926,542
  2,800   NL Industries..................        47,040
    900   Rogers*........................        31,959
 23,500   USEC...........................       202,100
137,500   Wellman........................     2,646,874
                                           ------------
                                              6,632,582
                                           ------------
          CONSTRUCTION MATERIALS -- 0.5%
 22,600   Ameron International...........     1,108,529
 13,200   Continental Materials*.........       248,292
 18,400   Donnelly.......................       241,960
 31,000   Lancaster Colony...............       900,938
    700   Rock of Ages*..................         3,413
                                           ------------
                                              2,503,132
                                           ------------
          DEFENSE -- 0.1%
 19,800   Allied Research*...............       150,480
 19,000   Conrad Industries*.............       128,250
  3,800   DRS Technologies*..............        59,812
 16,700   EDO............................       250,500
  1,400   Pemco Aviation Group*..........        12,688
                                           ------------
                                                601,730
                                           ------------
          DRUGS -- 4.4%
 84,700   Cambrex........................     3,519,285
 61,500   Diagnostic Products............     3,207,225
 51,500   E-Z-EM, Class B*...............       242,050
 18,000   Hi-Tech Pharmacal*.............        95,625
 34,900   Hycor Biomedical*..............       330,459
 45,300   Inverness Medical
            Technology*..................     1,180,065
 94,227   Invitrogen*....................     5,168,351
 29,611   New Brunswick Scientific*......       103,639
255,800   Perrigo*.......................     2,526,025
267,300   SICOR*.........................     3,725,494
 19,600   Taro Pharmaceutical
            Industries*..................       858,725
                                           ------------
                                             20,956,943
                                           ------------
          DURABLES -- 0.0%
  2,200   Rockford*......................        14,988
  1,900   Royal Appliance
            Manufacturing*...............         7,410
                                           ------------
                                                 22,398
                                           ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          ELECTRIC UTILITIES -- 5.2%
 70,400   Avista.........................  $  1,240,448
 58,300   Central Vermont Public
            Service......................       961,367
332,900   Conectiv.......................     7,273,864
    900   Maine Public Service...........        23,580
226,100   OGE Energy.....................     5,198,039
161,900   Public Service Co. of New
            Mexico.......................     4,696,719
145,300   RGS Energy Group...............     5,376,100
  6,700   UIL Holdings...................       318,250
                                           ------------
                                             25,088,367
                                           ------------
          ELECTRONICS -- 8.8%
 46,170   ACT Manufacturing*.............       504,984
  9,900   Analogic.......................       444,881
  4,200   Arrow International............       158,550
    300   Astro-Med......................         1,163
  2,800   Ault*..........................        14,350
  9,000   Bel Fuse, Class A*.............       208,688
 25,400   Bio-Rad Laboratories, Class
            A*...........................       914,400
 18,800   BMC Industries.................       104,904
 34,300   Bogen Communications
            International*...............       115,591
 32,299   C-Cube Microsystems*...........       397,681
 77,500   Catalyst Semiconductor*........       276,094
 18,900   Cobra Electronics*.............       171,281
  9,395   Comtech Telecommunications*....       122,135
    500   Cooper Companies...............        23,675
 40,000   CyberOptics*...................       420,000
 65,600   Datascope......................     2,373,900
 16,400   Datron Systems, California*....       176,300
  2,800   Datum*.........................        38,675
 14,700   EMS Technologies*..............       229,688
 12,100   Esterline Technologies*........       263,175
 63,900   FEI*...........................     1,409,794
  8,300   Giga-tronics*..................        51,875
 95,700   Haemonetics*...................     3,167,670
  3,500   Hathaway*......................        12,688
 10,300   Hurco Companies*...............        36,050
148,800   IDEXX Laboratories*............     3,264,300
168,700   Imation*.......................     3,783,941
 11,300   Input/Output*..................       105,655
  2,900   Interlogix*....................        75,400
 51,500   Invacare.......................     2,035,280
  2,702   Invivo*........................        24,318
 13,600   Kewaunee Scientific............       118,150
 13,300   Lakeland Industries*...........        59,850
 15,500   LeCroy*........................       264,469
  9,800   Medical Action Industries*.....        41,956

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          ELECTRONICS (CONTINUED)
 10,100   Medstone International*........  $     54,288
    200   Merit Medical Systems*.........         1,238
  7,300   Merrimac Industries*...........        89,790
 74,480   Micron Electronics*............       125,126
 29,900   Mine Safety Appliances.........       763,945
  1,800   Misonix*.......................        12,713
 59,900   Movado Group...................       834,856
 24,000   MTS Systems....................       218,250
 16,900   Napco Security Systems*........        80,275
 13,200   Nortech Systems*...............        95,700
 66,700   Park Electrochemical...........     1,507,420
  6,269   PCD*...........................        46,234
 31,600   Planar Systems*................       402,900
 10,000   Programming & Systems* (a).....             0
127,200   Respironics*...................     3,879,599
  1,300   Sparton*.......................         7,995
  6,900   Spectrum Control*..............        53,044
 83,700   Standard Microsystems*.........     1,260,731
314,000   STERIS*........................     4,427,399
114,600   Varian Medical Systems*........     6,967,679
 15,360   Video Display*.................       120,000
                                           ------------
                                             42,360,693
                                           ------------
          FINANCIAL INVESTMENTS -- 2.9%
 26,900   Amplicon.......................       159,719
 71,850   BARRA*.........................     3,879,899
 24,800   HPSC*..........................       161,200
 25,300   International Aircraft
            Investors*...................       101,200
 33,400   Kaiser Ventures*...............       421,675
 30,500   Rent-A-Center*.................     1,401,094
 85,800   Sea Containers, Class A........     1,567,566
150,500   Security Capital Group, Class
            B*...........................     3,122,875
  1,500   Superior Energy Services*......        16,313
  8,500   Universal Compression
            Holdings*....................       297,500
 26,000   Willis Lease Finance*..........       266,500
 50,100   XTRA*..........................     2,389,770
                                           ------------
                                             13,785,311
                                           ------------
          FOOD -- 2.5%
 21,300   Agribrands International*......     1,149,774
  5,800   Andersons......................        51,475
161,900   Corn Products International....     4,154,353
 55,000   Dreyer's Grand Ice Cream.......     1,426,563
  4,600   Farmer Brothers................     1,099,113
 76,200   Interstate Bakeries............     1,164,336
 13,200   J & J Snack Foods*.............       221,925
 45,100   John B. Sanfilippo & Son*......       174,763

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          FOOD (CONTINUED)
  5,300   M&F Worldwide*.................  $     25,970
  1,900   National Beverage*.............        16,435
 12,600   Penford........................       111,038
124,300   Ralcorp Holdings*..............     2,224,969
    120   Seaboard.......................        21,480
 20,500   Suprema Specialties*...........       172,969
                                           ------------
                                             12,015,163
                                           ------------
          HEALTH -- 1.6%
  8,400   AmeriPath*.....................       172,725
 29,800   Beverly Enterprises*...........       238,400
110,700   Coventry Health Care*..........     1,833,469
  9,734   Dynacq International*..........       148,444
 14,100   LifePoint Hospitals*...........       504,075
 43,600   Lincare Holdings*..............     2,308,074
  6,700   Manor Care*....................       136,680
 53,900   RehabCare Group*...............     2,220,680
                                           ------------
                                              7,562,547
                                           ------------
          HOUSEHOLD -- 1.6%
 19,700   American Biltrite..............       265,950
  4,700   Associated Materials...........        79,313
 10,790   BE Aerospace*..................       198,266
  8,100   Chromcraft Revington*..........        81,000
  6,900   Deswell Industries.............        98,325
 85,500   Direct Focus*..................     2,137,499
  2,400   Entegris*......................        17,550
  1,700   Genlyte Group*.................        46,856
    500   Global-Tech Appliances*........         2,335
  4,500   Hunt...........................        30,555
 24,150   Johnson Outdoors, Class A*.....       144,900
117,400   Kimball International, Class
            B............................     1,577,563
  1,490   Knape & Vogt Manufacturing.....        20,674
  2,200   Lazare Kaplan International*...        12,760
  5,200   Liqui-Box......................       221,000
 13,200   National Presto Industries.....       395,340
  2,000   National Service Industries....        46,900
 32,600   Peak International*............       191,525
 36,300   PW Eagle*......................       251,831
  1,000   Raven Industries...............        18,500
 71,400   Russ Berrie & Co. .............     1,800,708
    600   Summa Industries*..............         5,363
 16,500   WMS Industries*................       297,000
                                           ------------
                                              7,941,713
                                           ------------
          INSURANCE -- 3.8%
 14,400   American National Insurance....       990,900
  2,500   Bancinsurance*.................        10,938

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          INSURANCE (CONTINUED)
  2,500   Citizens Financial, Class A*...  $     25,938
  6,200   Everest Re Group...............       412,424
 33,400   Fidelity National Financial....       894,118
  6,200   Financial Industries...........        80,600
 38,500   Great American Financial
            Resources....................       693,000
 13,100   Health Net*....................       269,991
 29,600   Highlands Insurance Group*.....        97,680
 33,400   Humana*........................       350,032
  7,810   Independence Holding...........       102,506
 53,000   InterContinental Life..........       636,000
 12,100   Interstate National Dealer
            Services*....................        55,963
  8,100   IPC Holdings*..................       181,238
 29,900   Kansas City Life Insurance.....     1,068,925
  2,000   Kaye Group.....................        26,250
 24,300   LandAmerica Financial Group....       864,594
    900   Liberty........................        30,591
 20,700   Midland........................       657,225
  8,900   Motor Club of America*.........        63,969
149,500   National Data..................     3,490,824
 13,500   National Security Group........       183,938
 13,100   National Western Life
            Insurance, Class A*..........     1,159,350
 30,600   Ohio Casualty*.................       287,831
 68,300   PMA Capital....................     1,186,713
 17,400   RenaissanceRe Holdings.........     1,218,173
  7,600   Rightchoice Managed Care*......       258,020
 31,500   Scottish Annuity & Life
            Holdings.....................       452,813
 25,700   Standard Management*...........        99,588
    100   United Trust Group*............           503
 57,300   W. R. Berkley..................     2,582,080
                                           ------------
                                             18,432,715
                                           ------------
          LIQUOR & TOBACCO -- 0.3%
  4,000   Ravenswood Winery*.............        63,750
  3,000   Todhunter International*.......        27,000
 61,600   Vector Group...................     1,293,600
                                           ------------
                                              1,384,350
                                           ------------
          MACHINERY -- 4.6%
 57,300   Ampco-Pittsburgh...............       673,275
 12,200   Amtech Systems*................        65,194
 82,100   Ball...........................     3,765,927
  9,200   BHA Group Holdings, Class A....       156,400
 24,400   Butler Manufacturing...........       561,200
  8,000   Cascade*.......................       102,160
  5,500   Chicago Rivet & Machine........       109,505
  8,600   Fansteel*......................        35,260

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          MACHINERY (CONTINUED)
  5,600   Federal Screw Works............  $    240,800
  6,300   Foilmark*......................        19,884
  5,000   Gorman-Rupp....................        92,500
  5,850   Graco..........................       163,800
 73,800   Griffon*.......................       583,020
 17,500   Integrated Measurement
            Systems*.....................       199,063
 10,600   Interlott Technologies*........        47,700
  6,000   Kennametal.....................       165,000
  6,700   L.S. Starrett, Class A.........       117,250
186,000   Lennox International...........     1,915,800
 49,400   Lifetime Hoan..................       231,563
176,100   Lincoln Electric Holdings......     3,786,149
 12,400   Mestek*........................       245,520
 23,200   Middleby*......................       185,600
 37,300   Milacron.......................       675,503
  8,800   Minuteman International........        92,400
 28,300   NACCO Industries, Class A......     1,761,958
  3,000   NCI Building Systems*..........        50,700
  5,400   Oilgear........................        40,500
 13,900   P & F Industries*..............        98,169
    100   Paul Mueller Co................         2,725
  2,500   Q.E.P. Company*................         7,656
  7,400   Quipp*.........................       160,950
 39,673   Rofin-Sinar Technologies*......       357,057
 18,800   Sauer-Danfoss..................       167,508
 12,000   Selas Corporation of America...        45,000
 35,800   Tecumseh Products, Class B.....     1,604,288
 26,300   Teleflex.......................     1,076,985
  5,200   Toro...........................       239,200
 15,500   Twin Disc......................       223,045
 85,400   Ultratech Stepper*.............     2,102,975
                                           ------------
                                             22,169,189
                                           ------------
          MEDIA -- 1.9%
106,500   Banta..........................     2,582,625
 56,000   Bowne & Co.....................       618,800
     50   Courier........................         1,538
  3,300   Grey Global Group..............     2,138,400
 18,700   Outlook Group*.................        93,500
 11,400   Pulitzer.......................       631,560
 32,600   Standard Register..............       531,380
 49,500   Thomas Nelson..................       320,265
168,400   Topps*.........................     1,705,050
 33,700   Wallace Computer Services......       547,625
                                           ------------
                                              9,170,743
                                           ------------
          METALS -- 2.1%
105,600   Belden.........................     2,117,280
157,236   Harsco.........................     3,853,854

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          METALS (CONTINUED)
  5,400   Inco*..........................  $     80,082
 78,810   Mueller Industries*............     2,367,452
 23,500   Olin...........................       479,165
 92,600   Southern Peru Copper...........     1,277,880
  2,300   Steel Dynamics*................        25,588
  1,600   Wolverine Tube*................        20,240
                                           ------------
                                             10,221,541
                                           ------------
          MISCELLANEOUS FINANCIAL -- 2.9%
 18,300   Affiliated Managers Group*.....       860,100
 16,900   Atalanta Sosnoff Capital*......       170,690
185,400   Eaton Vance....................     5,756,670
  2,200   Gabelli Asset Management, Class
            A*...........................        73,700
  3,000   Jefferies Group................        86,550
 31,500   John Nuveen, Class A...........     1,701,000
 24,800   LaBranche & Co.*...............       797,568
106,700   Raymond James Financial........     2,966,260
 13,635   Stifel Financial...............       163,620
 68,500   Tucker Anthony Sutro...........     1,298,075
                                           ------------
                                             13,874,233
                                           ------------
          OFFICE MACHINERY -- 0.4%
    700   Allen Organ, Class B...........        26,600
 30,123   Avid Technology*...............       402,895
 11,700   Centennial Technologies*.......       119,925
  3,700   SBE*...........................         9,713
108,400   Storage Technology*............     1,180,476
                                           ------------
                                              1,739,609
                                           ------------
          OIL -- 4.2%
  1,600   Barnwell Industries............        29,760
 18,600   Cross Timbers Oil..............       460,350
 35,000   Denbury Resources*.............       283,500
 32,950   Forest Oil*....................       985,205
 19,966   Greka Energy*..................       296,994
 57,600   HS Resources*..................     2,592,000
  2,300   Isramco*.......................        12,650
 20,000   Key Production*................       415,000
 93,800   Louis Dreyfus Natural Gas*.....     3,470,600
  1,500   Marine Petroleum Trust.........        43,125
  6,700   Meridian Resource*.............        47,771
  3,000   Mitchell Energy & Development,
            Class A......................       157,500
 37,500   Patina Oil & Gas...............     1,001,250
 32,900   Penn Virginia..................     1,226,841
  8,500   Remington Oil & Gas*...........       117,406
 41,100   Spinnaker Exploration*.........     1,796,070

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          OIL (CONTINUED)
106,300   St. Mary Land & Exploration....  $  2,471,475
114,200   Tom Brown*.....................     3,768,601
 43,800   Vintage Petroleum..............       891,330
 11,200   Westmoreland Coal*.............       176,400
                                           ------------
                                             20,243,828
                                           ------------
          OIL DISTRIBUTION -- 0.2%
  5,800   Castle Energy..................        37,700
  8,600   Holly..........................       200,896
    200   Meteor Industries*.............         1,025
 41,000   Quaker Chemical................       725,290
  1,200   Tesoro Petroleum*..............        14,940
                                           ------------
                                                979,851
                                           ------------
          OIL SERVICES -- 0.7%
 39,800   Oceaneering International*.....       855,700
 10,200   Patterson Energy*..............       322,575
 15,900   Petroleum Development*.........        99,375
  4,700   UTI Energy*....................       142,175
 60,000   Veritas DGC*...................     1,917,000
                                           ------------
                                              3,336,825
                                           ------------
          OTHER UTILITIES -- 0.8%
 10,000   IT Group*......................        45,000
 18,700   NUI............................       504,900
 55,200   ONEOK..........................     2,257,128
    550   Sevenson Environmental
            Services.....................         6,119
 27,500   TRC Companies*.................       811,250
                                           ------------
                                              3,624,397
                                           ------------
          PAPER -- 1.0%
 12,300   Baltek*........................        99,938
  6,800   Carmel Container Systems*......        31,960
  9,100   Greif Brothers, Class A........       255,938
  4,700   Lydall*........................        48,880
 29,100   Nashua.........................       128,040
115,100   P.H. Glatfelter................     1,466,374
203,902   Packaging Corp. of America*....     2,691,505
  2,600   Rock-Tenn, Class A.............        20,800
                                           ------------
                                              4,743,435
                                           ------------
          REAL ESTATE ASSETS -- 7.2%
  2,300   Abrams Industries..............         8,050
  5,200   America First Mortgage
            Investments..................        38,844
 65,500   Amli Residential Properties
            Trust........................     1,460,650
 44,900   AMREP*.........................       177,355
 16,400   Annaly Mortgage Management.....       184,664
136,500   Brandywine Realty Trust........     2,716,350
 65,800   Cabot Industrial Trust.........     1,276,520

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          REAL ESTATE ASSETS (CONTINUED)
    500   Capital Automotive.............  $      8,000
 11,400   Captec Net Lease Realty........       142,500
 66,200   CBL & Associates Properties....     1,760,920
179,300   Center Trust...................       702,856
 50,700   Charles E. Smith Residential
            Realty.......................     2,306,343
169,300   Cornerstone Realty Income
            Trust........................     1,791,194
  4,700   Corporate Office Properties
            Trust........................        44,697
 13,000   DeWolfe Companies*.............        97,500
137,400   Glenborough Realty Trust.......     2,390,760
163,200   Healthcare Realty Trust........     3,933,119
146,600   Highwoods Properties...........     3,613,690
    400   Hospitality Properties Trust...        10,560
150,400   Innkeepers USA Trust...........     1,684,480
  3,000   Insignia Financial Group*......        35,400
 14,400   J.W. Mays*.....................       140,400
 19,700   Jones Lang LaSalle*............       253,145
  1,400   LNR Property...................        39,690
 17,600   LTC Properties*................        70,224
114,700   Macerich.......................     2,517,665
  4,500   Mego Financial*................        21,330
 23,500   Newmark Homes..................       287,875
  1,300   Novastar Financial*............         7,670
  8,300   NZ*............................        30,793
133,801   Prentiss Properties Trust......     3,298,195
 45,200   Prime Group Realty Trust.......       630,992
 34,200   RFS Hotel Investors............       495,216
 28,200   SL Green Realty................       774,090
140,300   Taubman Centers................     1,690,615
                                           ------------
                                             34,642,352
                                           ------------
          RETAIL/WHOLESALE -- 9.8%
  2,250   Aceto..........................        19,969
 20,185   All American Semiconductor*....       150,126
 16,400   Allou Health & Beauty, Class
            A*...........................        57,400
  4,910   AMCON Distributing.............        25,041
 75,300   AnnTaylor Stores*..............     1,999,215
  4,200   Arden Group, Class A*..........       171,150
 19,500   Aviall*........................       129,675
  9,400   Blair..........................       160,740
  7,800   Buckle*........................       146,250
120,100   Burlington Coat Factory
            Warehouse....................     2,365,969
285,100   Caremark Rx*...................     3,717,703
 29,100   Cato, Class A..................       438,319
 52,200   Central Garden & Pet Co.*......       443,700
 73,900   Charlotte Russe Holding*.......     2,198,525
352,900   Charming Shoppes*..............     1,830,669
 30,200   Chico's FAS*...................       990,938
 30,050   Christopher & Banks*...........       905,256

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          RETAIL/WHOLESALE (CONTINUED)
     35   Crown Group*...................  $        131
 13,000   D & K Healthcare Resources.....       248,625
 29,400   Discount Auto Parts*...........       224,616
 64,100   Dress Barn*....................     1,502,344
  5,800   Enesco Group*..................        38,628
 20,400   Finlay Enterprises*............       244,800
  7,600   Foodarama Supermarkets*........       150,480
 74,700   Footstar*......................     2,999,204
  5,600   Friedman's, Class A............        33,600
 30,200   Gart Sports Company*...........       335,975
 19,000   Gottschalks*...................        95,950
 25,700   GTSI*..........................       146,169
 24,200   Hancock Fabrics................       182,710
 83,400   Handleman*.....................       831,498
 69,200   Hot Topic*.....................     1,937,600
 88,000   Hughes Supply..................     1,286,560
  2,200   IIC Industries*................        27,500
 28,200   Insurance Auto Auctions*.......       345,450
 10,600   International Multifoods.......       204,050
 15,100   J. Jill Group*.................       264,250
 26,600   Jaco Electronics*..............       151,288
 61,727   Kaman, Class A.................     1,010,780
 22,200   Longs Drug Stores..............       656,232
  2,500   McRae Industries, Class A......        10,625
 18,400   Noland.........................       379,500
 75,750   Nu Horizons Electronics*.......       672,281
 15,500   Payless ShoeSource*............       964,875
 25,700   Performance Food Group*........     1,349,250
  4,100   Pomeroy Computer Resources*....        57,656
 12,200   PrimeSource....................        51,088
 58,400   Ruddick........................       800,080
  4,600   S&K Famous Brands*.............        32,488
 11,150   Schultz Sav-O Stores...........       136,588
 57,600   SCP Pool*......................     1,872,000
 78,400   Spiegel, Class A...............       548,800
 29,500   Sport Chalet*..................       236,000
107,200   Stein Mart*....................     1,172,500
  4,800   Stewart & Stevenson Services...       104,400
 27,900   Swiss Army Brands*.............       170,016
 77,000   Timberland, Class A*...........     3,911,599
 42,700   Tractor Supply*................       597,800
132,000   Trans World Entertainment*.....     1,163,250
 10,900   United Natural Foods*..........       153,254
 20,200   Village Supermarket, Class
            A*...........................       279,013
 20,900   Wickes*........................        83,927
 14,800   Wolohan Lumber.................       135,975

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          RETAIL/WHOLESALE (CONTINUED)
145,700   Zale*..........................  $  4,225,299
                                           ------------
                                             47,777,349
                                           ------------
          SERVICES -- 6.1%
 93,750   Activision*....................     2,279,296
 57,400   ADVO*..........................     2,118,059
177,400   American Management Systems*...     3,248,637
 48,500   Angelica.......................       562,600
  8,000   Argosy Education Group, Class
            A*...........................        46,000
116,000   Avant!*........................     2,000,999
  2,112   CareCentric*...................         5,016
  4,600   Catalyst International*........        17,250
 42,800   Corinthian Colleges*...........     1,722,700
 48,200   Cornell Companies*.............       380,780
 17,800   Covance*.......................       228,730
  7,700   Dynamics Research*.............        77,963
204,000   eFunds*........................     3,926,999
  2,800   Elite Information Group*.......        13,825
 25,200   Exponent*......................       340,200
    400   F.Y.I.*........................        13,375
 44,900   Franklin Covey*................       363,241
 34,222   Group 1 Software*..............       393,553
 10,200   GTECH Holdings*................       277,950
  8,900   Healthcare Services Group*.....        65,638
  1,000   Innodata*......................         5,563
  1,300   Intelligent Systems*...........         5,070
 72,900   Kelly Services, Class A........     1,718,982
238,700   Mentor Graphics*...............     4,923,187
 10,472   Michael Baker..................        93,620
  7,700   Monro Muffler Brake*...........        83,738
 68,200   MSC.Software*..................       699,050
  5,100   NextHealth*....................        26,456
 26,100   Opinion Research*..............       193,140
  3,500   Paradigm Geophysical*..........        18,375
 16,200   PAREXEL International*.........       201,488
 18,400   Pharmacopeia*..................       328,900
 80,300   Phoenix Technologies*..........     1,114,163
 24,400   PROVANT*.......................       147,925
 25,000   Quality Systems*...............       275,000
 15,000   Software Spectrum*.............       160,313
 12,700   STV Group*.....................        69,850
 11,300   Thomas Group*..................        57,206
    500   THQ*...........................        19,000
 63,400   Tier Technologies, Class B*....       744,950
  5,050   Trio-Tech International*.......        17,423
 16,800   Volt Information Sciences*.....       302,232
                                           ------------
                                             29,288,442
                                           ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          SOAPS & COSMETICS -- 0.2%
 39,200   Cascade International* (a).....  $          0
 29,200   CPAC...........................       178,850
  8,500   Inter Parfums*.................        90,313
 13,400   Katy Industries................        93,800
 12,700   NCH............................       604,774
                                           ------------
                                                967,737
                                           ------------
          TELEPHONE -- 0.4%
  1,400   Atlantic Tele-Network..........        23,100
 76,600   Boston Communications Group*...       564,925
  6,700   Hector Communications*.........        66,665
 45,263   Metro One
            Telecommunications*..........     1,482,363
                                           ------------
                                              2,137,053
                                           ------------
          TEXTILES -- 2.3%
 81,800   Albany International, Class
            A*...........................     1,505,120
  7,200   Columbia Sportswear*...........       327,488
  7,100   Deckers Outdoor*...............        24,850
 20,400   G-III Apparel Group*...........       153,000
 19,800   Garan..........................       508,860
  3,300   Haggar.........................        42,281
  7,000   Hampshire Group*...............        66,500
  5,700   Jos. A. Bank Clothiers*........        32,775
 28,700   Kellwood.......................       595,525
 58,900   Mohawk Industries*.............     1,653,912
 20,972   Quaker Fabric*.................       174,330
114,900   Russell........................     2,148,630
  6,200   Saucony, Class A*..............        43,400
 44,100   Skechers U.S.A., Class A*......     1,058,400
 58,000   Springs Industries, Class A....     2,482,400
 38,300   Stride Rite....................       287,250
  3,100   Superior Uniform Group.........        27,094
                                           ------------
                                             11,131,815
                                           ------------
          TRANSPORTATION -- 2.4%
 53,900   Alexander & Baldwin............     1,152,113
  7,100   Ambassadors International*.....       126,025
 35,600   Landstar System*...............     2,411,900
  2,050   Marten Transport*..............        29,725
  3,300   Motor Cargo Industries*........        23,306
 63,300   Navigant International*........       660,694
 13,100   Old Dominion Freight Line*.....       131,000
  2,300   RailAmerica*...................        23,000

SHARES                                     MARKET VALUE
-------                                    ------------
          COMMON STOCKS (CONTINUED)
          TRANSPORTATION (CONTINUED)
 29,300   Roadway Express................  $    644,600
 60,500   SEACOR SMIT*...................     2,734,599
 44,500   Statia Terminals Group NV......       439,438
 49,800   USFreightways..................     1,568,700
103,100   Yellow*........................     1,765,588
                                           ------------
                                             11,710,688
                                           ------------
          TRAVEL/ENTERTAINMENT -- 3.1%
 40,400   AMERCO*........................       858,500
  6,400   Anchor Gaming*.................       392,000
  2,300   Ark Restaurants*...............        16,100
156,400   Aztar*.........................     1,659,404
 20,700   Black Hawk Gaming &
            Development*.................       185,006
 15,500   Bob Evans Farms................       275,125
131,100   CBRL Group.....................     2,384,381
112,800   Dollar Thrifty Automotive
            Group*.......................     2,323,680
  4,800   Frisch's Restaurants...........        60,480
 29,900   Garden Fresh Restaurant*.......       202,759
 18,000   Lakes Gaming*..................       167,625
100,300   Landry's Seafood Restaurants...     1,138,405
 84,900   Lone Star Steakhouse &
            Saloon.......................       787,978
 45,900   Movie Gallery*.................       337,078
 39,700   MTR Gaming Group*..............       208,425
  8,500   NPC International*.............        88,188
 21,800   Panera Bread, Class A*.........       583,150
166,500   Prime Hospitality*.............     1,798,200
106,100   Ryan's Family Steak Houses*....     1,127,313
 14,900   Ryder System...................       268,051
 19,700   Sonesta International Hotels,
            Class A......................       179,763
                                           ------------
                                             15,041,611
                                           ------------
          TOTAL COMMON STOCKS (COST
            $419,323,469)................   475,052,428
                                           ------------
          RIGHTS -- 0.0%
          BUILDING -- 0.0%
  4,200   Miller Building Systems* (a)...             0
                                           ------------
          TOTAL RIGHTS (COST $0).........             0
                                           ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

                                           MARKET VALUE
                                           ------------
          REPURCHASE AGREEMENT -- 0.8%
          State Street Bank, dated
            3/30/01, due 4/2/01 at 2.50%
            with a maturity value of
            $3,753,782 (Collateralized by
            Federal Farm Credit Bank)....  $  3,753,000
                                           ------------
          TOTAL REPURCHASE AGREEMENT
            (COST $3,753,000)............     3,753,000
                                           ------------
          TOTAL INVESTMENTS (COST
            $423,076,469) (b) -- 99.4%...   478,805,428
                                           ------------
          OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 0.6%..........     2,697,208
                                           ------------
          TOTAL NET ASSETS -- 100.0%.....  $481,502,636
                                           ============

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by Management (Note 3).

(b) At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $424,629,213. Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

   Unrealized appreciation..............  $ 80,273,308
   Unrealized depreciation..............   (26,097,093)
                                          ------------
   Net unrealized appreciation..........  $ 54,176,215
                                          ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
        $ Millions

                                                      AXA ROSENBERG
                                                   INTERNATIONAL SMALL                                    SALOMON SMITH BARNEY
                                                   CAPITALIZATION FUND               CRIEXUS                 WORLD EX US EMI
                                                   -------------------               -------              --------------------
1996                                                      1.00                        1.00                        1.00
1997                                                      1.01                        0.99                        0.96
1998                                                      1.04                        1.00                        1.06
1999                                                      0.95                        0.88                        1.02
2000                                                      1.25                        1.07                        1.27
2001                                                      1.12                        0.90                        1.00

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01

                                                                                    SINCE        SINCE
                                                             LAST(1)   LAST(3)    INCEPTION    INCEPTION
                                                              YEAR      YEARS     (9/23/96)    (10/29/96)
                                                             ------    -------    ---------    ----------
Institutional Shares (ICSIX).............................    -10.78%     2.41%       2.44%
Investor Shares (RISIX)..................................    -11.08%     2.02%                    2.08%
CRIexUS(1)...............................................    -15.90%    -3.32%      -2.32%       -2.37%

     For the first time in a decade, investors experienced a first major downturn in the equity markets. Looking back at the 12 months ending March 2001, the burst of the "New Economy" growth bubble marked the onslaught of financial turmoil. Growth stocks, in particular, retreated, as investors refocused on fundamentals and shifted toward value companies. Worries over an imminent recession in the U.S. and other parts of the world cast a shadow on stock markets worldwide. The negative sentiment was exacerbated by repeated news of massive corporate layoffs and warnings of disappointing corporate earnings. The continued rise in oil prices and the drama surrounding the U.S. presidential election all contributed to the volatility of the market. For the year as a whole, international small stocks, as measured by the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS), lost over 15%. The Salomon Smith Barney World ex U.S. Extended Markets Index, another notable benchmark for international mid/small stocks, was down 21%.

                                  (Unaudited)

     In Europe, value stocks staged a significant turnaround relative to growth stocks. The markets posted losses during the second and third quarter of 2000 amid worries that the slowdown in the U.S. would eventually impact Europe. The situation was exacerbated by worries and discontent over the rise in oil prices which resulted in the "petrol crisis" in both France and the U.K. last fall. That almost brought the two countries to a standstill. The European markets regained momentum in December. The uncertainty over the U.S. presidential election and increasing signs of a slowing economy in the U.S. had led investors to shift attention to the European markets. Both large and small companies benefited from this renewed interest in European stocks. Unfortunately, the rebound was short-lived as markets fell victim to deteriorating investors' sentiment in year 2001. Similar to in the U.S. several high-profile European companies issued disappointing earnings and news of layoffs. While economic fundamentals are still encouraging in the region, investors and consumers are becoming increasingly cautious. The financial crisis in Turkey and the "foot-and-mouth" epidemic added another level of anxiety for the region. During the past 12 months, European small stocks lost 15%(2).

     The Japanese market fell deeper into its decade-long malaise. Investors, domestic and foreign alike, had become more concerned about the fragile economy and confidence continued to erode. There was speculation that the Japanese government would end the zero interest rate policy. This created mixed reactions in the economy. In the end, the zero interest rate policy still continued to reign. In spite of the various economic stimulus packages and more aggressive measures to write off bad debts, the economy still failed to invigorate. Within the small cap segment, value stocks were still favored over growth stocks. Over this period, small stocks suffered a 24%(2) loss.

     Elsewhere in Asia, markets posted losses throughout. Since the U.S. is the major export destination for many of the Asian countries, a slowdown in the U.S. economy undoubtedly had a negative influence on the Asian economies. Similar to the rest of the world, technology and internet-related stocks plummeted. The euphoria associated with the Sydney Olympics failed to rescue the declining markets. For the year ending March 2001, small stocks in the Pacific ex Japan region lost 11%(2).

     The economic slowdown in the U.S. and the correction in technology-related stocks have not had as negative an impact on Canadian small stocks as they had on the rest of the world. Domestic spending remained robust and investors' confidence is still at a reasonably high level. In addition to the companies specializing in natural resources, there have been more and more quality Canadian companies focusing on telecommunications and networks. This unusual combination has provided an internal diversification within the Canadian market. Indeed, this has buffered volatility and enabled the Canadian small stock market to emerge as one of the few markets that have posted positive returns for the year ending March 2001. During this period, Canadian small stocks gained 4%(2).

     The U.S. dollar re-affirmed its leadership role as investors flocked toward the currency of the largest economy in the world for safety. All other major currencies lost ground against the U.S. dollar over the past 12 months. The Australian dollar suffered the largest depreciation by losing 20%, largely as a result of the 4th quarter, 2000 GDP contraction. In response to the deteriorating sentiment, the Japanese yen fell sharply against the U.S. dollar, losing 17%. The euro also failed to take off. In October 2000, the euro reached a historical low versus the U.S. dollar. The various central banks eventually had to intervene to halt the slide. Denmark's decision on not to join the euro undoubtedly contributed to the decline of euro's value. Over this period, the euro depreciated 7%. The British pound also suffered in the midst of all these developments, losing 11% of its value. The Swedish krona was another casualty, suffering a depreciation of 16%.

     The AXA Rosenberg International Small Capitalization Fund enjoyed another successful year, outperforming its benchmark, the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S.(1) The outperformance was a combination of stock selection and risk management. The Manager strives to add value consistently through bottom-up stock selection and avoids heavy bets on countries and industries. The portfolio closely tracks the country and industry

                                  (Unaudited)
exposures of the benchmark. As a result, the contributions to the outperformance from industry and country selection were positive but modest, whereas stock selection accounted for most of the outperformance. Since inception, the Fund's performance has also exceeded that of the benchmark.

     The Manager follows a systematic and disciplined approach to international investing. As of March 31, 2001, the portfolio holdings were diversified over 20 countries and over 400 companies. The top 10 holdings accounted for about 20% of the total portfolio. Approximately 69% of the holdings were invested in Europe. Metal products, machinery companies, together with those engaged in general retail and wholesale, represented about 18% of the portfolio. The price-to-positive-earnings ratio of the portfolio was around 12, and the median market capitalization of the holdings was approximately $270 million(3).

     We are excited about the prospects of international small stock investing. Over the long run, we believe international small stocks represent an attractive component in a diversified global portfolio. We at AXA Rosenberg strive to provide investors with added reward and diversification to their portfolios. The International Small Capitalization Fund offers investors the opportunity to take advantage of the potential growth and added diversification presented by the international small stock market.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg International Small Capitalization Fund, and the Select Shares were renamed the Investor Shares.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     International investing involves increased risk and volatility. Small capital funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS) is the benchmark for the AXA Rosenberg International Small Capitalization Fund. It is an unmanaged index of non-U.S. small capitalization companies with market capitalization up to $11.6 billion. The index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and U.K. Investors cannot invest directly in any Index.

(2) Small stock returns are based on individual country and regional CRIexUS.

(3) Portfolio composition subject to change.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS -- 97.0%
            AUSTRALIA -- 2.4%
            Chemicals -- 0.1%
   73,600   Ticor.........................  $    39,530
                                            -----------
            Construction Materials -- 0.3%
   19,800   Iluka Resources...............       44,375
  104,300   Origin Energy.................      108,475
                                            -----------
                                                152,850
                                            -----------
            Drugs -- 0.2%
   13,900   FH Faulding & Company.........       68,209
                                            -----------
            Electronics -- 0.2%
  111,900   Pacific Dunlop................       68,843
                                            -----------
            Food -- 0.2%
  115,901   Goodman Fielder...............       75,266
   83,033   Ridley Corporation............       27,164
                                            -----------
                                                102,430
                                            -----------
            Health -- 0.2%
   31,646   Mayne Nickless................       99,356
                                            -----------
            Machinery -- 0.0%
    1,100   Evans Deakin Industries.......        1,235
                                            -----------
            Media -- 0.1%
   40,500   Prime Television..............       29,663
                                            -----------
            Metals -- 0.0%
    2,912   Crane Group...................        9,677
                                            -----------
            Oil -- 0.0%
    8,200   Henry Walker Eltin Group......        2,923
    4,600   Novus Petroleum*..............        3,701
                                            -----------
                                                  6,624
                                            -----------
            Oil Distribution -- 0.1%
   34,900   Caltex Australia..............       33,741
   43,900   Orogen Minerals...............       19,077
                                            -----------
                                                 52,818
                                            -----------
            Real Estate Assets -- 0.2%
  174,000   Normandy Mining...............       74,764
   40,400   Normandy Mt. Leyshon..........        9,666
                                            -----------
                                                 84,430
                                            -----------
            Retail/Wholesale -- 0.4%
   15,100   Atkins Carlyle................       17,024
    9,400   Foodland Associated...........       39,913
   26,900   G.U.D. Holdings...............       23,379
    4,600   Howard Smith..................       18,777
   92,700   Metcash Trading...............       21,500
   18,900   PaperlinX.....................       34,606
                                            -----------
                                                155,199
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            AUSTRALIA (CONTINUED)
            Services -- 0.1%
   10,000   Leighton Holdings.............  $    34,330
                                            -----------
            Telephone -- 0.0%
    8,600   Uecomm*.......................        4,661
                                            -----------
            Transportation -- 0.1%
   23,400   Hills Motorway Group..........       59,413
                                            -----------
            Travel/Entertainment -- 0.2%
   13,768   Jupiters......................       26,285
    9,085   Spotless Group................       27,942
    4,500   Ten Network Holdings..........        3,990
   29,600   Village Roadshow..............       18,066
                                            -----------
                                                 76,283
                                            -----------
                                              1,045,551
                                            -----------
            BELGIUM -- 1.7%
            Construction Materials -- 1.4%
    7,190   Glaverbel.....................      629,263
                                            -----------
            Electronics -- 0.2%
    6,051   SAIT-RadioHolland*............       73,285
                                            -----------
            Financial Investments -- 0.1%
      398   Compagnie Mobiliere et
              Fonciere du Bois Sauvage....       46,162
                                            -----------
                                                748,710
                                            -----------
            CANADA -- 5.3%
            Banking -- 0.3%
    4,300   Laurentian Bank of Canada.....       78,513
    3,600   Trilon Financial, Class A.....       30,865
                                            -----------
                                                109,378
                                            -----------
            Chemicals -- 0.3%
   15,900   Methanex*.....................      127,637
                                            -----------
            Electric Utilities -- 0.2%
    3,400   ATCO, Class I.................      107,965
                                            -----------
            Insurance -- 0.3%
      700   E-L Financial.................       88,934
      500   Fairfax Financial Holdings*...       63,350
                                            -----------
                                                152,284
                                            -----------
            Machinery -- 0.1%
    4,500   Shaw Industries, Class A......       50,013
                                            -----------
            Media -- 0.3%
    3,800   Alliance Atlantis
              Communications, Class B*....       42,233
      633   Corus Entertainment, Class
              B*..........................       14,874
    6,700   Torstar, Class B..............       77,442
                                            -----------
                                                134,549
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            CANADA (CONTINUED)
            Miscellaneous
              Financial -- 0.5%
    7,800   Brascan.......................  $   127,557
    2,700   Fahnestock Viner Holdings,
              Class A.....................       70,733
                                            -----------
                                                198,290
                                            -----------
            Oil -- 0.8%
    5,200   Anderson Exploration*.........      117,897
    2,900   Chieftain International*......       81,700
   24,100   Gulf Canada Resources*........      132,240
    2,000   Hurricane Hydrocarbons, Class
              A*..........................       10,796
    5,149   Husky Energy*.................       43,328
      746   Vanguard Oil*.................           36
                                            -----------
                                                385,997
                                            -----------
            Oil Services -- 0.2%
    2,200   Precision Drilling*...........       79,081
                                            -----------
            Other Utilities -- 0.3%
    5,400   Westcoast Energy..............      125,518
                                            -----------
            Paper -- 0.8%
    8,300   Cascades......................       41,274
   15,100   Domtar........................      138,093
   10,300   Nexfor........................       47,098
    4,700   Norske Skog Canada*...........       54,176
    8,100   Tembec*.......................       65,589
                                            -----------
                                                346,230
                                            -----------
            Real Estate Assets -- 0.5%
    7,500   Brookfield Properties.........      125,271
    7,100   Franco Nevada Mining..........       81,750
                                            -----------
                                                207,021
                                            -----------
            Retail/Wholesale -- 0.3%
   10,800   Hudson's Bay..................      115,916
                                            -----------
            Services -- 0.1%
    1,800   Hummingbird*..................       44,011
        1   Philip Services*..............            4
                                            -----------
                                                 44,015
                                            -----------
            Telephone -- 0.3%
      535   Aliant........................       12,181
      500   Astral Media..................       13,972
    4,700   Manitoba Telecom Services.....      114,919
                                            -----------
                                                141,072
                                            -----------
                                              2,324,966
                                            -----------
            DENMARK -- 1.4%
            Banking -- 1.1%
   10,600   Sydbank.......................      470,460
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            DENMARK (CONTINUED)
            Food -- 0.3%
    6,900   Aarhus Oliefabrik, Class A....  $   147,887
                                            -----------
                                                618,347
                                            -----------
            FINLAND -- 3.8%
            Electric Utilities -- 1.3%
  137,500   Fortum........................      546,995
                                            -----------
            Insurance -- 0.3%
    3,000   Pohjola Group Insurance, Class
              B...........................      114,014
                                            -----------
            Machinery -- 0.6%
   26,400   Partek........................      252,055
                                            -----------
            Paper -- 1.2%
   52,700   Metsa Serla, Class B..........      354,539
   23,000   Stora Enso....................      218,374
                                            -----------
                                                572,913
                                            -----------
            Real Estate Assets -- 0.4%
1,003,600   Polar Real Estate*............      186,315
                                            -----------
                                              1,672,292
                                            -----------
            FRANCE -- 9.4%
            Construction Materials -- 0.2%
    2,408   Continentale d'Entreprises
              Industrielles...............       98,987
                                            -----------
            Defense -- 1.2%
    5,924   Societe Industrielle
              D'Aviations Latecoere.......      510,608
                                            -----------
            Financial Investments -- 0.9%
    4,359   Societe Fonciere, Financiere
              Et De Participations........      409,627
                                            -----------
            Food -- 0.9%
    3,400   Eridania Beghin-Say...........      297,265
      387   Sucriere de Pithiviers Le
              Vieil.......................      104,278
                                            -----------
                                                401,543
                                            -----------
            Liquor & Tobacco -- 1.5%
   15,283   SEITA*........................      615,142
                                            -----------
            Machinery -- 1.1%
    1,732   Crometal......................       84,213
   16,853   Dynaction.....................      397,048
                                            -----------
                                                481,261
                                            -----------
            Paper -- 1.3%
       35   Exacompta Clairefontaine......        2,104
   30,405   Worms et Compagnie............      581,125
                                            -----------
                                                583,229
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            FRANCE (CONTINUED)
            Real Estate Assets -- 0.3%
      987   Immobanque....................  $   115,175
                                            -----------
            Retail/Wholesale -- 0.9%
       39   Fonciere Euris................        4,137
    7,723   Rallye........................      377,213
       69   SAMSE.........................       18,293
                                            -----------
                                                399,643
                                            -----------
            Services -- 1.1%
    4,088   Cegedim.......................      171,661
    4,269   Societe Virbac................      328,332
                                            -----------
                                                499,993
                                            -----------
                                              4,115,208
                                            -----------
            GERMANY -- 12.5%
            Autos -- 1.7%
   30,240   MAN...........................      732,488
                                            -----------
            Banking -- 1.3%
   65,200   Bankgesellschaft Berlin.......      564,861
                                            -----------
            Building -- 0.5%
    8,990   Hochtief......................      212,912
                                            -----------
            Drugs -- 2.8%
    4,990   Altana........................      595,529
   16,880   Merck.........................      640,174
                                            -----------
                                              1,235,703
                                            -----------
            Electric Utilities -- 0.6%
   10,841   Hamburgische Electricitaets
              Werke.......................      253,971
                                            -----------
            Electronics -- 2.3%
    6,740   Fresenius.....................    1,024,841
                                            -----------
            Insurance -- 2.0%
   11,900   DBV-Winterthur Holding........      427,112
    5,930   Hannover Rueckversicherungs...      445,597
                                            -----------
                                                872,709
                                            -----------
            Machinery -- 0.6%
   13,979   Buderus.......................      277,805
                                            -----------
            Metals -- 0.6%
   16,940   ThyssenKrupp*.................      242,603
                                            -----------
            Retail/Wholesale -- 0.1%
    5,400   Baywa.........................       30,791
                                            -----------
                                              5,448,684
                                            -----------
            HONG KONG -- 3.4%
            Banking -- 1.0%
   38,000   Guoco Group...................      114,503
  160,000   HKCB Bank Holding Company.....       45,647

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            HONG KONG (CONTINUED)
            Banking (continued)
  130,000   International Bank of Asia....  $    27,337
   56,000   Liu Chong Hing Bank...........       60,675
   84,000   New World Infrastructure*.....       55,469
   18,000   Wing Hang Bank................       56,892
   24,000   Wing Lung Bank................      102,168
                                            -----------
                                                462,691
                                            -----------
            Building -- 0.1%
   92,000   Jiangsu Expressway Company,
              Class H.....................       17,223
   32,000   Shui On Construction and
              Materials                          35,902
                                            -----------
                                                 53,125
                                            -----------
            Durables -- 0.1%
   84,000   Ngai Lik Industrial Holding...       29,889
  350,000   Starlight International
              Holdings....................        5,699
                                            -----------
                                                 35,588
                                            -----------
            Electric Utilities -- 0.1%
  271,000   China Travel International
              Investment Hong Kong........       39,613
                                            -----------
            Electronics -- 0.1%
   72,000   Wong's International
              Holdings....................       24,926
                                            -----------
            Financial Investments -- 0.0%
   84,000   Peregrine Investment Holdings*
              (a).........................            0
   36,000   Shell Electric Manufacturing
              Company.....................        4,985
   12,000   Wing On Co. International.....        4,462
                                            -----------
                                                  9,447
                                            -----------
            Food -- 0.1%
   10,000   Chaoda Modern Agriculture
              (Holdings)*.................        1,705
  162,000   China Foods Holdings..........       33,235
   45,000   Lam Soon Hong Kong*...........        7,905
                                            -----------
                                                 42,845
                                            -----------
            Liquor & Tobacco -- 0.0%
   36,000   San Miguel Brewery Hong
              Kong........................        9,186
                                            -----------
            Machinery -- 0.1%
   24,000   ASM Pacific Technology........       40,313
                                            -----------
            Media -- 0.1%
  260,000   Golden Harvest
              Entertainment*..............       26,003
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            HONG KONG (CONTINUED)
            Miscellaneous
              Financial -- 0.0%
    8,000   Lee Hing Development..........  $     2,359
   60,000   Sun Hung Kai & Co.............        9,155
                                            -----------
                                                 11,514
                                            -----------
            Real Estate Assets -- 0.9%
   20,000   Amoy Properties...............       22,311
  327,000   Chinese Estates Holdings*.....       35,639
   45,000   Continental Mariner
              Investment..................        5,251
   48,000   Great Eagle Holdings..........       74,471
   90,000   Hopewell Holdings.............       42,409
   42,000   Hysan Development Company.....       63,816
   15,000   Kerry Properties..............       18,656
   20,000   Liu Chong Hing Investment.....       12,694
  310,000   New Asia Realty & Trust.......       81,485
  165,000   Realty Development............       42,842
  210,000   Tai Cheung Holdings...........       30,158
                                            -----------
                                                429,732
                                            -----------
            Retail/Wholesale -- 0.3%
   76,000   Dickson Concepts
              International...............       26,311
   82,000   Esprit Holdings...............       91,475
                                            -----------
                                                117,786
                                            -----------
            Textiles -- 0.2%
   50,000   High Fashion International....        9,488
  132,000   Tungtex (Holdings) Company....       19,464
   76,000   USI Holdings*.................        9,550
    8,000   YGM Trading...................        3,744
   18,000   Yue Yuen Industrial
              Holdings....................       31,389
                                            -----------
                                                 73,635
                                            -----------
            Transportation -- 0.3%
    9,000   China Motor Bus...............       64,739
  142,000   GZI Transport.................       24,216
   46,000   Orient Overseas
              International...............       20,939
                                            -----------
                                                109,894
                                            -----------
                                              1,486,298
                                            -----------
            ITALY -- 4.6%
            Banking -- 1.1%
   99,000   Banca Popolare di Milano
              Scrl........................      467,353
                                            -----------
            Machinery -- 0.0%
      500   Saiag.........................        2,153
                                            -----------
            Media -- 1.5%
  779,000   Cofide*.......................      650,784
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            ITALY (CONTINUED)
            Metals -- 1.5%
   79,218   GIM...........................  $    73,183
  203,000   Pirelli & C...................      610,159
                                            -----------
                                                683,342
                                            -----------
            Textiles -- 0.5%
   44,400   Vincenzo Zucchi...............      209,993
                                            -----------
                                              2,013,625
                                            -----------
            JAPAN -- 17.0%
            Autos -- 1.0%
   13,000   Ahresty.......................       41,495
    6,000   Kanto Auto Works..............       29,302
    8,000   Keihin........................       60,647
    3,000   Kikuchi Co. ..................       12,449
    2,000   Nippon Cable System...........       14,523
    2,000   Nippon Seiki..................       10,374
    6,000   Showa.........................       32,079
    1,000   Sumitomo Wiring Systems.......        6,528
   10,000   Tokai Rika....................       67,111
   26,000   U-Shin........................      114,112
    3,000   Yachiyo Industry Co. .........        9,648
    5,000   Yasunaga......................       17,037
                                            -----------
                                                415,305
                                            -----------
            Banking -- 0.8%
   28,000   First Credit*.................       37,984
      200   The Bank of Okinawa...........        3,511
   34,000   The Chuo Mitsui Trust &
              Banking Company.............       66,743
   18,000   The Keiyo Bank................       45,964
    9,000   The Kyushu Bank...............       20,827
   31,000   The Shinwa Bank...............       89,055
   15,000   The Tochigi Bank..............       76,607
    4,000   The Tokushima Bank............       22,152
                                            -----------
                                                362,843
                                            -----------
            Building -- 0.8%
    7,000   Chudenko......................       83,788
    9,000   Footwork Construction.........        7,972
    9,000   Fukuda........................       19,750
   13,000   Maeda.........................       51,662
   14,000   Maeda Road Construction.......       56,976
    8,000   Nippon Dentsu.................       19,471
   30,000   Okumura.......................      110,122
    8,000   Tetra.........................       13,853
    1,000   Tohoku Telecommunications
              Construction Co.............        1,875
                                            -----------
                                                365,469
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Chemicals -- 0.7%
   21,000   Dainichiseika Colour &
              Chemicals Mfg. Co...........  $    61,166
   39,000   Kureha Chemical Industry
              Co. ........................       87,140
    2,000   Manac.........................        6,543
    2,000   Nifco.........................       18,545
    4,000   Nippon Pigment Company........        8,395
   20,000   Nippon Sanso..................       77,245
   10,000   Showa Tansan Co. .............       23,780
   14,000   Tayca.........................       29,158
                                            -----------
                                                311,972
                                            -----------
            Construction Materials -- 0.6%
   24,000   Komai Tekko...................       51,326
   14,000   Mitsubishi Plastics...........       24,243
    6,000   Noritz........................       55,061
   17,000   Okabe.........................       46,124
    1,000   Sankyo Rikagaku...............        4,189
   22,000   Sanwa Shutter.................       42,836
    2,000   Takada Kiko...................        7,182
    3,000   Takahashi Curtain Wall........        6,942
   10,000   Takigami Steel Construction
              Co. ........................       25,935
                                            -----------
                                                263,838
                                            -----------
            Drugs -- 1.2%
   15,000   Fujirebio.....................      125,324
    8,000   Hisamitsu Pharmaceutical......      127,422
    3,000   Kaken Pharmaceutical Co. .....       23,006
   27,000   Nikken Chemicals..............       79,934
   14,000   Nippon Shinyaku Co. ..........       86,358
    5,000   Seikagaku.....................       43,091
    1,000   Torii Pharmaceutical Co. .....       17,556
    2,000   Tsumura & Co.*................        6,575
                                            -----------
                                                509,266
                                            -----------
            Durables -- 0.1%
    2,600   Aiwa*.........................       22,407
   11,000   Kenwood.......................       17,819
                                            -----------
                                                 40,226
                                            -----------
            Electric Utilities -- 0.0%
    1,100   Okinawa Electric Power........       17,205
                                            -----------
            Electronics -- 1.7%
    1,000   Aiphone.......................        8,937
    3,000   Excel.........................       25,855
   18,000   Foster Electric...............       62,051
   30,000   Furuno Electric...............       79,001
    9,000   Horiba........................       62,913
    9,300   Komatsu Electronic Metals*....       51,800

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Electronics (continued)
   13,000   New Japan Radio Co. ..........  $    81,227
   17,000   Nihon Inter Electronics.......       37,170
   13,000   Nissho........................      104,983
    6,000   Shindengen Electric
              Manufacturing...............       33,515
    7,000   Sumitomo Special Metals.......       56,418
    3,000   Tamura........................        9,336
   29,000   Toshiba TEC...................       76,136
                                            -----------
                                                689,342
                                            -----------
            Financial Investments -- 0.7%
   28,000   Daiwa Kosho Lease.............       74,181
    9,900   Kyosei Rentemu................       48,901
    6,000   Ricoh Leasing.................      102,940
   16,000   Tokyo Leasing.................       74,053
                                            -----------
                                                300,075
                                            -----------
            Food -- 0.8%
    5,000   Asahi Soft Drinks.............       32,638
   13,000   Fuji Coca-Cola Bottling.......      108,614
    4,000   Kinki Coca-Cola Bottling
              Co. ........................       38,335
   30,000   Nichiro.......................       58,413
    2,000   Nichiwa Sangyo................        3,431
   19,000   Tokatsu Foods.................       39,420
    9,000   Toyo Suisan Kaisha............       57,096
                                            -----------
                                                337,947
                                            -----------
            Health -- 0.0%
    1,000   SRL...........................       10,573
                                            -----------
            Household -- 0.5%
    2,000   Chuo Kagaku Co. ..............       25,536
   27,000   Daiwa Seiko...................       25,424
    3,000   Descente*.....................        4,453
   24,000   Mizuno........................       63,392
    1,000   Superbag Company..............        1,452
    9,000   Tenma.........................       94,657
                                            -----------
                                                214,914
                                            -----------
            Insurance -- 0.3%
    8,100   The Dai-Tokyo Fire & Marine
              Insurance Co................       25,725
   16,000   The Dowa Fire & Marine
              Insurance Co................       54,774
   34,000   The Nisshin Fire & Marine
              Insurance Company...........       66,743
                                            -----------
                                                147,242
                                            -----------
            Machinery -- 1.8%
    1,000   Aichi Electric Co. ...........        1,907

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Machinery (continued)
    7,000   Amada Machinics Co. ..........  $    15,361
    1,900   Corona........................       25,472
   18,000   Fujitec Co. ..................       75,410
   28,000   Hitachi Koki Co. .............       91,609
   20,000   Juki..........................       60,328
    5,000   Kawata Manufacturing Co. .....       17,516
    8,000   Koken.........................       31,919
    1,200   Kyoritsu Air Tech.............        3,917
    7,900   Miura.........................       97,776
   40,000   Nissin Electric Co. ..........       77,245
    5,000   Nitto Electric Works..........       34,034
    2,000   Shin-Daiwa Kogyo..............        3,671
    4,100   Shinkawa......................       80,812
    4,000   Shinko Kogyo Co. .............        5,362
   18,000   Takaoka Electric Mfg. Co. ....       21,258
   22,000   Tokyo Kikai Seisakusho........       71,803
    1,200   Zuiko.........................       10,802
                                            -----------
                                                726,202
                                            -----------
            Media -- 0.3%
    1,000   Asahi Broadcasting............       77,405
    8,000   RKB Mainichi Broadcasting.....       35,750
    1,000   Sanko Sangyo..................        6,057
                                            -----------
                                                119,212
                                            -----------
            Metals -- 0.3%
   22,000   Mitsubishi Cable Industries...       41,256
    5,000   Nichia Steel Works............       13,765
   25,000   Showa Electric Wire & Cable...       36,907
    7,000   Tonichi Cable.................       17,093
    6,000   Yamato Kogyo..................       20,492
                                            -----------
                                                129,513
                                            -----------
            Miscellaneous Financial --0.0%
    7,000   Tsubasa Securities Co.*.......       20,724
                                            -----------
            Office Machinery -- 0.4%
    5,000   Brother Industries............       10,055
    1,000   Canon.........................       36,308
   15,000   General Co. ..................       44,288
   18,000   Mutoh Industries*.............       35,191
    8,000   Nippon Typewriter Co. ........       24,450
   13,000   Teac..........................       31,121
                                            -----------
                                                181,413
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Oil Distribution -- 0.1%
    3,000   Koa Oil Company...............  $     6,416
   12,000   Yushiro Chemical Industry
              Co. ........................       56,210
                                            -----------
                                                 62,626
                                            -----------
            Other Utilities -- 0.0%
    1,000   Otaki Gas Co. ................        2,593
                                            -----------
            Paper -- 0.2%
    9,000   Daio Paper....................       71,890
    4,000   Tokushu Paper Manufacturing...       13,789
                                            -----------
                                                 85,679
                                            -----------
            Real Estate Assets -- 0.3%
   35,000   Azel..........................       58,093
    5,000   Hosoda........................       13,167
   24,000   Nice..........................       47,113
    8,000   Recruit Cosmos Co. ...........       25,216
    1,000   Sekiwa Real Estate............        3,591
    2,000   Tokyo Tatemono Co. ...........        3,687
                                            -----------
                                                150,867
                                            -----------
            Retail/Wholesale -- 1.9%
    3,000   Atol..........................       14,124
   11,000   Charle........................       52,579
    6,000   Chiyoda.......................       23,461
    8,000   Daiwa.........................       12,449
    1,000   Denkodo.......................        5,107
   18,000   Denkyosha.....................       56,737
    8,000   Eiden.........................       45,964
    8,000   Gigas Kansai..................       35,175
    4,000   Hankyu Department Stores......       17,077
   45,000   Joshin Denki..................      103,060
   23,000   Laox..........................       73,415
   10,000   Lilycolor.....................       10,374
   25,000   Matsuyadenki..................       44,488
   10,000   Matsuzakaya Co. ..............       20,987
    2,000   Nagano Tokyu Department
              Store.......................        4,788
    1,100   Rio Chain Co. ................        3,573
   16,000   Sekido........................       49,794
   10,000   Starzen Company...............       18,832
    5,000   The Daimaru...................       16,319
   37,000   Tokyu Store Chain Co. ........       89,462
    3,000   Traveler......................       14,962
    3,000   U.Store.......................       21,354
   26,000   Uehara Sei Shoji..............       56,226
                                            -----------
                                                790,307
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
            Services -- 1.4%
    5,400   Computer Engineering &
              Consulting..................  $    53,649
    7,000   Creo Co. .....................       42,509
    3,000   Diamond Computer Service......       24,418
   14,000   Eikoh.........................       46,922
    2,700   Fujitsu Business Systems......       30,185
    5,900   Hitachi Information Systems...      147,835
   12,000   Horiuchi Color................       49,794
    7,000   Japan Process Development.....       31,840
    2,000   Kokusai System Co. ...........        6,256
    3,500   Miroku Jyoho Service..........       20,975
    6,000   Nippon Computer System Co. ...       22,982
    1,000   Shingakukai...................        2,514
    3,000   Sumisho Electronics...........       27,052
   20,000   Tsuzuki Denki*................       56,657
   13,000   Uchida Yoko Co. ..............       52,906
    1,600   Wesco.........................        3,447
                                            -----------
                                                619,941
                                            -----------
            Soaps & Cosmetics -- 0.1%
    5,000   Avon Products.................        9,177
    2,000   Ivy Cosmetics.................        6,655
   18,000   Sunstar.......................       48,693
                                            -----------
                                                 64,525
                                            -----------
            Telephone -- 0.0%
        4   Okinawa Cellular Telephone....        7,278
                                            -----------
            Transportation -- 0.4%
    2,200   Alps Transportation Systems...        9,919
    2,000   Kanda.........................        4,325
    2,100   Meito Transportation Co. .....       17,763
    9,000   Nippon Konpo Unyu Soko Co. ...       53,505
   26,000   Seino Transportation Co. .....       98,136
                                            -----------
                                                183,648
                                            -----------
            Travel/Entertainment -- 0.6%
   13,000   Adores*.......................       27,802
    2,200   Daiichi kosho.................       35,287
   43,000   Kinki Nippon Tourist*.........      105,685
    1,000   Shochiku Co.*.................        3,878
   31,000   Tokyo Dome....................       96,971
                                            -----------
                                                269,623
                                            -----------
                                              7,400,368
                                            -----------
            MALAYSIA -- 0.0%
            Durables -- 0.0%
      840   Silverstone* (a)..............            0
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            MALAYSIA (CONTINUED)
            Travel/Entertainment -- 0.0%
   24,000   Rekapacific* (a)..............  $         0
                                            -----------
            NETHERLANDS -- 6.4%
            Airlines -- 2.8%
   64,840   KLM Royal Dutch Airlines*.....    1,203,734
                                            -----------
            Building -- 0.7%
    2,150   Hollandsche Beton Groep.......       24,139
   25,187   Stork.........................      270,533
                                            -----------
                                                294,672
                                            -----------
            Chemicals -- 0.0%
    3,631   EVC International*............        8,025
                                            -----------
            Household -- 0.0%
      500   Samas Groep...................        7,868
                                            -----------
            Media -- 1.9%
    3,400   Roto Smeets de Boer...........       96,183
   88,240   Wegener.......................      752,768
                                            -----------
                                                848,951
                                            -----------
            Office Machinery -- 0.9%
   30,350   Oce...........................      397,090
                                            -----------
            Textiles -- 0.1%
    1,833   Koninklijke Ten Cate..........       50,395
                                            -----------
                                              2,810,735
                                            -----------
            NEW ZEALAND -- 0.1%
            Chemicals -- 0.0%
   21,018   Nufarm........................       28,227
                                            -----------
            Retail/Wholesale -- 0.1%
   25,900   Hallenstein Glasson
              Holdings....................       24,097
                                            -----------
            Textiles -- 0.0%
    4,616   Cavalier......................        8,122
                                            -----------
                                                 60,446
                                            -----------
            PORTUGAL -- 0.9%
            Construction Materials -- 0.9%
   97,800   Semapa-Sociedade de
              Investimento e Gestao.......      378,688
                                            -----------
            SINGAPORE -- 2.0%
            Banking -- 0.4%
   22,000   Hong Leong Finance............       34,119
    8,000   Industrial & Commercial
              Bank........................       18,256
   67,500   Keppel Capital Holdings.......       85,616
   26,000   Overseas Union Trust..........       52,131
                                            -----------
                                                190,122
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SINGAPORE (CONTINUED)
            Building -- 0.1%
   53,333   United Engineers..............  $    37,221
                                            -----------
            Defense -- 0.2%
  190,000   Sembcorp Marine...............       82,611
                                            -----------
            Electronics -- 0.0%
   51,000   Sunright......................       10,311
                                            -----------
            Media -- 0.1%
   33,000   Times Publishing..............       63,791
                                            -----------
            Miscellaneous Financial --0.0%
    8,000   Kay Hian Holdings.............        2,371
                                            -----------
            Office Machinery -- 0.1%
   29,000   WBL...........................       33,731
                                            -----------
            Real Estate Assets -- 0.8%
    5,000   Fraser & Neave................       18,970
   68,000   Keppel........................      116,758
  158,000   Lum Chang Holdings............       26,254
   41,000   Marco Polo Developments.......       40,195
   58,000   MCL Land......................       29,876
  174,000   Metro Holdings................       37,586
   98,000   Orchard Parade Holdings*......       23,341
   29,000   Singapore Land................       59,432
   23,000   United Industrial.............        9,300
                                            -----------
                                                361,712
                                            -----------
            Retail/Wholesale -- 0.1%
   56,000   Hour Glass....................       10,701
   54,000   Intraco.......................       29,910
    5,000   Wearnes International.........        1,523
                                            -----------
                                                 42,134
                                            -----------
            Transportation -- 0.1%
   22,000   Pacific Carriers..............       16,328
  100,000   Singapore Shipping*...........        8,862
                                            -----------
                                                 25,190
                                            -----------
            Travel/Entertainment -- 0.1%
  200,000   Hai Sun Hup Group.............       23,263
                                            -----------
                                                872,457
                                            -----------
            SPAIN -- 2.3%
            Insurance -- 1.1%
   22,600   Corporacion Mapfre, Compania
              Internacional de
              Reaseguros..................      465,513
                                            -----------
            Machinery -- 0.1%
    2,410   Construcciones y Auxiliar de
              Ferrocarriles...............       47,298
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SPAIN (CONTINUED)
            Metals -- 0.5%
   20,240   Aceralia Corporacion
              Siderurgica.................  $   234,575
                                            -----------
            Transportation -- 0.6%
   13,780   Aurea Concesiones de
              Infraestructuras del
              Estado......................      241,203
                                            -----------
                                                988,589
                                            -----------
            SWEDEN -- 1.6%
            Building -- 0.5%
   29,900   NCC, Class A..................      214,418
                                            -----------
            Paper -- 1.1%
   24,100   AssiDoman.....................      488,113
                                            -----------
            Retail/Wholesale -- 0.0%
   11,075   Scribona, Class A.............       16,313
                                            -----------
                                                718,844
                                            -----------
            SWITZERLAND -- 6.6%
            Airlines -- 0.3%
    1,110   SAirGroup.....................      114,154
                                            -----------
            Defense -- 0.2%
      500   Oerlikon-Buehrle Holding*.....       81,114
                                            -----------
            Electric Utilities -- 0.2%
       77   Centralschweizerische
              Kraftwerke..................       69,150
                                            -----------
            Electronics -- 0.7%
       95   Daetwyler Holding.............      144,760
      830   Sulzer Medica.................      171,678
                                            -----------
                                                316,438
                                            -----------
            Insurance -- 1.2%
      570   Helvetia Patria Holding.......      528,402
                                            -----------
            Machinery -- 1.7%
    1,195   Sulzer........................      773,376
                                            -----------
            Miscellaneous Financial --0.0%
      100   Cie Financiere Tradition......       11,530
                                            -----------
            Services -- 1.2%
    3,720   Carlo Gavazzi Holding.........      523,743
                                            -----------
            Telephone -- 1.1%
    7,500   Ascom Holding.................      470,390
                                            -----------
                                              2,888,297
                                            -----------
            UNITED KINGDOM -- 15.6%
            Building -- 1.0%
   33,000   M.J. Gleeson Group............      418,728
    4,000   Prowting......................        7,763
                                            -----------
                                                426,491
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
            Construction Materials -- 1.3%
  378,000   Pilkington....................  $   568,306
                                            -----------
            Insurance -- 0.1%
    8,000   London Pacific Group..........       39,239
                                            -----------
            Machinery -- 0.9%
  304,000   Fenner........................      393,301
                                            -----------
            Media -- 0.2%
   12,600   De La Rue.....................       73,266
                                            -----------
            Metals -- 0.9%
  441,464   Corus Group...................      393,839
                                            -----------
            Oil -- 0.6%
  182,856   SOCO International*...........      272,966
                                            -----------
            Retail/Wholesale -- 4.3%
  288,000   ALPHA Airports Group..........      231,340
  261,269   Expamet International.........      391,878
  250,000   House Of Fraser...............      266,570
   90,000   Pendragon.....................      287,256
  219,000   Quicks Group..................      175,915
  205,000   Sanderson Bramall Motor
              Group.......................      501,294
                                            -----------
                                              1,854,253
                                            -----------
            Services -- 3.1%
  686,000   Delta.........................    1,336,147
                                            -----------
            Soaps & Cosmetics -- 0.3%
  200,000   McBride.......................      137,906
                                            -----------
            Textiles -- 0.6%
  264,886   Dewhirst Group................      261,730
                                            -----------
            Transportation -- 0.5%
   63,496   Grampian Holdings.............       63,191
   12,000   National Express Group........      148,767
                                            -----------
                                                211,958
                                            -----------
            Travel/Entertainment -- 1.8%
  109,000   Eldridge, Pope & Co. .........      337,051
   72,881   Wolverhampton & Dudley
              Breweries...................      470,414
                                            -----------
                                                807,465
                                            -----------
                                              6,776,867
                                            -----------
            TOTAL COMMON STOCKS (COST
              $47,402,896)................   42,368,972
                                            -----------

 SHARES                                     MARKET VALUE
---------                                   ------------
            PREFERRED STOCKS -- 0.1%
            CANADA -- 0.1%
            Construction Materials -- 0.1%
    1,900   Lafarge Canada................  $    59,006
                                            -----------
            TOTAL PREFERRED STOCKS (COST
              $66,774)....................       59,006
                                            -----------
            WARRANTS -- FOREIGN SECURITIES -- 0.0%
            SINGAPORE -- 0.0%
            Building -- 0.0%
    6,300   IPCO International @ 1.30,
              12/17/02....................          536
                                            -----------
            TOTAL WARRANTS -- FOREIGN
              SECURITIES (COST $0)........          536
                                            -----------
            REPURCHASE AGREEMENT -- 0.9%
            State Street Bank, dated
              3/30/01, due 4/2/01 at 2.00%
              with a maturity value of
              $386,064 (Collateralized by
              Federal National Mortgage
              Association)................      386,000
                                            -----------
            TOTAL REPURCHASE AGREEMENT
              (COST $386,000).............      386,000
                                            -----------
            TOTAL INVESTMENTS (COST
              $47,855,670) (b) -- 98.0%...   42,814,514
                                            -----------
            OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 2.0%.........      867,566
                                            -----------
            TOTAL NET ASSETS -- 100.0%....  $43,682,080
                                            ===========

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by Management (Note 3).

(b) At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $48,104,434. Cost for federal tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation................  $ 1,682,360
   Unrealized depreciation................   (6,972,280)
                                            -----------
   Net unrealized depreciation............  $(5,289,920)
                                            ===========

                   FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                       DELIVERY   CONTRACT AMOUNT     UNREALIZED
                         DATE     (LOCAL CURRENCY)   APPRECIATION
                       --------   ----------------   ------------

Sold Australian
  Dollars in exchange
  for Singapore
  Dollars 88,700.....   4/2/01        100,000            $302
Sold British Pounds
  in exchange for
  Swiss Francs
  100,000............   4/2/01         40,254            $709

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
        $ Millions

                                                                 AXA ROSENBERG VALUE MARKET
                                                                        NEUTRAL FUND                U.S. 90-DAY TREASURY BILLS
                                                                 --------------------------         --------------------------
1997                                                                        1.00                               1.00
1998                                                                        1.00                               1.02
1999                                                                        0.92                               1.06
2000                                                                        0.79                               1.12
2001                                                                        0.92                               1.18

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01

                                                                                    SINCE         SINCE
                                                              LAST 1    LAST 3    INCEPTION     INCEPTION
                                                               YEAR     YEARS     (12/16/97)    (12/18/97)
                                                              ------    ------    ----------    ----------
Institutional Shares (BMNIX)................................  15.96%    -2.64%      -2.49%
Investor Shares (BRMIX).....................................  15.49%    -3.00%                    -2.86%
U.S. 90-day Treasury Bills..................................   5.78%     5.18%       5.24%         5.23%

     For the year ended March 31, 2001, the Institutional Shares of the AXA Rosenberg Value Market Neutral Fund outperformed its U.S. 90-day Treasury Bill benchmark by more than 10%. Since inception, the Fund trails the benchmark by 7.73%. Over the same period, the Russell 2500 Index(1) lost 13.50%. While mid and small cap value stocks rebounded by 13.13%, the growth half of the universe lost more than 41%, pushing the Russell 2500 Value(2) -- Growth Performance Spread up to 54.77%.

                                  (Unaudited)

      RUSSELL 2500 VALUE INDEX(2) RELATIVE TO RUSSELL 2500 GROWTH INDEX(3)
                      TRAILING 12-MONTH PERFORMANCE SPREAD
                        JANUARY 1, 1987 - MARCH 31, 2001

                                                              RUSSELL 2500 VALUE INDEX TO RUSSELL 2500 GROWTH
                                                                INDEX TRAILING 12-MONTH PERFORMANCE SPREAD
                                                              -----------------------------------------------
Jan 87                                                                              -2.30
Feb 87                                                                              -4.43
Mar 87                                                                              -4.56
Apr 87                                                                              -1.22
May 87                                                                              -0.57
Jun 87                                                                               1.69
Jul 87                                                                               0.03
Aug 87                                                                              -4.23
Sep 87                                                                              -6.72
Oct 87                                                                               3.44
Nov 87                                                                               4.95
Dec 87                                                                              -0.15
Jan 88                                                                               6.75
Feb 88                                                                               7.87
Mar 88                                                                               6.91
Apr 88                                                                               7.15
May 88                                                                               9.10
Jun 88                                                                               8.33
Jul 88                                                                               8.92
Aug 88                                                                              11.29
Sep 88                                                                              10.53
Oct 88                                                                               7.92
Nov 88                                                                               6.57
Dec 88                                                                              10.76
Jan 89                                                                               4.06
Feb 89                                                                               5.66
Mar 89                                                                               6.75
Apr 89                                                                               5.33
May 89                                                                               1.41
Jun 89                                                                               3.90
Jul 89                                                                              -0.57
Aug 89                                                                              -3.78
Sep 89                                                                              -5.41
Oct 89                                                                              -8.50
Nov 89                                                                             -10.34
Dec 89                                                                              -9.31
Jan 90                                                                              -4.61
Feb 90                                                                              -5.44
Mar 90                                                                              -8.38
Apr 90                                                                              -8.75
May 90                                                                             -10.44
Jun 90                                                                             -14.02
Jul 90                                                                             -11.49
Aug 90                                                                              -7.04
Sep 90                                                                              -3.60
Oct 90                                                                              -2.83
Nov 90                                                                              -4.26
Dec 90                                                                              -5.19
Jan 91                                                                             -11.83
Feb 91                                                                             -13.38
Mar 91                                                                             -12.27
Apr 91                                                                              -5.81
May 91                                                                              -3.58
Jun 91                                                                               0.40
Jul 91                                                                              -0.95
Aug 91                                                                              -7.12
Sep 91                                                                             -13.31
Oct 91                                                                             -16.62
Nov 91                                                                             -10.97
Dec 91                                                                             -14.39
Jan 92                                                                              -8.95
Feb 92                                                                              -3.05
Mar 92                                                                               4.84
Apr 92                                                                               7.21
May 92                                                                               9.41
Jun 92                                                                              11.05
Jul 92                                                                              12.47
Aug 92                                                                              13.32
Sep 92                                                                              16.05
Oct 92                                                                              16.07
Nov 92                                                                              14.51
Dec 92                                                                              19.09
Jan 93                                                                              20.38
Feb 93                                                                              23.08
Mar 93                                                                              20.33
Apr 93                                                                              15.23
May 93                                                                              10.26
Jun 93                                                                               8.05
Jul 93                                                                               9.29
Aug 93                                                                               7.36
Sep 93                                                                               5.41
Oct 93                                                                               6.10
Nov 93                                                                               9.15
Dec 93                                                                               7.13
Jan 94                                                                               4.46
Feb 94                                                                              -4.09
Mar 94                                                                              -2.55
Apr 94                                                                              -2.86
May 94                                                                               2.90
Jun 94                                                                               4.06
Jul 94                                                                               4.16
Aug 94                                                                               1.96
Sep 94                                                                               1.20
Oct 94                                                                              -0.54
Nov 94                                                                              -1.15
Dec 94                                                                               0.00
Jan 95                                                                               1.03
Feb 95                                                                               1.30
Mar 95                                                                              -3.75
Apr 95                                                                              -3.78
May 95                                                                              -4.67
Jun 95                                                                             -11.29
Jul 95
Aug 95                                                                             -10.87
Sep 95                                                                              -9.47
Oct 95                                                                              -4.32
Nov 95                                                                              -4.48
Dec 95                                                                              -3.78
Jan 96                                                                              -4.82
Feb 96                                                                              -7.45
Mar 96                                                                              -4.11
Apr 96                                                                             -12.17
May 96                                                                             -16.31
Jun 96                                                                              -6.35
Jul 96                                                                               4.67
Aug 96                                                                               0.74
Sep 96                                                                              -0.69
Oct 96                                                                               3.97
Nov 96                                                                               6.10
Dec 96                                                                               7.11
Jan 97                                                                               5.75
Feb 97                                                                              15.30
Mar 97                                                                              18.90
Apr 97                                                                              24.77
May 97                                                                              23.39
Jun 97                                                                              21.12
Jul 97                                                                              15.39
Aug 97                                                                              14.96
Sep 97                                                                              16.46
Oct 97                                                                              14.03
Nov 97                                                                              15.30
Dec 97                                                                              18.31
Jan 98                                                                              17.56
Feb 98                                                                               9.08
Mar 98                                                                               5.97
Apr 98                                                                               2.51
May 98                                                                              12.00
Jun 98                                                                               8.71
Jul 98                                                                               9.70
Aug 98                                                                              16.46
Sep 98                                                                              15.07
Oct 98                                                                              11.53
Nov 98                                                                               5.01
Dec 98                                                                              -5.00
Jan 99                                                                             -10.55
Feb 99                                                                              -4.36
Mar 99                                                                              -9.41
Apr 99                                                                              -7.65
May 99                                                                             -10.62
Jun 99                                                                             -13.59
Jul 99                                                                             -15.44
Aug 99                                                                             -32.56
Sep 99                                                                             -31.46
Oct 99                                                                             -33.52
Nov 99                                                                             -42.25
Dec 99                                                                             -54.02
Jan 00                                                                             -50.14
Feb 00                                                                             -98.13
Mar 00                                                                             -65.47
Apr 00                                                                             -46.20
May 00                                                                             -33.62
Jun 00                                                                             -45.28
Jul 00                                                                             -32.10
Aug 00                                                                             -43.35
Sep 00                                                                             -29.24
Oct 00                                                                             -14.15
Nov 00                                                                              19.56
Dec 00                                                                              36.88
Jan 01                                                                              37.95
Feb 01                                                                              64.09
Mar 01                                                                              54.23

     Over the trailing year, the magnitude of the comeback in mid and small cap value relative to growth has been enormous. Beginning mid-summer 2000, investors clearly turned their focus back to the cumulative, long-run earnings potential of stocks (as opposed to earnings growth, which is simply a measure of change), so it is not surprising that the environment proved beneficial to the Fund. The stock selection process that underlies the Fund creates portfolios that exhibit a net cumulative earnings yield advantage, that is to say, the Manager believes that long positions in the Fund will generate more cumulative earnings per dollar of cost than the short positions. The Fund is likely to give its best performance when investors reward stocks with superior cumulative earnings.

     Performance attribution for the trailing one-year period indicates that the bulk of the active return of the Fund was associated with its value characteristics. The portfolio's positive net exposure to earnings/price was the single largest contributor to return. The factor return for the year was a whopping 23.35%. Several of the small net industry exposures were rewarded, too. Most noteworthy was the Fund's negative net exposure to office machines that contributed 2% to active return.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Value Market Neutral Fund.

     Performance data in both the graphs and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in shares of the AXA Rosenberg Value Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Value Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock

                                  (Unaudited)
fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Value Market Neutral Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the AXA Rosenberg Value Market Neutral Fund because T-bills are backed by the full faith and credit of the U.S. Government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any Index.

(2) The Russell 2500 Value Index measures the performance of Russell 2500 companies with lower price-to-book ratios and lower forecasted earnings growth values.

(3) The Russell 2500 Growth Index measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted earnings growth values.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS -- 91.3%
            AIRCRAFT -- 1.0%
   14,500   B.F. Goodrich.................  $    556,365
    1,500   Curtiss-Wright................        72,375
                                            ------------
                                                 628,740
                                            ------------
            AIRLINES -- 0.2%
      800   AirNet Systems*...............         3,520
    8,400   Frontier Airlines*............       102,375
                                            ------------
                                                 105,895
                                            ------------
            AUTOS -- 0.1%
    1,100   Strattec Security*............        34,925
                                            ------------
            BANKING -- 3.2%
    2,200   Ambanc Holding................        39,600
    1,900   Berkshire Bancorp.............        57,950
      500   Central Bancorp...............         9,000
    3,600   Chittenden....................       112,320
   13,000   Colonial BancGroup............       169,000
    1,600   First Bancshares..............        16,200
      900   First Citizens BancShares,
              Class A.....................        92,250
      600   First Tennessee National......        18,540
    1,100   Franklin Bank NA..............        14,094
      100   GreenPoint Financial..........         3,260
   27,700   Hibernia, Class A.............       386,968
    4,700   ITLA Capital*.................        94,000
    1,400   Kankakee Bancorp..............        31,850
    1,300   LSB Financial.................        16,169
    1,500   Matrix Bancorp*...............        13,500
    3,000   North Central Bancshares......        60,375
    6,100   Quaker City Bancorp*..........       145,638
    4,300   SouthBanc Shares..............        80,625
    2,200   Staten Island Bancorp.........        54,780
    3,500   Student Loan..................       244,580
    2,300   Temple-Inland.................       101,775
    5,300   UICI*.........................        46,534
    6,700   UMB Financial.................       254,600
    3,000   Wainwright Bank & Trust.......        24,750
      900   Washington Savings Bank FSB...         3,780
    2,300   WFS Financial*................        40,538
                                            ------------
                                               2,132,676
                                            ------------
            BUILDING -- 1.7%
    9,435   D.R. Horton...................       199,550
    9,600   Lennar........................       382,656
    9,200   Pulte.........................       371,772
    8,500   Skyline.......................       183,345
                                            ------------
                                               1,137,323
                                            ------------
            CHEMICALS -- 4.0%
    2,420   American Vanguard.............        28,774
   10,000   Bairnco.......................        79,000

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            CHEMICALS (CONTINUED)
   11,800   Cytec Industries*.............  $    377,836
    6,600   FMC*..........................       486,024
    4,800   H.B. Fuller...................       202,200
    4,300   International Specialty
              Products*...................        35,260
    8,800   K2*...........................        77,000
   20,400   Lubrizol......................       618,120
   19,000   Millennium Chemicals..........       311,030
   24,400   USEC..........................       209,840
   11,300   Wellman.......................       217,525
                                            ------------
                                               2,642,609
                                            ------------
            CONSTRUCTION MATERIALS -- 0.5%
    6,300   Ameron International..........       309,015
    2,900   Donnelly......................        38,135
                                            ------------
                                                 347,150
                                            ------------
            DEFENSE -- 0.0%
    2,900   Allied Research*..............        22,040
                                            ------------
            DRUGS -- 3.9%
   13,300   Bausch & Lomb.................       607,278
   13,700   Cambrex.......................       569,235
      200   Diagnostic Products...........        10,430
      400   E-Z-EM, Class B*..............         1,880
    5,300   Hi-Tech Pharmacal*............        28,156
    7,500   Inverness Medical
              Technology*.................       195,375
    2,812   Invitrogen*...................       154,238
   22,100   Mylan Laboratories............       571,285
    2,228   New Brunswick Scientific*.....         7,798
    1,700   Perrigo*......................        16,788
   23,500   SICOR*........................       327,531
    8,800   Versicor*.....................        70,950
                                            ------------
                                               2,560,944
                                            ------------
            ELECTRIC UTILITIES -- 2.1%
    7,600   Allegheny Energy..............       351,576
   14,400   Avista........................       253,728
    4,800   Pinnacle West Capital.........       220,176
   18,600   Public Service Co. of New
              Mexico......................       539,586
                                            ------------
                                               1,365,066
                                            ------------
            ELECTRONICS -- 10.0%
    2,100   Ault*.........................        10,763
    2,600   AVX...........................        44,876
    3,300   Bio-Rad Laboratories, Class
              A*..........................       118,800
    5,200   Catalyst Semiconductor*.......        18,525
    6,800   Cobra Electronics*............        61,625
    6,200   Comtech Telecommunications*...        80,600
    7,700   Datascope.....................       278,644
    4,100   Datron Systems, California*...        44,075
   10,600   DENTSPLY International........       386,900

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            ELECTRONICS (CONTINUED)
    1,400   Esterline Technologies*.......  $     30,450
    6,700   FEI*..........................       147,819
    1,400   Giga-tronics*.................         8,750
    7,900   Haemonetics*..................       261,490
   10,900   IDEXX Laboratories*...........       239,119
   11,700   Imation*......................       262,431
   14,600   Input/Output*.................       136,510
   10,700   Integrated Silicon
              Solution*...................       139,100
   15,300   International Rectifier*......       619,649
    2,400   Invacare......................        94,848
      300   Invivo*.......................         2,700
   10,500   KEMET*........................       177,870
    1,800   Kewaunee Scientific...........        15,638
    2,200   M-WAVE*.......................        18,013
    1,800   Medical Action Industries*....         7,706
      900   Medstone International*.......         4,838
    4,700   Merit Medical Systems*........        29,081
    1,300   Merrimac Industries*..........        15,990
    9,900   Mine Safety Appliances........       252,945
    3,500   Minntech......................        29,586
    8,500   Movado Group..................       118,469
      900   MTS Systems...................         8,184
    1,300   Nortech Systems*..............         9,425
    6,000   Oakley*.......................       106,620
      800   Park Electrochemical..........        18,080
    9,300   Planar Systems*...............       118,575
   10,300   Respironics*..................       314,150
    4,600   Sparton*......................        28,290
    9,500   Spectrian*....................       116,969
   13,900   St. Jude Medical*.............       748,514
    5,400   Standard Microsystems*........        81,338
   20,900   STERIS*.......................       294,690
   26,500   Thermo Electron*..............       595,719
    8,400   Varian Medical Systems*.......       510,719
      700   Woodhead Industries...........        12,206
                                            ------------
                                               6,621,289
                                            ------------
            FINANCIAL INVESTMENTS -- 1.2%
    6,000   BARRA*........................       324,000
    6,900   HPSC*.........................        44,850
    6,300   International Aircraft
              Investors*..................        25,200
    3,600   Kaiser Ventures*..............        45,450
    6,200   Sea Containers, Class A.......       113,274
   10,600   Security Capital Group, Class
              B*..........................       219,950
    2,000   Willis Lease Finance*.........        20,500
      500   XTRA*.........................        23,850
                                            ------------
                                                 817,074
                                            ------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            FOOD -- 2.2%
    1,200   Agribrands International*.....  $     64,776
    9,600   Corn Products International...       246,336
      800   Dreyer's Grand Ice Cream......        20,750
      660   Farmer Brothers...............       157,699
   10,300   Interstate Bakeries...........       157,384
    4,100   John B. Sanfilippo & Son*.....        15,888
    5,000   Pepsi Bottling Group..........       190,050
    9,000   Ralcorp Holdings*.............       161,100
   12,900   Smithfield Foods*.............       419,250
    4,700   Suprema Specialties*..........        39,656
                                            ------------
                                               1,472,889
                                            ------------
            HEALTH -- 2.0%
   15,700   Beverly Enterprises*..........       125,600
    5,000   Community Health Systems*.....       142,500
   17,900   Coventry Health Care*.........       296,469
    2,990   Laboratory Corp. of America
              Holdings*...................       359,548
   18,500   Manor Care*...................       377,400
    2,625   National Home Health Care*....        19,031
                                            ------------
                                               1,320,548
                                            ------------
            HOUSEHOLD -- 2.1%
    4,700   American Biltrite.............        63,450
      200   Associated Materials..........         3,375
   23,600   Brunswick.....................       463,268
      800   Cooper Industries.............        26,760
    4,000   Direct Focus*.................       100,000
   10,900   Helen of Troy*................        61,313
    1,900   International Game
              Technology*.................        95,665
    8,100   Johnson Outdoors, Class A*....        48,600
   24,300   Kimball International, Class
              B...........................       326,531
    2,500   Lazare Kaplan
              International*..............        14,500
   11,200   Peak International*...........        65,800
      200   Pubco*........................         1,375
    1,100   PW Eagle*.....................         7,631
    3,700   Russ Berrie & Co. ............        93,314
    3,400   Trans-Lux.....................        15,640
                                            ------------
                                               1,387,222
                                            ------------
            INSURANCE -- 5.2%
    4,200   American Financial Group......       101,220
      900   CNA Financial*................        31,509
   11,400   Everest Re Group..............       758,328
    5,700   Express Scripts, Class A*.....       494,076
    9,000   Great American Financial
              Resources...................       162,000
   10,200   Health Net*...................       210,222
    8,000   InterContinental Life.........        96,000
    2,100   Kaye Group....................        27,563

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
      400   Midland.......................  $     12,700
   10,400   National Data.................       242,840
    1,500   National Western Life
              Insurance, Class A*.........       132,750
    2,000   PMA Capital...................        34,750
    1,800   Radian Group..................       121,950
    9,400   Trigon Healthcare*............       484,100
    1,600   White Mountains Insurance
              Group.......................       525,600
                                            ------------
                                               3,435,608
                                            ------------
            LIQUOR & TOBACCO -- 0.2%
    6,900   Vector Group..................       144,900
                                            ------------
            MACHINERY -- 7.1%
   13,700   American Standard
              Companies*..................       809,258
   11,100   Ampco-Pittsburgh..............       130,425
    1,300   Amtech Systems*...............         6,947
    4,800   Ball..........................       220,176
    2,400   Butler Manufacturing..........        55,200
      600   Federal Screw Works...........        25,800
   19,500   Fortune Brands................       670,799
    6,900   Graco.........................       193,200
   12,700   Griffon*......................       100,330
    1,500   Integrated Measurement
              Systems*....................        17,063
   14,000   ITT Industries................       542,499
    7,100   L.S. Starrett, Class A........       124,250
   15,900   Lennox International..........       163,770
   10,900   Lincoln Electric Holdings.....       234,350
      100   NACCO Industries, Class A.....         6,226
    1,000   P & F Industries*.............         7,063
    2,125   Q.E.P. Company*...............         6,508
    1,700   Quipp*........................        36,975
    5,000   Rofin-Sinar Technologies*.....        45,000
    6,800   Snap-on.......................       198,016
    5,000   Tecumseh Products, Class B....       224,063
   10,600   Teleflex......................       434,069
    3,300   Toro..........................       151,800
    8,100   Trikon Technologies*..........        82,013
    6,500   Ultratech Stepper*............       160,063
                                            ------------
                                               4,645,863
                                            ------------
            MEDIA -- 3.1%
    9,600   Banta.........................       232,800
    2,000   Chris-Craft Industries*.......       126,500
    3,000   Courier.......................        92,250
   11,900   Dow Jones & Co. ..............       622,965
      875   Grey Global Group.............       567,000
    5,600   Outlook Group*................        28,000

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            MEDIA (CONTINUED)
    2,900   Pulitzer......................  $    160,660
    5,600   Standard Register.............        91,280
   13,000   Topps*........................       131,625
                                            ------------
                                               2,053,080
                                            ------------
            METALS -- 0.2%
    1,600   Mueller Industries*...........        48,064
    4,200   Southern Peru Copper..........        57,960
      500   Wolverine Tube*...............         6,325
                                            ------------
                                                 112,349
                                            ------------
            MISCELLANEOUS FINANCIAL --2.4%
   10,100   A.G. Edwards..................       373,700
    5,700   Atalanta Sosnoff Capital*.....        57,570
   17,200   Eaton Vance...................       534,060
    9,850   Federated Investors...........       279,248
    1,200   Gabelli Asset Management,
              Class A*....................        40,200
    2,300   John Nuveen, Class A..........       124,200
    1,800   Raymond James Financial.......        50,040
      600   Tucker Anthony Sutro..........        11,370
    4,600   Waddell & Reed Financial......       130,410
                                            ------------
                                               1,600,798
                                            ------------
            OFFICE MACHINERY -- 1.6%
   15,600   NCR*..........................       608,868
      500   SBE*..........................         1,313
    9,200   SBS Technologies*.............       136,850
   30,100   Storage Technology*...........       327,789
                                            ------------
                                               1,074,820
                                            ------------
            OIL -- 2.7%
    4,817   Key Production*...............        99,953
    6,400   Louis Dreyfus Natural Gas*....       236,800
    2,500   Massey Energy.................        59,800
   14,400   Murphy Oil....................       958,752
    7,900   Spinnaker Exploration*........       345,230
    1,500   Tom Brown*....................        49,500
                                            ------------
                                               1,750,035
                                            ------------
            OIL DISTRIBUTION -- 3.6%
    9,500   Ashland.......................       364,800
   11,200   Quaker Chemical...............       198,128
   20,200   Sunoco........................       655,086
   27,300   Ultramar Diamond Shamrock.....       987,714
    3,800   Valero Energy.................       134,900
                                            ------------
                                               2,340,628
                                            ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            OIL SERVICES -- 0.1%
      650   Oceaneering International*....  $     13,975
   11,400   Petroleum Development*........        71,250
                                            ------------
                                                  85,225
                                            ------------
            PAPER -- 2.1%
    5,800   Baltek*.......................        47,125
   12,600   Bowater.......................       597,240
    1,000   Carmel Container Systems*.....         4,700
      100   Greif Brothers, Class A.......         2,813
   20,700   Packaging Corp. of America*...       273,240
   20,200   Westvaco......................       489,446
                                            ------------
                                               1,414,564
                                            ------------
            REAL ESTATE ASSETS -- 5.7%
   21,100   AMB Property..................       519,059
    5,600   AMREP*........................        22,120
    9,300   Arden Realty..................       219,480
   13,900   Cabot Industrial Trust........       269,660
    9,200   CBL & Associates Properties...       244,720
    4,000   Charles E. Smith Residential
              Realty......................       181,960
   16,700   Cornerstone Realty Income
              Trust.......................       176,686
    1,400   Corporate Office Properties
              Trust.......................        13,314
    1,600   DeWolfe Companies*............        12,000
   11,800   Healthcare Realty Trust.......       284,380
   11,400   Highwoods Properties..........       281,010
    4,400   HomeServices.Com*.............        50,600
   23,200   Host Marriott.................       270,976
    2,600   Innkeepers USA Trust..........        29,120
    5,700   iStar Financial...............       131,499
    2,700   J.W. Mays*....................        26,325
    1,900   Macerich......................        41,705
   11,200   Mack-Cali Realty..............       302,400
   13,700   Prentiss Properties Trust.....       337,705
    7,100   Prime Group Realty Trust......        99,116
    8,500   RFS Hotel Investors...........       123,080
    9,800   Taubman Centers...............       118,090
                                            ------------
                                               3,755,005
                                            ------------
            RETAIL/WHOLESALE -- 9.0%
   19,700   Abercrombie & Fitch, Class
              A*..........................       644,189
    5,750   Aceto.........................        51,031
    3,300   All American Semiconductor*...        24,544
    1,400   AMCON Distributing............         7,140
   22,100   Arrow Electronics*............       499,460
    2,100   Blair.........................        35,910
    1,100   Brookstone*...................        16,363
    7,300   Burlington Coat Factory
              Warehouse...................       143,810
   51,200   Caremark Rx*..................       667,647
   28,100   Charming Shoppes*.............       145,769

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            RETAIL/WHOLESALE (CONTINUED)
      500   Chico's FAS*..................  $     16,406
    1,950   Christopher & Banks*..........        58,744
   10,000   Circuit City Stores -- CarMax
              Group*......................        75,400
    2,000   Discount Auto Parts*..........        15,280
    4,600   Dress Barn*...................       107,813
    8,800   Enesco Group*.................        58,608
      800   Foodarama Supermarkets*.......        15,840
   10,800   Gottschalks*..................        54,540
    2,200   Hughes Supply.................        32,164
    9,500   International Multifoods......       182,875
    5,700   Jaco Electronics*.............        32,419
   62,100   Kmart*........................       583,739
    8,200   Longs Drug Stores.............       242,392
    9,300   Men's Wearhouse*..............       200,694
      400   Noland........................         8,250
      600   Park-Ohio Holdings*...........         2,775
    4,000   Payless ShoeSource*...........       249,000
   21,400   Ross Stores...................       401,250
    9,100   Spiegel, Class A..............        63,700
    3,900   Sport Chalet*.................        31,200
   12,400   Stein Mart*...................       135,625
    3,700   Timberland, Class A*..........       187,960
    5,700   Tractor Supply*...............        79,800
   15,700   Trans World Entertainment*....       138,356
   36,200   Venator Group*................       499,560
    2,700   Village Supermarket, Class
              A*..........................        37,294
    4,700   Wet Seal, Class A*............       120,438
    2,800   Wilsons The Leather
              Experts*....................        53,375
                                            ------------
                                               5,921,360
                                            ------------
            SERVICES -- 5.4%
    9,200   Activision*...................       223,675
      900   ADVO*.........................        33,210
   10,300   Angelica......................       119,480
    3,300   Argosy Education Group, Class
              A*..........................        18,975
   14,400   Autodesk......................       440,099
   11,600   Avant!*.......................       200,100
    6,900   Cornell Companies*............        54,510
    5,400   CPI...........................       106,650
   14,500   eFunds*.......................       279,125
   12,700   Exponent*.....................       171,450
   10,700   Franklin Covey*...............        86,563
    6,000   Group 1 Software*.............        69,000
   11,200   GTECH Holdings*...............       305,200
    3,200   Harte-Hanks...................        72,384
    4,800   Healthcare Services Group*....        35,400
   12,000   Kelly Services, Class A.......       282,960

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            SERVICES (CONTINUED)
      100   Learning Tree
              International*..............  $      2,072
   24,200   Mentor Graphics*..............       499,124
    4,200   Michael Baker.................        37,548
    3,700   Monro Muffler Brake*..........        40,238
    1,600   Opinion Research*.............        11,840
    6,900   PAREXEL International*........        85,819
    7,500   Phoenix Technologies*.........       104,063
      115   Pittston Brink's Group........         2,496
    7,700   PROVANT*......................        46,681
    1,400   Quality Systems*..............        15,400
    2,500   Software Spectrum*............        26,719
   11,100   Take-Two Interactive
              Software*...................       158,348
    1,900   Thomas Group*.................         9,619
                                            ------------
                                               3,538,748
                                            ------------
            SOAPS & COSMETICS -- 0.2%
    7,200   CPAC..........................        44,100
    9,000   Inter Parfums*................        95,625
                                            ------------
                                                 139,725
                                            ------------
            TELEPHONE -- 0.6%
   14,100   Boston Communications
              Group*......................       103,988
    3,663   Conestoga Enterprises.........        56,777
    2,500   Telephone & Data Systems......       233,749
                                            ------------
                                                 394,514
                                            ------------
            TEXTILES -- 1.9%
    2,100   Columbia Sportswear*..........        95,517
    1,100   Haggar........................        14,094
    1,400   Jones Apparel Group*..........        52,920
    2,400   Jos. A. Bank Clothiers*.......        13,800
   14,900   Liz Claiborne.................       701,045
   12,700   Russell.......................       237,490
    5,500   Skechers U.S.A., Class A*.....       132,000
                                            ------------
                                               1,246,866
                                            ------------
            TRANSPORTATION -- 1.5%
    2,500   Landstar System*..............       169,375
    8,700   Marten Transport*.............       126,150
    5,400   Old Dominion Freight Line*....        54,000
    5,200   Roadway Express...............       114,400
    4,800   Statia Terminals Group NV.....        47,400
   10,600   Teekay Shipping...............       451,560
    2,500   Yellow*.......................        42,813
                                            ------------
                                               1,005,698
                                            ------------
            TRAVEL/ENTERTAINMENT -- 4.5%
      700   AMERCO*.......................        14,875
    1,400   Anchor Gaming*................        85,750
   11,000   Aztar*........................       116,710

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            TRAVEL/ENTERTAINMENT
              (CONTINUED)
    8,800   Black Hawk Gaming &
              Development*................  $     78,650
   41,000   Blockbuster, Class A..........       614,589
      100   Bob Evans Farms...............         1,775
   21,000   Brinker International*........       586,110
   14,600   CBRL Group....................       265,538
    9,200   Darden Restaurants............       218,500
    7,000   Dollar Thrifty Automotive
              Group*......................       144,200
    1,700   Garden Fresh Restaurant*......        11,528
   10,000   Lone Star Steakhouse &
              Saloon......................        92,813
    7,200   Movie Gallery*................        52,875
    5,400   Panera Bread, Class A*........       144,450
   13,000   Prime Hospitality*............       140,400
   14,400   Ryder System..................       259,056
    3,000   Sonesta International Hotels,
              Class A.....................        27,375
    4,200   Wendy's International.........        93,744
                                            ------------
                                               2,948,938
                                            ------------
            TOTAL COMMON STOCKS (COST
              $54,190,057)................    60,205,114
                                            ------------
            REPURCHASE AGREEMENT -- 5.8%
            Bear Stearns, dated 3/30/01,
              due 4/2/01 at 5.25% with a
              maturity value of $3,795,979
              (Collateralized by U.S.
              Treasury Bond)..............     3,794,319
                                            ------------
            TOTAL REPURCHASE AGREEMENT
              (COST $3,794,319)...........     3,794,319
                                            ------------
            TOTAL INVESTMENTS (COST
              $57,984,376) (a) -- 97.1%...    63,999,433
                                            ------------
            DEPOSITS WITH BROKERS FOR
              SECURITIES SOLD
              SHORT -- 87.8%
            Bear Stearns Deposit A/C,
              5.10%.......................    57,817,571
                                            ------------
            TOTAL DEPOSITS WITH BROKERS
              FOR SECURITIES SOLD SHORT
              (COST $57,817,571)..........    57,817,571
                                            ------------
            RECEIVABLE FROM BROKERS FOR
              SECURITIES SOLD
              SHORT -- 6.0%...............     4,002,672
                                            ------------
            SECURITIES SOLD SHORT
              (PROCEEDS $67,735,203) --
              (91.3)%.....................   (60,175,788)
                                            ------------
            OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 0.4%.........       230,791
                                            ------------
            TOTAL NET ASSETS -- 100.0%....  $ 65,874,679
                                            ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

---------------

*  Non-income producing security.

(a) At March 31, 2001, the aggregate cost of investment securities and proceeds for securities sold short for income tax purposes was $58,055,119 and $67,395,811, respectively. Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

   Unrealized
     appreciation -- Investments.........  $ 8,748,427
   Unrealized
     depreciation -- Investments.........   (2,804,113)
   Unrealized appreciation -- Short
     Sales...............................   10,088,630
   Unrealized depreciation -- Short
     Sales...............................   (2,868,607)
                                           -----------
   Net unrealized appreciation...........  $13,164,337
                                           ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS -- 91.3%
          AIRLINES -- 0.3%
 10,500   Midwest Express Holdings*.......  $   166,005
                                            -----------
          AUTOS -- 3.8%
  6,300   Aftermarket Technology*.........       30,319
  4,300   Cummins Engine..................      161,422
 35,100   Dana............................      603,018
  9,000   Eaton...........................      616,500
 17,100   Federal Signal..................      333,963
 27,900   Gentex*.........................      645,187
  6,400   IMPCO Technologies*.............      113,600
  1,500   Wabash National.................       15,375
                                            -----------
                                              2,519,384
                                            -----------
          BANKING -- 2.1%
 30,100   Commercial Federal..............      671,230
 23,400   Ocwen Financial*................      198,666
 24,510   Old National Bancorp............      514,710
                                            -----------
                                              1,384,606
                                            -----------
          BUILDING -- 0.1%
    300   Chemed..........................       10,425
  1,600   Insituform Technologies, Class
            A*............................       52,200
  1,800   Palm Harbor Homes*..............       27,338
                                            -----------
                                                 89,963
                                            -----------
          CHEMICALS -- 4.0%
 23,000   Georgia Gulf....................      400,430
 27,000   Lyondell Chemical...............      387,990
 49,400   Solutia.........................      602,680
  4,300   Synthetech*.....................        9,138
 15,800   The Scotts Company, Class A*....      601,190
 21,300   Valspar.........................      611,097
                                            -----------
                                              2,612,525
                                            -----------
          CONSTRUCTION MATERIALS -- 2.1%
 15,400   Elcor...........................      215,292
 17,300   Martin Marietta Materials.......      738,710
 47,200   Owens-Illinois*.................      401,200
    800   Puerto Rican Cement.............       19,200
                                            -----------
                                              1,374,402
                                            -----------
          DEFENSE -- 0.0%
  1,105   Aerosonic*......................       17,735
                                            -----------
          DRUGS -- 4.4%
  5,900   Affymetrix*.....................      164,094
 10,800   Alkermes*.......................      236,925
  9,100   Aphton*.........................      186,550
  5,000   Avigen*.........................       60,938
  1,200   Aviron*.........................       49,875
  3,200   Cerus*..........................      141,200
 10,100   Columbia Laboratories*..........       60,802

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          DRUGS (CONTINUED)
  2,000   Digene*.........................  $    30,500
  4,900   EntreMed*.......................       81,463
  3,000   Geron*..........................       31,313
  7,100   Guilford Pharmaceuticals*.......      131,350
 11,000   ImClone Systems*................      365,062
 15,500   Ligand Pharmaceuticals, Class
            B*............................      151,609
  4,900   Lynx Therapeutics*..............       41,267
 12,200   Martek Biosciences*.............      189,100
  4,300   MGI Pharma*.....................       47,031
  4,200   Miravant Medical
            Technologies*.................       33,600
  6,300   Northfield Laboratories*........       60,638
  4,400   Pharmacyclics*..................       99,000
  4,400   Progenics Pharmaceuticals*......       50,325
    400   Regeneron Pharmaceutical*.......        8,875
  7,000   Sepracor*.......................      224,000
  8,700   SuperGen*.......................       89,719
 14,200   Techne*.........................      370,974
  2,800   Vion Pharmaceuticals*...........       12,250
                                            -----------
                                              2,918,460
                                            -----------
          DURABLES -- 0.9%
 18,700   Maytag..........................      603,075
    800   Universal Electronics*..........       13,200
                                            -----------
                                                616,275
                                            -----------
          ELECTRIC UTILITIES -- 0.9%
 42,300   Montana Power*..................      596,430
                                            -----------
          ELECTRONICS -- 8.7%
  7,800   3Com*...........................       44,606
  4,100   Alpha Industries*...............       64,575
  4,900   Amphenol, Class A*..............      154,350
  3,700   Anaren Microwave*...............       46,481
  9,500   Aradigm*........................       54,625
  4,300   ArthroCare*.....................       60,200
  3,100   ATS Medical*....................       29,838
    900   Aurora Biosciences*.............       16,088
  4,900   ChromaVision Medical Systems*...       22,969
 24,600   Cirrus Logic*...................      367,462
    600   Closure Medical*................       10,200
 12,400   Cognex*.........................      306,899
 10,000   Cree*...........................      149,700
  3,800   Dionex*.........................      119,463
  4,000   DSP Group*......................       62,000
  1,400   Elantec Semiconductor*..........       37,188
  3,400   Energy Conversion Devices*......       83,300
  7,100   i-STAT*.........................      141,113
  6,200   Ibis Technology*................      170,500
 10,600   Kopin*..........................       60,950
 10,596   Micrel*.........................      296,026

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          ELECTRONICS (CONTINUED)
 20,100   Microchip Technology*...........  $   508,780
 15,000   Millipore.......................      693,899
  8,000   MiniMed*........................      232,500
    836   MIPS Technologies, Class B*.....       19,228
  6,900   Novoste*........................      121,181
 26,300   Orbital Sciences*...............      157,800
    200   Photon Dynamics*................        4,225
  7,100   Plexus*.........................      181,938
  6,500   Polycom*........................       80,438
  8,300   Possis Medical*.................       37,350
  7,800   Power Integrations*.............      134,550
  1,900   Power-One*......................       27,531
  3,400   Powerwave Technologies*.........       46,325
 17,900   RF Micro Devices*...............      209,206
  7,500   Sawtek*.........................      133,594
  2,800   SCI Systems*....................       50,960
  8,500   Tekelec*........................      153,000
  3,800   Tektronix*......................      103,702
  1,700   TranSwitch*.....................       22,313
  7,800   TriQuint Semiconductor*.........      115,538
  1,900   ViaSat*.........................       28,738
 21,800   VISX*...........................      374,305
                                            -----------
                                              5,735,634
                                            -----------
          FINANCIAL INVESTMENTS -- 1.4%
  8,100   Choice Hotels International*....      110,970
  5,100   IGEN International*.............       96,581
 13,400   Macrovision*....................      583,738
  4,900   Rambus*.........................      100,940
                                            -----------
                                                892,229
                                            -----------
          FOOD -- 0.3%
 13,500   Cadiz*..........................      134,156
  3,400   Tejon Ranch*....................       83,980
                                            -----------
                                                218,136
                                            -----------
          HEALTH -- 0.5%
  7,660   Enzo Biochem*...................      128,611
 24,400   Hooper Holmes...................      209,596
                                            -----------
                                                338,207
                                            -----------
          HOUSEHOLD -- 2.5%
  3,300   Advanced Lighting
            Technologies*.................       17,531
  1,600   AEP Industries*.................       72,100
  3,500   Blyth...........................       80,675
  9,500   Foamex International*...........       48,688
    400   Research Frontiers*.............        7,300
  5,700   SLI.............................       47,595
  6,400   Spartech........................      103,360

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          HOUSEHOLD (CONTINUED)
 35,100   Thomas & Betts..................  $   609,336
 26,700   Tupperware......................      637,062
                                            -----------
                                              1,623,647
                                            -----------
          INSURANCE -- 3.0%
  2,677   Citizens*.......................       18,070
  2,200   Cobalt..........................       14,080
 39,100   Conseco.........................      629,510
  8,400   Delphi Financial Group, Class
            A.............................      248,640
 28,700   Horace Mann Educators...........      507,990
  2,400   Markel*.........................      448,800
  3,500   Zenith National Insurance.......       82,600
                                            -----------
                                              1,949,690
                                            -----------
          MACHINERY -- 8.8%
  6,600   A.S.V.*.........................       79,200
 16,800   Black & Decker..................      617,399
 15,000   Briggs & Stratton...............      575,550
  6,000   Cooper Cameron*.................      324,000
  3,500   EMCORE*.........................       87,719
    700   Environmental Tectonics*........        6,419
  4,500   Excel Technology*...............       79,313
 12,600   Fairchild, Class A*.............       61,992
  8,100   Helix Technology................      190,223
  7,100   Intevac*........................       41,823
 25,500   Lam Research*...................      605,624
    100   Littlefuse*.....................        2,513
 15,300   LTX*............................      285,919
 15,000   Mettler-Toledo International*...      617,399
  7,000   Pall............................      153,440
 22,900   Pentair.........................      583,492
 13,800   Rayovac*........................      240,810
  3,800   Spectra-Physics Lasers*.........       57,000
  1,600   SPX*............................      145,216
  2,100   Teradyne*.......................       69,300
  1,300   Terex*..........................       22,555
  1,800   Tower Automotive*...............       19,314
 29,500   UCAR International*.............      342,200
 11,400   Valence Technology*.............       52,013
  5,400   Veeco Instruments*..............      224,438
  8,500   Zebra Technologies, Class A*....      324,063
                                            -----------
                                              5,808,934
                                            -----------
          MEDIA -- 3.5%
  6,600   Catalina Marketing*.............      214,962
 20,900   Cox Radio*......................      439,109
  3,700   Hollinger International.........       52,947
 20,300   Journal Register*...............      333,123
 15,400   Lamar Advertising*..............      565,950

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          MEDIA (CONTINUED)
  3,700   Media General, Class A..........  $   170,570
  6,700   Pixar*..........................      206,025
  4,000   R.R. Donnelley & Sons...........      104,880
 13,100   Schawk..........................      117,245
  3,000   Young Broadcasting, Class A*....       94,125
                                            -----------
                                              2,298,936
                                            -----------
          METALS -- 2.0%
  6,400   Andrew*.........................       92,000
 18,300   CommScope*......................      305,244
  5,900   International FiberCom*.........       22,863
  3,200   MAXXAM*.........................       41,600
 22,900   Titanium Metals*................      206,100
 42,400   USX-U.S. Steel Group............      622,856
                                            -----------
                                              1,290,663
                                            -----------
          MISCELLANEOUS FINANCIAL -- 0.1%
  7,500   Friedman, Billings, Ramsey
            Group, Class A*...............       41,100
                                            -----------
          OFFICE MACHINERY -- 4.4%
 19,600   Advanced Digital Information*...      339,325
 10,700   Coinstar*.......................      179,225
 10,200   Electronics for Imaging*........      251,175
  1,000   Interlink Electronics*..........        3,688
  4,900   Kronos*.........................      154,044
 10,800   Lexmark International*..........      491,616
 12,600   MTI Technology*.................       29,138
  6,100   Performance Technologies*.......       85,019
  4,000   Presstek*.......................       43,500
  6,700   Proxim*.........................       67,419
  4,600   RadiSys*........................       78,200
 32,400   SanDisk*........................      660,149
 13,000   Symbol Technologies.............      453,700
 14,900   Wave Systems, Class A*..........       67,981
                                            -----------
                                              2,904,179
                                            -----------
          OIL -- 0.0%
  2,000   Mallon Resources*...............       16,625
                                            -----------
          OIL SERVICES -- 0.1%
  1,500   Diamond Offshore Drilling.......       59,025
                                            -----------
          OTHER UTILITIES -- 0.2%
  6,500   Southern Union*.................      136,500
                                            -----------
          PAPER -- 2.8%
  4,500   Chesapeake......................      104,175
  6,500   Deltic Timber...................      131,625
 17,600   Georgia-Pacific Group...........      517,440
 63,200   Louisiana-Pacific...............      607,352

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          PAPER (CONTINUED)
 16,200   Playtex Products*...............  $   148,878
 10,800   Potlatch........................      345,060
                                            -----------
                                              1,854,530
                                            -----------
          REAL ESTATE ASSETS -- 2.0%
    800   Alexander's*....................       48,840
  8,700   Apartment Investment &
            Management, Class A...........      386,715
 14,600   Chateau Communities.............      441,650
  2,700   Cousins Properties..............       67,527
    347   Florida East Coast Industries,
            Class B.......................       10,636
 22,000   Homestake Mining................      115,720
  3,000   Meridian Gold*..................       18,960
  1,200   Sun Communities.................       39,600
  2,500   Tanger Factory Outlet Centers...       51,625
  7,800   Town & Country Trust............      148,590
    800   United Park City Mines*.........       14,800
                                            -----------
                                              1,344,663
                                            -----------
          RETAIL/WHOLESALE -- 13.1%
  2,800   AAR.............................       35,728
  3,636   Alleghany*......................      727,200
 23,100   Barnes & Noble*.................      552,090
 27,400   Borders Group*..................      461,142
 15,300   Cash America International......       93,330
  9,900   CDW Computer Centers*...........      306,900
 26,000   Champion Enterprises*...........      133,900
  2,500   Copart*.........................       51,225
  7,200   Cost Plus*......................      166,050
 20,500   Fleetwood Enterprises...........      185,525
  8,600   Fleming Companies...............      218,870
  7,000   Fluor...........................      311,500
  2,000   Guitar Center*..................       35,250
 33,500   J.C. Penney.....................      535,665
 32,000   Nordstrom.......................      520,960
  5,300   NuCo2*..........................       70,556
 66,900   Office Depot*...................      585,375
 32,600   Pep Boys-Manny, Moe & Jack......      198,534
 42,400   Saks*...........................      551,200
  2,000   ScanSource*.....................       68,000
 30,600   Staples*........................      455,175
 36,600   Tiffany & Co. ..................      997,349
 11,200   United Auto Group*..............      109,312
 12,000   Value City Department Stores*...       99,600
 17,600   W.W. Grainger...................      595,760
 21,900   Williams-Sonoma*................      574,875
                                            -----------
                                              8,641,071
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          SERVICES -- 10.4%
 14,000   ACTV*...........................  $    57,313
 15,200   Acxiom*.........................      317,300
  5,100   Advent Software*................      225,994
  4,600   American Superconductor*........       73,888
  4,600   Aware*..........................       44,275
  1,800   Bright Horizons Family
            Solutions*....................       42,660
  7,800   CCC Information Services
            Group*........................       67,519
  9,200   Cerner*.........................      315,100
  4,300   Complete Business Solutions*....       39,861
 15,300   CSG Systems International*......      630,168
  5,200   Datastream Systems*.............       49,400
 12,000   Dendrite International*.........      168,000
 11,100   Electronic Arts*................      602,174
  6,100   FactSet Research Systems........      184,220
  3,400   Gartner Group, Class A*.........       22,916
 15,200   Getty Images*...................      245,100
  6,600   Identix*........................       55,968
  2,200   Integral Systems*...............       35,750
  3,500   IntraNet Solutions*.............       83,781
 36,400   Legato Systems*.................      439,074
 10,100   Macromedia*.....................      162,231
  3,800   Mercury Computer Systems*.......      145,825
  6,000   MRO Software*...................       48,375
  2,800   Myriad Genetics*................      113,575
 10,400   National Instruments*...........      339,300
 11,250   Netegrity*......................      277,031
 47,000   Parametric Technology*..........      425,938
  5,700   Radiant Systems*................       78,731
    200   RealNetworks*...................        1,413
  8,500   Rollins.........................      164,050
  6,000   Sanchez Computer Associates*....       44,250
  9,900   Sapient*........................       71,156
  2,300   SeaChange International*........       30,906
 18,500   Sotheby's Holdings, Class A*....      339,845
  7,300   Synopsys*.......................      342,644
  2,200   Syntroleum*.....................       31,763
  7,900   Tetra Tech*.....................      159,975
  5,800   Total System Services...........      142,680
  9,400   Verity*.........................      213,263
                                            -----------
                                              6,833,412
                                            -----------

SHARES                                      MARKET VALUE
-------                                     ------------
          COMMON STOCKS (CONTINUED)
          TELEPHONE -- 2.4%
 15,100   American Tower, Class A*........  $   279,350
 18,400   Centennial Communications*......      195,500
  3,400   Commonwealth Telephone
            Enterprises*..................      117,300
  4,100   Electric Lightwave, Class A*....        8,584
 14,600   Pegasus Communications*.........      335,800
  2,600   Price Communications*...........       44,746
 14,900   Western Wireless, Class A*......      605,313
                                            -----------
                                              1,586,593
                                            -----------
          TEXTILES -- 0.8%
 23,600   Collins & Aikman*...............      103,368
 15,900   Gymboree*.......................      159,000
  5,200   Hexcel*.........................       51,740
 13,300   Uniroyal Technology*............       99,542
 14,700   WestPoint Stevens...............      132,300
                                            -----------
                                                545,950
                                            -----------
          TRANSPORTATION -- 0.7%
  7,400   American Classic Voyages*.......       92,500
 10,400   Iron Mountain*..................      398,528
                                            -----------
                                                491,028
                                            -----------
          TRAVEL/ENTERTAINMENT -- 5.0%
 16,300   Bally Total Fitness Holding*....      480,035
  7,000   Championship Auto Racing
            Teams*........................      113,400
  2,400   Gaylord Entertainment*..........       63,840
 16,500   Harrah's Entertainment*.........      485,595
 59,200   Hilton Hotels...................      618,640
 18,500   Six Flags*......................      357,975
 10,100   Speedway Motorsports*...........      262,600
 12,400   Station Casinos*................      171,244
 31,100   Westwood One*...................      715,922
                                            -----------
                                              3,269,251
                                            -----------
          TOTAL SECURITIES SOLD SHORT
            (PROCEEDS
            $67,735,203) -- 91.3%.........  $60,175,788
                                            ===========

---------------

*  Non-income producing security.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
--------------------------------------------------------------------------------

                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
        $ Millions

                                                             AXA ROSENBERG DOUBLE ALPHA MARKET
                                                                           FUND                           S&P 500 INDEX
                                                             ---------------------------------            -------------
1998                                                                       1.00                                1.00
1999                                                                       1.00                                1.16
2000                                                                       0.98                                1.37
2001                                                                       0.68                                1.07

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01

                                                                               SINCE
                                                                             INCEPTION
                                                              LAST 1 YEAR    (4/22/98)
                                                              -----------    ---------
Institutional Shares (RIDAX)................................    -30.06%       -12.09%
Investor Shares (RDAIX).....................................    -30.38%       -12.38%
S&P 500 Index(1)............................................    -21.68%         2.33%

     The Institutional Shares of the Fund underperformed the S&P 500 Index(1) for the year ended March 31, 2001, by 8.38%. Since inception, it has underperformed the benchmark index by 14.42%.

     This Fund currently holds S&P 500 Index Futures contracts and shares in the AXA Rosenberg Multi-Strategy Market Neutral Fund. Prior to September 29, 2000, the Fund held S&P 500 Index Futures contracts and shares in the AXA Rosenberg Value Market Neutral Fund. Please see the performance commentaries for the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund for further detail.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Double Alpha Market Fund.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  (Unaudited)

     Investment in shares of the AXA Rosenberg Multi-Strategy Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Multi-Strategy Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Investment in Index Futures involves risk. Positions in Index Futures may be closed out by the AXA Rosenberg Double Alpha Market Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for a particular contract at any particular time.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks. Investors cannot invest directly in any Index.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                                                  MARKET VALUE
-------                                                                 ------------
          REGISTERED INVESTMENT COMPANY -- 92.8%
226,560   AXA Rosenberg Multi-Strategy Market Neutral Fund (a)........   $2,136,453
                                                                         ----------
          TOTAL REGISTERED INVESTMENT COMPANY (COST
            $2,051,228) -- 92.8%......................................    2,136,453
                                                                         ----------
          SHORT TERM SECURITIES -- 2.5%
          CTC Sweep Account, 5.25%....................................       57,477
                                                                         ----------
          TOTAL SHORT TERM SECURITIES (COST $57,477)..................       57,477
                                                                         ----------
          TOTAL INVESTMENTS (COST $2,108,705) (b) -- 95.3%............    2,193,930
          OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.7%...............      108,979
                                                                         ----------
          TOTAL NET ASSETS -- 100.0%..................................   $2,302,909
                                                                         ==========

---------------

(a) Serves as collateral for future contracts.

(b) At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,268,807. Cost for federal tax purposes differs from value by net unrealized depreciation as follows:

   Unrealized appreciation...................................  $     --
   Unrealized depreciation...................................   (74,877)
                                                               --------
   Net unrealized depreciation...............................  $(74,877)
                                                               ========

     NUMBER
       OF                                                                        OPEN        CURRENT
    CONTRACTS                          CONTRACT TYPE                          POSITIONS    MARKET VALUE
    ---------   ------------------------------------------------------------  ----------   ------------
        8       Long S&P 500 June 2001 Future                                 $2,544,600    $2,338,400

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
        $ Millions

                                                                AXA ROSENBERG SELECT SECTORS
                                                                    MARKET NEUTRAL FUND             U.S. 90-DAY TREASURY BILLS
                                                                ----------------------------        --------------------------
1998                                                                        1.00                               1.00
1999                                                                        1.05                               1.02
2000                                                                        1.15                               1.07
2001                                                                        1.10                               1.13

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01

                                                                          SINCE         SINCE
                                                              LAST(1)   INCEPTION     INCEPTION
                                                               YEAR     (10/19/98)    (11/11/98)
                                                              ------    ----------    ----------
Institutional Shares (SSMNX)................................  -4.79%       3.94%
Investor Shares (RMNIX).....................................  -5.06%                     3.58%
U.S. 90-day Treasury Bills..................................   5.78%       5.28%         5.33%

     Over the year ending March 31, 2001, the Russell 1000 Index(1) posted a loss of 22.75%; the S&P 500 Index(2) was down only slightly less (-21.68% total return). The losses were driven entirely by the declining price of growth stocks. At the end of the period, large cap value was ahead of growth by almost 43%(3) (in mid and small cap stocks, this spread was even more dramatic). Though it is impossible to pinpoint the day that the tide turned away from growth and toward value, it is safe to say that by August of 2000, investors were actively questioning the high-multiple growth stocks' ability to turn positive period-over-period earnings change into sustainable profitability. Three 50 basis point interest rate cuts during the first quarter of 2001 were not enough to overcome a steady string of earnings disappointments.

     The Fund takes long and short positions primarily in the 500 largest capitalization stocks principally traded in the U.S. Like the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Select Sectors Market Neutral Fund's

                                  (Unaudited)
strategy is biased toward stocks that the Manager believes will deliver superior cumulative earnings per dollar of cost. But unlike the AXA Rosenberg Value Market Neutral Fund, which has only modest sector over and underweights, the AXA Rosenberg Select Sectors Market Neutral Fund will typically have larger exposures to different business sectors and industries based on quantitative bottom-up company analysis.

     For the year ended March 31, 2001, the Fund underperformed its benchmark, U.S. 90-day Treasury Bills, by 10.57%. While the Fund's positive net exposure to earnings/price (a direct result of the cumulative earnings advantage mentioned above) made a significant contribution to alpha(4), other factor exposures and stock-specific differences between the long and short positions hurt performance considerably.

     On July 31, 2000, the name of the Fund was changed to the AXA Rosenberg Select Sectors Market Neutral Fund.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in shares of the AXA Rosenberg Select Sectors Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Select Sectors Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Select Sectors Market Neutral Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the AXA Rosenberg Select Sectors Market Neutral Fund because T-bills are backed by the full faith and credit of the U.S. Government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. Investors cannot invest directly in any Index.

(2) The S&P 500 Index is an unmanaged, broad-based index of 500 widely held common stocks.

(3) One year performance differential between the Russell 1000 Value Index and the Russell 1000 Growth Index.

(4) Alpha measures a fund's risk-adjusted performance and represents the difference between a fund's actual performance and its expected performance, given its level of risk as measured by beta.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS -- 86.9%
            AIRCRAFT -- 0.6%
    1,900   B.F. Goodrich.................  $     72,903
                                            ------------
            AIRLINES -- 0.7%
    2,000   Delta Air Lines...............        79,000
                                            ------------
            AUTOS -- 0.7%
    5,000   Delphi Automotive Systems.....        70,850
      300   Ford Motor....................         8,436
                                            ------------
                                                  79,286
                                            ------------
            BANKING -- 10.2%
    3,600   Concord EFS*..................       145,575
    1,900   Countrywide Credit
              Industries..................        93,765
    2,200   First Tennessee National......        67,980
    9,500   FleetBoston Financial.........       358,625
    1,000   KeyCorp.......................        25,800
    2,600   North Fork Bancorporation.....        67,470
    3,300   Providian Financial...........       161,865
    5,800   Wells Fargo & Company.........       286,926
                                            ------------
                                               1,208,006
                                            ------------
            DRUGS -- 12.9%
    2,100   ALZA*.........................        85,050
    1,300   Eli Lilly & Co. ..............        99,658
    2,700   Forest Laboratories*..........       159,948
    6,400   Merck & Co. ..................       485,760
   12,200   Pfizer........................       499,589
    5,400   Schering-Plough...............       197,262
                                            ------------
                                               1,527,267
                                            ------------
            ELECTRIC UTILITIES -- 3.5%
    1,400   Calpine*......................        77,098
    5,000   Edison International*.........        63,200
    3,600   FirstEnergy...................       100,512
      300   Sempra Energy.................         6,984
    4,100   TXU...........................       169,412
                                            ------------
                                                 417,206
                                            ------------
            ELECTRONICS -- 5.4%
    1,800   Biomet........................        70,903
    2,000   Danaher.......................       109,120
    3,700   Johnson & Johnson.............       323,639
    1,500   St. Jude Medical*.............        80,775
    2,800   Thermo Electron*..............        62,944
                                            ------------
                                                 647,381
                                            ------------
            FINANCIAL INVESTMENTS -- 2.3%
    3,400   Fannie Mae....................       270,640
                                            ------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            FOOD -- 1.3%
    1,600   Pepsi Bottling Group..........  $     60,816
    2,000   PepsiCo.......................        87,900
                                            ------------
                                                 148,716
                                            ------------
            HEALTH -- 2.1%
    1,200   Health Management Associates,
              Class A*....................        18,660
    6,500   HEALTHSOUTH*..................        83,785
    1,700   Quest Diagnostics*............       151,079
                                            ------------
                                                 253,524
                                            ------------
            HOUSEHOLD -- 1.8%
    1,300   International Game
              Technology*.................        65,455
    2,300   Johnson Controls..............       143,658
                                            ------------
                                                 209,113
                                            ------------
            INSURANCE -- 6.6%
    4,900   John Hancock Financial
              Services....................       188,405
    1,700   MBIA..........................       137,156
    1,500   MGIC Investment...............       102,630
    1,500   Nationwide Financial Services,
              Class A.....................        56,970
    2,300   Torchmark.....................        89,309
    3,600   UnitedHealth Group............       213,336
                                            ------------
                                                 787,806
                                            ------------
            LIQUOR & TOBACCO -- 0.4%
      900   R.J. Reynolds Tobacco
              Holdings....................        50,490
                                            ------------
            MACHINERY -- 3.5%
    1,300   American Standard
              Companies*..................        76,791
    2,100   Deere & Co. ..................        76,314
    1,600   ITT Industries................        62,000
    2,700   United Technologies...........       197,910
                                            ------------
                                                 413,015
                                            ------------
            MEDIA -- 3.5%
   10,400   AT&T..........................       221,520
    4,400   Viacom, Class A*..............       195,800
                                            ------------
                                                 417,320
                                            ------------
            MISCELLANEOUS FINANCIAL --7.8%
    2,300   A.G. Edwards..................        85,100
    1,800   AMBAC Financial Group.........       114,174
    9,800   Citigroup.....................       440,804
    1,000   Goldman Sachs Group...........        85,100
    3,100   Morgan Stanley Dean Witter &
              Co. ........................       165,850
    1,300   SEI Investments...............        40,544
                                            ------------
                                                 931,572
                                            ------------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            COMMON STOCKS (CONTINUED)
            OFFICE MACHINERY -- 0.5%
    1,600   NCR*..........................  $     62,448
                                            ------------
            OIL -- 2.4%
    1,600   Amerada Hess..................       124,992
    1,800   Apache........................       103,698
    1,000   Devon Energy..................        58,200
                                            ------------
                                                 286,890
                                            ------------
            OIL DISTRIBUTION -- 0.9%
    2,000   Dynegy, Class A...............       102,020
                                            ------------
            OIL SERVICES -- 2.6%
    2,400   Loews.........................       142,584
    1,800   Nabors Industries*............        93,312
    1,600   Noble Drilling*...............        73,856
                                            ------------
                                                 309,752
                                            ------------
            OTHER UTILITIES -- 1.0%
    3,100   KeySpan.......................       118,203
                                            ------------
            RETAIL/WHOLESALE -- 8.7%
    3,000   Cardinal Health...............       290,250
    4,200   CVS...........................       245,658
    2,600   Family Dollar Stores..........        66,820
    4,900   Kmart*........................        46,060
    5,000   Sears, Roebuck & Co. .........       176,350
    4,700   TJX Companies.................       150,400
    2,300   Toys "R" Us*..................        57,730
                                            ------------
                                               1,033,268
                                            ------------
            SERVICES -- 2.3%
      800   Apollo Group, Class A*........        26,250
    2,300   Equifax.......................        71,875
       58   McDATA, Class A*..............         1,095
    2,000   SunGard Data Systems*.........        98,460
    5,500   Unisys*.......................        77,000
                                            ------------
                                                 274,680
                                            ------------
            SOAPS & COSMETICS -- 2.2%
      400   Colgate-Palmolive.............        22,104
    1,500   Estee Lauder Companies, Class
              A...........................        54,630
    2,900   Procter & Gamble..............       181,540
                                            ------------
                                                 258,274
                                            ------------
            TELEPHONE -- 0.8%
    1,000   Telephone & Data Systems......        93,500
                                            ------------
            TEXTILES -- 0.6%
    1,900   Jones Apparel Group*..........        71,820
                                            ------------
            TRANSPORTATION -- 1.6%
    6,300   Burlington Northern Santa
              Fe..........................       191,394
                                            ------------

 SHARES                                     MARKET VALUE
---------                                   ------------
            TOTAL COMMON STOCKS (COST
              $10,284,468)................  $ 10,315,494
                                            ------------
            RIGHTS -- 0.0%
            ELECTRIC UTILITIES -- 0.0%
    1,100   Progress Energy -- CVO* (a)...             0
                                            ------------
            TOTAL RIGHTS (COST $0)........             0
                                            ------------
            REPURCHASE AGREEMENT -- 11.6%
            Bear Stearns, dated 3/30/01,
              due 4/2/01 at 5.25% with a
              maturity value of $1,382,763
              (Collateralized by U.S.
              Treasury Bond)..............     1,382,159
                                            ------------
            TOTAL REPURCHASE AGREEMENT
              (COST $1,382,159)...........     1,382,159
                                            ------------
            TOTAL INVESTMENTS (COST
              $11,666,627) (b) -- 98.5%...    11,697,653
                                            ------------
            DEPOSITS WITH BROKERS FOR
              SECURITIES SOLD
              SHORT -- 81.7%..............
            Bear Stearns Deposit A/C,
              5.10%.......................     9,711,161
                                            ------------
            TOTAL DEPOSITS WITH BROKERS
              FOR SECURITIES SOLD SHORT
              (COST $9,711,161)...........     9,711,161
                                            ------------
            RECEIVABLE FROM BROKERS FOR
              SECURITIES SOLD
              SHORT -- 7.6%...............       903,486
                                            ------------
            SECURITIES SOLD SHORT
              (PROCEEDS
              $12,493,335) -- (86.3)%.....   (10,256,952)
                                            ------------
            LIABILITIES IN EXCESS OF OTHER
              ASSETS -- (1.5)%............      (176,241)
                                            ------------
            TOTAL NET ASSETS -- 100.0%....  $ 11,879,107
                                            ============

---------------

*  Non-income producing security.

CVO -- Contingent Value Obligation.

(a) Bankrupt security/delisted; fair-valued by Management (Note 3).

(b) At March 31, 2001, the aggregate cost of investment securities and proceeds for securities sold short for income tax purposes was $11,976,737 and $12,479,458, respectively. Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

   Unrealized
     appreciation -- Investments..........  $  312,858
   Unrealized
     depreciation -- Investments..........    (591,942)
   Unrealized appreciation -- Short
     Sales................................   2,564,194
   Unrealized depreciation -- Short
     Sales................................    (341,688)
                                            ----------
   Net unrealized appreciation............  $1,943,422
                                            ==========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS -- 86.3%
         BANKING -- 3.9%
 3,400   Bank One.........................  $   123,012
 6,200   Washington Mutual................      339,450
                                            -----------
                                                462,462
                                            -----------
         CHEMICALS -- 0.9%
 2,500   Praxair..........................      111,625
                                            -----------
         COMPUTER -- 3.4%
13,100   Dell Computer*...................      336,506
 4,600   Sun Microsystems*................       70,702
                                            -----------
                                                407,208
                                            -----------
         DRUGS -- 2.9%
 2,600   Biogen*..........................      164,613
 1,600   Gilead Sciences*.................       52,000
   800   Human Genome Sciences*...........       36,800
 3,600   Immunex*.........................       51,525
 1,400   Sepracor*........................       44,800
                                            -----------
                                                349,738
                                            -----------
         ELECTRIC UTILITIES -- 0.2%
 1,400   Montana Power*...................       19,740
                                            -----------
         ELECTRONICS -- 14.8%
 4,500   Guidant*.........................      202,455
11,100   Intel............................      292,068
 3,100   KLA-Tencor*......................      122,063
 3,600   Linear Technology................      147,825
 4,400   Maxim Integrated Products*.......      182,996
 6,100   Micron Technology*...............      253,332
 1,800   Molex............................       63,506
 1,800   RF Micro Devices*................       21,038
 6,600   Solectron*.......................      125,466
 6,500   Texas Instruments................      201,370
 4,200   Xilinx*..........................      147,525
                                            -----------
                                              1,759,644
                                            -----------
         FOOD -- 1.3%
 1,500   Coca-Cola........................       26,670
 3,000   Starbucks*.......................      127,313
                                            -----------
                                                153,983
                                            -----------
         INSURANCE -- 0.8%
 5,700   Conseco..........................       91,770
                                            -----------
         MACHINERY -- 10.0%
 9,400   Applied Materials*...............      408,900
12,400   Gillette.........................      386,508
 3,800   Illinois Tool Works..............      215,992
 2,200   Novellus Systems*................       89,238
 2,700   Teradyne*........................       89,100
                                            -----------
                                              1,189,738
                                            -----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         MEDIA -- 3.7%
 7,000   Clear Channel Communications*....  $   381,150
 1,200   TMP Worldwide*...................       45,075
   500   Univision Communications, Class
           A*.............................       19,080
                                            -----------
                                                445,305
                                            -----------
         METALS -- 1.7%
 9,900   Corning..........................      204,831
                                            -----------
         MISCELLANEOUS FINANCIAL -- 3.1%
24,100   Charles Schwab...................      371,622
                                            -----------
         OFFICE MACHINERY -- 4.5%
 7,100   EMC*.............................      208,740
 2,100   Lexmark International*...........       95,592
 4,700   Network Appliance*...............       79,019
 1,900   Pitney Bowes.....................       66,025
 2,300   Symbol Technologies..............       80,270
                                            -----------
                                                529,646
                                            -----------
         PAPER -- 4.0%
 3,100   Georgia-Pacific Group............       91,140
 6,000   International Paper..............      216,480
 6,800   Masco............................      164,152
                                            -----------
                                                471,772
                                            -----------
         RETAIL/WHOLESALE -- 9.5%
 2,700   Best Buy*........................       97,092
 1,100   eBay*............................       39,806
 9,200   Gap..............................      218,224
 8,500   Home Depot.......................      366,350
 4,400   J.C. Penney......................       70,356
 8,100   Staples*.........................      120,488
 4,300   Wal-Mart Stores..................      217,150
                                            -----------
                                              1,129,466
                                            -----------
         SERVICES -- 11.3%
 2,100   Adobe Systems....................       73,437
 4,300   BMC Software*....................       92,450
11,400   Cendant*.........................      166,326
 2,800   Citrix Systems*..................       59,150
 3,500   Exodus Communications*...........       37,625
 9,200   Hewlett-Packard..................      287,684
 2,500   Intuit*..........................       69,375
 1,400   Mercury Interactive*.............       58,625
 8,400   Microsoft*.......................      459,374
 2,800   Oracle*..........................       41,944
                                            -----------
                                              1,345,990
                                            -----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         TELEPHONE -- 8.3%
 1,900   American Tower, Class A*.........  $    35,150
 6,500   AOL Time Warner*.................      260,975
   900   Cablevision Systems -- Rainbow
           Media Group*...................       23,400
 1,800   Cablevision Systems, Class A*....      126,648
   900   Cox Communications, Class A*.....       40,041
 2,800   EchoStar Communications, Class
           A*.............................       77,525
 3,500   General Motors, Class H*.........       68,250
 5,200   Level 3 Communications*..........       90,350
 7,100   McLeodUSA, Class A*..............       61,681
 3,600   Metromedia Fiber Network, Class
           A*.............................       19,728
   300   Nextel Communications, Class
           A*.............................        4,313
 2,923   Qwest Communications
           International*.................      102,451
 4,500   Yahoo!*..........................       70,875
                                            -----------
                                                981,387
                                            -----------
         TEXTILES -- 0.7%
 2,000   Cintas...........................       78,840
                                            -----------
         TRANSPORTATION -- 1.3%
 5,500   Carnival.........................      152,185
                                            -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS
           $12,493,335) -- 86.3%..........  $10,256,952
                                            ===========

---------------

*  Non-income producing security.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
--------------------------------------------------------------------------------

                        AXA ROSENBERG ENHANCED 500 FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
$ Millions

                                                              AXA ROSENBERG ENHANCED 500 FUND             S&P 500 INDEX
                                                              -------------------------------             -------------
6/7/2000                                                                    1.00                               1.00
3/31/2001                                                                   0.77                               0.80

PERFORMANCE UPDATE AS OF 3/31/01 -- CUMULATIVE TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                              (6/7/00)
                                                              ---------
Institutional Shares (REDIX)................................   -22.71%
S&P 500 Index(1)............................................   -19.67%

     After rebounding strongly in January, the U.S. equity market declined sharply during February and March generating a fourth consecutive quarter of negative returns. Three 50 basis point interest rate cuts during the first quarter of 2001 were not enough to overcome a steady string of earning disappointments. The worst of the performance woes continued to be centered in the technology sector. With the continued declines in the market, the trailing 12-month return as of 3/31/01 for the S&P 500 Index is -21.68%, only the third time since 1950 that the Index has been down more than 20% over a 12-month period.

     The declines in the market have not been felt equally among all styles of stocks. In fact, the value stock leadership that began in March 2000 strengthened through the first quarter of 2001. For the year ended March 2001, the returns for value stocks have been slightly negative, but look especially strong in comparison to growth stocks. In the past year, the S&P 500/Barra Value Index(2) is down 1.07% compared with a drop of 38.19% for the S&P 500/Barra Growth Index(3). While these returns show the dominance of value stocks over the past twelve months, the path to that dominance has not

                                  (Unaudited)
been smooth. In the past year, the volatility of the return spread between value and growth stocks has been about three times its historical average.

     Since its inception on June 7, 2000, the Fund has trailed its S&P 500 benchmark, although the relative performance of the Fund has improved in the most recent quarter. The Fund's exposures to risk factors and industries are controlled very tightly and differ only slightly from the exposures of the S&P 500 Index. In addition, the Fund's holdings of individual stocks are matched tightly to the benchmark, allowing small differences as a result of the signals from our stock selection models. As a result, the Fund's exposures to risk factors, industries and individual stocks are expected to impact relative performance minimally over time. Nevertheless, the past year has brought volatility along a number of these dimensions that was several times historical averages. When volatility among the returns of individual stocks and the features of stocks becomes this high, even very small differences between a portfolio and a benchmark can cause large than usual differences in performance.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The S&P 500 Index is the benchmark for the AXA Rosenberg Enhanced 500 Fund. It is an unmanaged, broad-based index of 500 widely held common stocks. Investors cannot invest directly in any Index.

(2) The S&P 500/Barra Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

(3) The S&P 500/Barra Growth Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS -- 99.3%
         AIRCRAFT -- 1.5%
  200    B.F. Goodrich....................   $    7,674
  600    Boeing...........................       33,426
  200    Northrop Grumman.................       17,400
                                             ----------
                                                 58,500
                                             ----------
         AIRLINES -- 0.4%
  200    AMR*.............................        7,024
  100    FedEx*...........................        4,168
  200    Southwest Airlines...............        3,550
                                             ----------
                                                 14,742
                                             ----------
         AUTOS -- 0.9%
  400    Delphi Automotive Systems........        5,668
  600    Ford Motor.......................       16,872
  200    General Motors...................       10,370
  200    Visteon..........................        3,008
                                             ----------
                                                 35,918
                                             ----------
         BANKING -- 12.4%
  400    American Express.................       16,520
1,000    Bank of America..................       54,750
  200    Bank of New York.................        9,848
  300    Bank One.........................       10,854
  100    BB&T.............................        3,517
  200    Comerica.........................       12,300
  200    Countrywide Credit Industries....        9,870
  150    Fifth Third Bancorp..............        8,016
  300    First Union......................        9,900
  700    FleetBoston Financial............       26,425
  200    Freddie Mac......................       12,966
3,000    General Electric.................      125,579
  100    Household International..........        5,924
  600    J.P. Morgan Chase & Co. .........       26,940
  300    KeyCorp..........................        7,740
  600    MBNA.............................       19,860
  100    Mellon Financial.................        4,052
  200    National City....................        5,350
  300    PNC Financial Services Group.....       20,325
  400    Providian Financial..............       19,620
  200    SouthTrust.......................        9,150
  100    SunTrust Banks...................        6,480
  300    U.S. Bancorp.....................        6,960
  100    Washington Mutual................        5,475
1,000    Wells Fargo & Company............       49,470
                                             ----------
                                                487,891
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         BUILDING -- 0.5%
  200    Centex...........................   $    8,330
  300    Pulte............................       12,123
                                             ----------
                                                 20,453
                                             ----------
         CHEMICALS -- 1.9%
  200    Dow Chemical.....................        6,314
  300    Du Pont (E.I.) de Nemours........       12,210
  200    Eastman Chemical.................        9,844
  200    Engelhard........................        5,172
  200    FMC*.............................       14,728
  400    Pharmacia........................       20,148
  200    Sherwin-Williams.................        5,096
                                             ----------
                                                 73,512
                                             ----------
         COMPUTER -- 1.2%
  500    Compaq Computer..................        9,100
  800    Dell Computer*...................       20,550
  200    Palm*............................        1,681
1,000    Sun Microsystems*................       15,370
                                             ----------
                                                 46,701
                                             ----------
         DEFENSE -- 0.2%
  100    Lockheed Martin..................        3,565
  100    Raytheon, Class B................        2,938
                                             ----------
                                                  6,503
                                             ----------
         DRUGS -- 11.9%
  900    Abbott Laboratories..............       42,471
  300    ALZA*............................       12,150
  400    American Home Products...........       23,500
  300    Amgen*...........................       18,056
1,000    Bristol-Myers Squibb.............       59,400
  700    Eli Lilly & Co. .................       53,662
  200    Forest Laboratories*.............       11,848
1,100    Merck & Co. .....................       83,490
2,800    Pfizer...........................      114,660
1,000    Schering-Plough..................       36,530
  200    Sigma-Aldrich....................        9,575
                                             ----------
                                                465,342
                                             ----------
         DURABLES -- 0.1%
  100    Harley-Davidson..................        3,795
                                             ----------
         ELECTRIC UTILITIES -- 3.8%
  100    AES*.............................        4,996
  200    Allegheny Energy.................        9,252
  100    American Electric Power..........        4,700
  300    Calpine*.........................       16,521
  200    Cinergy..........................        6,710
  200    Consolidated Edison..............        7,420
  200    DTE Energy.......................        7,960

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         ELECTRIC UTILITIES (CONTINUED)
  500    Duke Energy......................   $   21,370
  300    Edison International*............        3,792
  200    Enron............................       11,620
  200    FirstEnergy......................        5,584
  100    PG&E.............................        1,245
  200    Pinnacle West Capital............        9,174
  200    PPL..............................        8,792
  100    Reliant Energy...................        4,525
  200    Sempra Energy....................        4,656
  200    Southern.........................        7,018
  200    TXU..............................        8,264
  100    Xcel Energy......................        3,011
                                             ----------
                                                146,610
                                             ----------
         ELECTRONICS -- 8.7%
  300    Advanced Micro Devices*..........        7,962
  100    Agilent Technologies*............        3,073
  100    Altera*..........................        2,144
  100    Analog Devices*..................        3,624
  100    Baxter International.............        9,414
  200    Biomet...........................        7,878
2,200    Cisco Systems*...................       34,788
  200    General Dynamics.................       12,548
  100    Guidant*.........................        4,499
2,000    Intel............................       52,625
  300    JDS Uniphase*....................        5,531
  700    Johnson & Johnson................       61,228
  100    Linear Technology................        4,106
1,000    Lucent Technologies..............        9,970
  100    Maxim Integrated Products*.......        4,159
  400    Medtronic........................       18,296
  200    Micron Technology*...............        8,306
  600    Motorola.........................        8,556
  900    Nortel Networks..................       12,645
  200    Solectron*.......................        3,802
  200    St. Jude Medical*................       10,770
  200    Stryker..........................       10,450
  100    Tellabs*.........................        4,069
  500    Texas Instruments................       15,490
  500    Tyco International...............       21,615
  100    Xilinx*..........................        3,513
                                             ----------
                                                341,061
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         FINANCIAL INVESTMENTS -- 3.8%
1,100    American International Group.....   $   88,550
  300    CIT Group, Class A...............        8,664
  600    Fannie Mae.......................       47,760
  100    Williams Cos. ...................        4,285
                                             ----------
                                                149,259
                                             ----------
         FOOD -- 4.7%
  200    Archer-Daniels-Midland...........        2,630
  100    Campbell Soup....................        2,987
  800    Coca-Cola........................       36,128
  100    Coca-Cola Enterprises............        1,778
  100    ConAgra Foods....................        1,824
  100    General Mills....................        4,301
  100    H.J. Heinz.......................        4,020
  100    Kellogg..........................        2,703
  900    PepsiCo..........................       39,555
1,300    Philip Morris Companies..........       61,685
  500    Unilever NV -- ADR...............       26,320
                                             ----------
                                                183,931
                                             ----------
         HEALTH -- 0.3%
  200    HCA -- The Healthcare Company....        8,054
  100    Tenet Healthcare*................        4,400
                                             ----------
                                                 12,454
                                             ----------
         HOUSEHOLD -- 0.5%
  200    Cooper Industries................        6,690
  200    Johnson Controls.................       12,492
                                             ----------
                                                 19,182
                                             ----------
         INSURANCE -- 2.8%
  200    AFLAC............................        5,508
  500    Allstate.........................       20,970
  200    Jefferson-Pilot..................       13,578
  100    Marsh & McLennan Cos. ...........        9,503
  200    MBIA.............................       16,136
  200    MGIC Investment..................       13,684
  200    Torchmark........................        7,766
  300    UnitedHealth Group...............       17,778
  200    UnumProvident....................        5,844
                                             ----------
                                                110,767
                                             ----------
         LIQUOR & TOBACCO -- 0.9%
  600    Anheuser-Busch Cos. .............       27,558
  200    UST..............................        6,010
                                             ----------
                                                 33,568
                                             ----------
         MACHINERY -- 2.9%
  200    Applied Materials*...............        8,700
  100    Baker Hughes.....................        3,631

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         MACHINERY (CONTINUED)
  100    Caterpillar......................   $    4,438
  200    Crane............................        5,210
  300    Emerson Electric.................       18,600
  300    Gillette.........................        9,351
  100    Illinois Tool Works..............        5,684
  200    ITT Industries...................        7,750
  200    Parker-Hannifin..................        7,944
  200    Textron..........................       11,368
  400    United Technologies..............       29,320
                                             ----------
                                                111,996
                                             ----------
         MEDIA -- 1.7%
1,100    AT&T.............................       23,430
  200    Clear Channel Communications*....       10,890
  100    Gannett..........................        5,972
  100    Interpublic Group of Cos.........        3,435
  100    Tribune..........................        4,074
  700    Walt Disney......................       20,020
                                             ----------
                                                 67,821
                                             ----------
         METALS -- 1.0%
  300    Alcan............................       10,800
  600    Alcoa............................       21,570
  300    Corning..........................        6,207
                                             ----------
                                                 38,577
                                             ----------
         MISCELLANEOUS FINANCIAL -- 3.8%
  200    Ambac Financial Group............       12,686
  400    Charles Schwab...................        6,168
2,200    Citigroup........................       98,956
  200    Merrill Lynch & Co. .............       11,080
  400    Morgan Stanley Dean Witter &
           Co. ...........................       21,400
                                             ----------
                                                150,290
                                             ----------
         OFFICE MACHINERY -- 2.9%
  300    Eastman Kodak....................       11,967
  600    EMC*.............................       17,640
  800    International Business
           Machines.......................       76,944
  200    NCR*.............................        7,806
                                             ----------
                                                114,357
                                             ----------
         OIL -- 3.4%
  200    Amerada Hess.....................       15,624
  200    Anadarko Petroleum...............       12,556
  200    Apache...........................       11,522
  200    Chevron..........................       17,560
  500    Conoco, Class B..................       14,125
  200    Devon Energy.....................       11,640
  200    EOG Resources....................        8,246
  200    Kerr-McGee.......................       12,980

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         OIL (CONTINUED)
  100    Occidental Petroleum.............   $    2,475
  300    Phillips Petroleum...............       16,515
  300    USX-Marathon Group...............        8,085
                                             ----------
                                                131,328
                                             ----------
         OIL DISTRIBUTION -- 3.7%
  200    Ashland..........................        7,680
  300    Dynegy, Class A..................       15,303
1,000    Exxon Mobil......................       81,000
  600    Royal Dutch Petroleum -- ADR.....       33,264
  200    Sunoco...........................        6,486
                                             ----------
                                                143,733
                                             ----------
         OIL SERVICES -- 0.7%
  100    Halliburton......................        3,675
  200    Loews............................       11,882
  200    Schlumberger.....................       11,522
                                             ----------
                                                 27,079
                                             ----------
         OTHER UTILITIES -- 0.8%
  200    KeySpan..........................        7,626
  200    ONEOK............................        8,178
  200    Public Service Enterprise
           Group..........................        8,632
  200    Waste Management.................        4,940
                                             ----------
                                                 29,376
                                             ----------
         PAPER -- 1.6%
  100    International Paper..............        3,608
  400    Kimberly-Clark...................       27,132
  100    Masco............................        2,414
  300    Minnesota Mining & Mfg...........       31,170
                                             ----------
                                                 64,324
                                             ----------
         RETAIL/WHOLESALE -- 6.4%
  100    Albertson's......................        3,182
  300    Bed Bath & Beyond*...............        7,369
  300    Cardinal Health..................       29,025
  100    Costco Wholesale*................        3,925
  300    CVS..............................       17,547
  300    Gap..............................        7,116
  200    Genuine Parts....................        5,182
  700    Home Depot.......................       30,170
  100    Kohls*...........................        6,169
  200    Kroger*..........................        5,158
  100    Lowe's Cos. .....................        5,845
  100    May Department Stores............        3,548
  100    Safeway*.........................        5,515
  300    Sears, Roebuck & Co. ............       10,581
  200    Sysco............................        5,302
  300    Target...........................       10,824

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         RETAIL/WHOLESALE (CONTINUED)
  300    TJX Companies....................   $    9,600
  200    Toys "R" Us*.....................        5,020
1,300    Wal-Mart Stores..................       65,650
  300    Walgreen.........................       12,240
                                             ----------
                                                248,968
                                             ----------
         SERVICES -- 5.5%
  200    Automatic Data Processing........       10,876
  200    Cendant*.........................        2,918
  200    Computer Associates
           International..................        5,440
  100    Electronic Data Systems..........        5,586
  200    Equifax..........................        6,250
  300    First Data.......................       17,913
  200    H&R Block........................       10,012
  600    Hewlett-Packard..................       18,762
   22    McDATA, Class A*.................          415
1,600    Microsoft*.......................       87,501
1,700    Oracle*..........................       25,466
  100    Paychex..........................        3,706
  200    Qualcomm*........................       11,325
  100    Siebel Systems*..................        2,720
  100    Veritas Software*................        4,624
                                             ----------
                                                213,514
                                             ----------
         SOAPS & COSMETICS -- 1.1%
  200    Avon Products....................        7,998
  200    Colgate-Palmolive................       11,052
  400    Procter & Gamble.................       25,040
                                             ----------
                                                 44,090
                                             ----------
         TELEPHONE -- 6.0%
  100    ALLTEL...........................        5,246
  700    AOL Time Warner*.................       28,105
1,300    BellSouth........................       53,196
  300    Global Crossing*.................        4,047
  200    Nextel Communications, Class
           A*.............................        2,875
  500    Qwest Communications
           International*.................       17,525
1,200    SBC Communications...............       53,556
  300    Sprint (FON Group)...............        6,597
  200    Sprint (PCS Group)*..............        3,800
  800    Verizon Communications...........       39,440
  900    WorldCom*........................       16,819
  200    Yahoo!*..........................        3,150
                                             ----------
                                                234,356
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         TEXTILES -- 0.5%
  200    Liz Claiborne....................   $    9,410
  100    NIKE, Class B....................        4,055
  300    Sara Lee.........................        6,474
                                             ----------
                                                 19,939
                                             ----------
         TRANSPORTATION -- 0.4%
  300    Burlington Northern Santa Fe.....        9,114
  200    Carnival.........................        5,534
                                             ----------
                                                 14,648
                                             ----------
         TRAVEL/ENTERTAINMENT -- 0.4%
  200    Darden Restaurants...............        4,750
  400    McDonald's.......................       10,620
                                             ----------
                                                 15,370
                                             ----------
         TOTAL COMMON STOCKS (COST
           $4,522,701)....................    3,879,955
                                             ----------
         REPURCHASE AGREEMENT -- 0.2%
         Bear Stearns, dated 3/30/01, due
           4/2/01 at 5.25% with a maturity
           value of $8,424 (Collateralized
           by Freddie Mac)................        8,406
                                             ----------
         TOTAL REPURCHASE AGREEMENT (COST
           $8,406)........................        8,406
                                             ----------
         TOTAL INVESTMENTS (COST
           $4,531,107) (a) -- 99.5%.......    3,888,361
                                             ----------
         OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 0.5%............       21,235
                                             ----------
         TOTAL NET ASSETS -- 100.0%.......   $3,909,596
                                             ==========

---------------

*  Non-income producing security.

ADR -- American Depository Receipt.

(a) At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $4,617,671. Cost for federal tax purposes differs from value by net unrealized depreciation as follows:

   Unrealized appreciation.................  $ 112,539
   Unrealized depreciation.................   (841,849)
                                             ---------
   Net unrealized depreciation.............  $(729,310)
                                             =========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)
        $ Millions

                                                            AXA ROSENBERG INTERNATIONAL EQUITY
                                                                           FUND                             MSCI-EAFE
                                                            ----------------------------------              ---------
6/7/2000                                                                   1.00                                1.00
3/31/2001                                                                  0.82                                0.76

PERFORMANCE UPDATE AS OF 3/31/01 - CUMULATIVE TOTAL RETURNS

                                                                  SINCE        SINCE
                                                                INCEPTION    INCEPTION
                                                                (6/7/00)     (12/5/00)
                                                                ---------    ---------
Institutional Shares (REQIX)................................     -18.50%
Investor Shares (RIEIX).....................................                   -9.47%
MSCI-EAFE Index(1)..........................................     -23.62%      -13.17%

     For the first time in a decade, investors experienced a first major downturn in the equity markets. Looking back at the 12 months ending March 2001, the burst of the "New Economy" growth bubble marked the onslaught of financial turmoil. Growth stocks, in particular, retreated, as investors refocused on fundamentals and shifted toward value companies. Worries over an imminent recession in the U.S. and other parts of the world cast a shadow on stock markets worldwide. The negative sentiment was exacerbated by repeated news of massive corporate layoffs and warnings of disappointing corporate earnings. The continued rise in oil prices and the drama surrounding the U.S. presidential election all contributed to the volatility of the market. For the year as a whole, international large stocks, as measured by the MSCI-EAFE, fell 26%.

     In Europe, value stocks staged a significant turnaround relative to growth stocks. The markets posted losses during the second and third quarter of 2000 amid worries that the slowdown in the U.S. would eventually impact Europe. The

                                  (Unaudited)
situation was exacerbated by worries and discontent over the rise in oil prices which resulted in the "petrol crisis" in both France and the U.K. last fall. That almost brought the two countries to a standstill. The European markets regained momentum in December. The uncertainty over the U.S. presidential election and increasing signs of a slowing economy in the U.S. had led investors to shift attention to the European markets. Both large and small companies benefited from this renewed interest in European stocks. Unfortunately, the rebound was short-lived as markets fell victim to deteriorating investors' sentiment in year 2001. Similar to in the U.S. several high-profile European companies issued disappointing earnings and news of layoffs. While economic fundamentals are still encouraging in the region, investors and consumers are becoming increasingly cautious. The financial crisis in Turkey and the "foot-and-mouth" epidemic added another level of anxiety for the region. During the past 12 months, large company stocks posted losses of 24%(2).

     The Japanese market fell deeper into its decade-long malaise. Investors, domestic and foreign alike, had become more concerned about the fragile economy and confidence continued to erode. There was speculation that the Japanese government would end the zero interest rate policy. This created mixed reactions in the economy. In the end, the zero interest rate policy still continued to reign. In spite of the various economic stimulus packages, interest rate cuts and more aggressive measures to write off bad debts, the economy still failed to invigorate. Over this period, large stocks lost 35%(2).

     Elsewhere in Asia, markets posted losses throughout. Since the U.S. is the major export destination for many of the Asian countries, a slowdown in the U.S. economy undoubtedly had a negative influence on the Asian economies. Similar to the rest of the world, technology and internet-related stocks plummeted and news on profit warnings and earnings downgrades on internet-related companies dominated the headlines. The euphoria associated with the Sydney Olympics failed to rescue the declining markets. For the year ending March 2001, large stocks in the region lost 20%(2) of their value.

     The U.S. dollar re-affirmed its leadership role as investors flocked toward the currency of the largest economy in the world for safety. All other major currencies lost ground against the U.S. dollar over the past 12 months. The Australian dollar suffered the largest depreciation by losing 20%, largely as a result of the 4th quarter 2000 GDP contraction. In response to the deteriorating sentiment, the Japanese yen fell sharply against the U.S. dollar, losing 17%. The euro also failed to take off. In October 2000, the euro reached a historical low versus the U.S. dollar. The various central banks eventually had to intervene to halt the slide. Denmark's decision on not to join the euro undoubtedly contributed to the decline of euro's value. Over this period, the euro depreciated 7%. The British pound also suffered in the midst of all these developments, losing 11% of its value. The Swedish krona was another casualty, suffering a depreciation of 16%.

     The AXA Rosenberg International Equity Fund was launched on June 7, 2000. Since its inception, the Fund has outperformed its benchmark, the MSCI Standard EAFE Index(1). The outperformance was a combination of stock selection and risk management. The Manager strives to add value consistently through bottom-up stock selection and avoids heavy bets on countries and industries. The portfolio closely tracks the country and industry exposures of the benchmark. As a result, the contributions to the outperformance from industry and country selection were positive but modest, whereas stock selection accounted for most of the outperformance.

     The Manager follows a systematic and disciplined approach to international investing. As of March 31, 2001, the portfolio holdings were diversified over 20 countries and over 200 companies. The top 10 holdings accounted for about 26% of the total portfolio. Approximately 70% of the holdings were invested in Europe. Banks and credit institutions, together with pharmaceutical firms represented about 22% of the portfolio. The price-to-positive-earnings ratio of the portfolio was around 20, and the median market capitalization of the holdings was approximately $4 billion.

     We are excited about the prospects of international investing. Over the long run, we believe international stocks represent an attractive component in a diversified global portfolio. We at AXA Rosenberg strive to provide investors with

                                  (Unaudited)
added reward and diversification to their portfolios. The AXA Rosenberg International Equity Fund offers investors the opportunity to take advantage of the potential growth and added diversification presented by the international market.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     International investing involves increased risk and volatility.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI-EAFE) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East. Investors cannot invest directly in any Index.

(2) Large stock returns are based in individual country and regional MSCI Standard Indices.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS -- 98.6%
         AUSTRALIA -- 2.7%
         Banking -- 1.1%
 2,500   Australia & New Zealand Banking
           Group..........................   $   16,821
   500   Commonwealth Bank of Australia...        6,982
 4,100   National Australia Bank..........       57,254
 1,800   St George Bank...................       12,129
 1,400   Suncorp-Metway...................        7,642
                                             ----------
                                                100,828
                                             ----------
         Construction Materials -- 0.0%
   100   Iluka Resources..................          224
                                             ----------
         Electronics -- 0.1%
 7,700   Pacific Dunlop...................        4,737
                                             ----------
         Financial Investments -- 0.4%
 3,500   AMP..............................       34,299
                                             ----------
         Media -- 0.5%
 6,200   News Corporation.................       47,014
                                             ----------
         Metals -- 0.1%
   600   Rio Tinto........................        9,507
                                             ----------
         Oil -- 0.1%
 1,500   Santos...........................        4,922
                                             ----------
         Oil Distribution -- 0.0%
 5,900   Orogen Minerals..................        2,564
                                             ----------
         Retail/Wholesale -- 0.2%
 6,000   Coles Myer.......................       18,515
   500   Foodland Associated..............        2,123
                                             ----------
                                                 20,638
                                             ----------
         Telephone -- 0.2%
 6,000   Telstra Corporation..............       18,808
 1,300   Uecomm*..........................          705
                                             ----------
                                                 19,513
                                             ----------
                                                244,246
                                             ----------
         BELGIUM -- 1.6%
         Financial Investments -- 1.3%
 4,290   Fortis...........................      112,827
                                             ----------
         Retail/Wholesale -- 0.3%
   600   Delhaize Le Lion.................       31,613
                                             ----------
                                                144,440
                                             ----------
         DENMARK -- 0.4%
         Banking -- 0.2%
   700   Jyske Bank*......................       14,084
                                             ----------
         Drugs -- 0.0%
   200   Novozymes, Class B...............        4,095
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         DENMARK (CONTINUED)
         Insurance -- 0.2%
   300   Codan............................   $   21,837
                                             ----------
                                                 40,016
                                             ----------
         FINLAND -- 1.7%
         Electric Utilities -- 0.2%
 4,864   Fortum...........................       19,350
                                             ----------
         Electronics -- 1.2%
   300   Instrumentarium..................        7,959
 4,200   Nokia............................      101,029
                                             ----------
                                                108,988
                                             ----------
         Insurance -- 0.2%
   400   Pohjola Group Insurance, Class
           B..............................       15,202
                                             ----------
         Paper -- 0.1%
 1,800   Metsa Serla, Class B.............       12,109
                                             ----------
                                                155,649
                                             ----------
         FRANCE -- 10.0%
         Autos -- 1.5%
   300   PSA Peugeot Citroen..............       76,115
 1,228   Renault..........................       62,204
                                             ----------
                                                138,319
                                             ----------
         Banking -- 1.7%
 2,430   Societe Generale, Class A........      150,375
                                             ----------
         Chemicals -- 0.2%
 1,742   Rhodia...........................       21,606
                                             ----------
         Defense -- 0.6%
    20   Dassault Aviation................        4,296
 1,300   Thales...........................       54,761
                                             ----------
                                                 59,057
                                             ----------
         Drugs -- 2.7%
 3,192   Aventis..........................      248,040
                                             ----------
         Electric Utilities -- 0.5%
   325   Suez Lyonnaise des Eaux..........       47,981
                                             ----------
         Electronics -- 0.4%
   675   Lagardere........................       34,222
                                             ----------
         Financial Investments -- 0.2%
   146   Societe Fonciere, Financiere Et
           De Participations..............       13,720
                                             ----------
         Insurance -- 0.9%
   840   Assurances Generales de France...       49,605
   908   CNP Assurances...................       29,780
                                             ----------
                                                 79,385
                                             ----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         FRANCE (CONTINUED)
         Liquor & Tobacco -- 0.5%
   684   Christian Dior...................   $   24,308
   521   SEITA*...........................       20,970
                                             ----------
                                                 45,278
                                             ----------
         Machinery -- 0.4%
 1,234   Alstom...........................       33,981
                                             ----------
         Metals -- 0.3%
 2,279   Usinor...........................       28,004
                                             ----------
         Services -- 0.1%
 2,559   Bull*............................        6,063
                                             ----------
                                                906,031
                                             ----------
         GERMANY -- 10.3%
         Autos -- 3.3%
 3,960   DaimlerChrysler..................      175,389
 2,620   Volkswagen.......................      120,441
                                             ----------
                                                295,830
                                             ----------
         Banking -- 0.1%
 1,400   Bankgesellschaft Berlin..........       12,129
                                             ----------
         Building -- 0.2%
   830   Hochtief.........................       19,657
                                             ----------
         Chemicals -- 2.0%
 3,430   BASF.............................      135,844
 1,180   Bayer............................       49,967
                                             ----------
                                                185,811
                                             ----------
         Electric Utilities -- 1.1%
 2,712   RWE..............................       97,578
                                             ----------
         Electronics -- 0.2%
   110   Fresenius........................       16,726
                                             ----------
         Insurance -- 1.1%
   290   Allianz..........................       84,730
   204   Hannover Rueckversicherungs......       15,329
                                             ----------
                                                100,059
                                             ----------
         Machinery -- 2.3%
 2,004   Siemens..........................      207,277
                                             ----------
                                                935,067
                                             ----------
         HONG KONG -- 1.7%
         Banking -- 0.0%
 2,000   Liu Chong Hing Bank..............        2,167
                                             ----------
         Building -- 0.0%
14,000   Jiangsu Expressway Company, Class
           H..............................        2,621
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         HONG KONG (CONTINUED)
         Construction Materials -- 0.1%
 8,000   Cheung Kong Infrastructure
           Holdings.......................   $   13,079
                                             ----------
         Electric Utilities -- 0.1%
 2,000   Hongkong Electric Holdings.......        7,180
                                             ----------
         Food -- 0.0%
 4,000   Chaoda Modern Agriculture
           (Holdings)*....................          682
                                             ----------
         Miscellaneous Financial -- 0.2%
12,000   Li & Fung........................       18,695
                                             ----------
         Office Machinery -- 0.1%
 8,000   Legend Holdings*.................        5,437
                                             ----------
         Real Estate Assets -- 1.1%
12,000   Amoy Properties..................       13,386
12,000   Chinese Estates Holdings*........        1,308
 4,000   Citic Pacific....................       11,566
 2,000   Henderson Land Development
           Company........................       10,181
 6,000   Hopewell Holdings................        2,827
14,000   New World Development Company....       17,951
 3,000   Sun Hung Kai Properties..........       28,657
 2,000   Swire Pacific, Class A...........       12,386
                                             ----------
                                                 98,262
                                             ----------
         Telephone -- 0.1%
 2,000   China Mobile (Hong Kong)*........        8,796
                                             ----------
                                                156,919
                                             ----------
         ITALY -- 5.0%
         Banking -- 0.6%
31,000   Banca di Roma....................       32,859
 4,000   Banca Popolare di Milano Scrl....       18,883
                                             ----------
                                                 51,742
                                             ----------
         Construction Materials -- 0.9%
 3,000   Italcementi......................       24,585
 2,000   Italmobiliare....................       59,937
                                             ----------
                                                 84,522
                                             ----------
         Defense -- 0.0%
 3,000   Finmeccanica*....................        3,008
                                             ----------
         Media -- 0.1%
 8,000   Cofide*..........................        6,683
 1,123   Seat Pagine Gialle*..............        1,349
                                             ----------
                                                  8,032
                                             ----------
         Oil -- 1.2%
16,000   ENI*.............................      104,669
                                             ----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         ITALY (CONTINUED)
         Telephone -- 2.2%
20,068   Telecom Italia...................   $  202,246
                                             ----------
                                                454,219
                                             ----------
         JAPAN -- 24.4%
         Airlines -- 0.1%
 4,000   All Nippon Airways Co.*..........       13,247
                                             ----------
         Autos -- 1.5%
 2,000   Honda Motor......................       81,714
 2,000   Mitsubishi Motors*...............        5,538
 3,000   Suzuki Motor.....................       33,061
 2,000   Yamaha Motor Co. ................       14,045
                                             ----------
                                                134,358
                                             ----------
         Banking -- 2.6%
    13   Mizuho Holdings..................       73,135
17,000   The Asahi Bank...................       43,003
 7,000   The Chuo Mitsui Trust & Banking
           Company........................       13,741
17,000   The Daiwa Bank...................       22,112
 4,000   The Sanwa Bank...................       21,833
17,000   The Tokai Bank...................       58,197
                                             ----------
                                                232,021
                                             ----------
         Building -- 0.0%
 1,000   Maeda............................        3,974
                                             ----------
         Chemicals -- 0.9%
 1,000   Dainichiseika Colour & Chemicals
           Mfg. Co........................        2,913
 2,000   Kaneka...........................       15,848
 2,000   Kureha Chemical Industry Co. ....        4,469
14,000   Mitsubishi Chemical..............       37,984
 5,000   Sumitomo Chemical Co. ...........       24,219
                                             ----------
                                                 85,433
                                             ----------
         Construction Materials -- 0.1%
 2,000   Tokuyama.........................        7,389
                                             ----------
         Drugs -- 2.4%
 2,000   Chugai Pharmaceutical Co. .......       30,355
 2,000   Fujirebio........................       16,710
 2,000   Nippon Shinyaku Co. .............       12,337
 1,000   Ono Pharmaceutical...............       35,510
 3,000   Sankyo Co. ......................       58,772
 3,000   Tanabe Seiyaku Co. ..............       26,381
 2,000   Tsumura & Co.*...................        6,575
 1,000   Yamanouchi Pharmaceutical Co. ...       34,473
                                             ----------
                                                221,113
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
         Durables -- 0.2%
 3,000   Victor Company of Japan*.........   $   17,524
                                             ----------
         Electric Utilities -- 1.4%
 5,500   Kansai Electric Power............       80,142
   900   Kyushu Electric Power............       11,491
   600   Tohoku Electric Power............        7,838
 1,300   Tokyo Electric Power.............       28,943
                                             ----------
                                                128,414
                                             ----------
         Electronics -- 7.9%
   400   Futaba...........................       11,331
16,000   Hitachi..........................      136,999
   300   Keyence..........................       55,540
   900   Komatsu Electronic Metals*.......        5,013
13,000   Matsushita Electric Industrial...      234,968
13,000   Mitsubishi Electric..............       73,654
 1,000   Oki Electric Industry Company....        5,043
 1,000   Omron............................       16,877
 2,000   Sharp............................       25,472
20,000   Toshiba..........................      116,825
 4,000   Toshiba TEC......................       10,501
 2,000   Yokogawa Electric................       17,556
                                             ----------
                                                709,779
                                             ----------
         Financial Investments -- 0.1%
   800   Nihon Unisys.....................        5,828
 1,000   Tokyo Leasing....................        4,628
                                             ----------
                                                 10,456
                                             ----------
         Household -- 0.1%
 3,000   Mizuno...........................        7,924
                                             ----------
         Insurance -- 0.1%
 2,000   The Dai-Tokyo Fire & Marine
           Insurance Co...................        6,352
                                             ----------
         Liquor & Tobacco -- 0.1%
     2   Japan Tobacco....................       13,215
                                             ----------
         Machinery -- 0.4%
 3,000   Hitachi Koki Co. ................        9,815
 3,000   Makita...........................       18,457
 2,000   Nissin Electric Co. .............        3,862
   200   Shinkawa.........................        3,942
                                             ----------
                                                 36,076
                                             ----------
         Media -- 0.2%
    50   Nippon Television Network........       15,561
                                             ----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
         Miscellaneous Financial -- 0.9%
 3,000   Kokusai Securities Co. ..........   $   22,623
 9,000   Nikko Securities Co. ............       63,200
                                             ----------
                                                 85,823
                                             ----------
         Office Machinery -- 1.0%
 4,000   NEC..............................       63,775
 2,000   Olympus Optical Co. .............       28,743
                                             ----------
                                                 92,518
                                             ----------
         Oil Distribution -- 0.2%
 2,000   Koa Oil Company..................        4,277
 3,000   Nippon Mitsubishi Oil............       14,962
                                             ----------
                                                 19,239
                                             ----------
         Real Estate Assets -- 0.2%
 1,000   Mitsubishi Materials.............        2,266
 2,000   Nishi-Nippon Railroad Co. .......        4,405
 3,000   Sumitomo Realty & Development
           Co.............................       14,459
                                             ----------
                                                 21,130
                                             ----------
         Retail/Wholesale -- 1.6%
12,000   Marubeni*........................       21,450
10,000   Mitsubishi.......................       66,472
10,000   Mitsui & Co. ....................       53,305
 1,000   Tokyu Store Chain Co. ...........        2,418
                                             ----------
                                                143,645
                                             ----------
         Services -- 1.6%
 9,000   Fujitsu..........................      119,938
   200   Fujitsu Business Systems.........        2,236
     4   NTT Data.........................       19,311
 2,000   Uchida Yoko Co. .................        8,139
                                             ----------
                                                149,624
                                             ----------
         Soaps & Cosmetics -- 0.1%
 2,000   Kanebo*..........................        5,171
                                             ----------
         Telephone -- 0.4%
    11   DDI..............................       35,726
                                             ----------
         Travel/Entertainment -- 0.3%
   800   Heiwa............................       11,874
   300   Sankyo Company...................        8,020
 1,000   Tokyo Dome.......................        3,128
                                             ----------
                                                 23,022
                                             ----------
                                              2,218,734
                                             ----------
         NETHERLANDS -- 4.3%
         Banking -- 1.6%
 7,930   ABN AMRO Holding.................      145,326
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         NETHERLANDS (CONTINUED)
         Chemicals -- 0.5%
   850   Akzo Nobel.......................   $   35,287
   290   DSM..............................       10,152
                                             ----------
                                                 45,439
                                             ----------
         Financial Investments -- 0.1%
     5   N.V. Petroleum -- Maatschappij
           Moeara Enim....................        9,746
                                             ----------
         Office Machinery -- 0.1%
 1,030   Oce..............................       13,476
                                             ----------
         Oil Distribution -- 1.1%
 1,730   Royal Dutch Petroleum............       96,336
                                             ----------
         Real Estate Assets -- 0.0%
    29   Wereldhave.......................        1,459
                                             ----------
         Retail/Wholesale -- 0.2%
   620   Koninklijke Vopak*...............       13,867
                                             ----------
         Transportation -- 0.7%
 3,090   TNT Post Group...................       64,740
                                             ----------
                                                390,389
                                             ----------
         NEW ZEALAND -- 0.2%
         Food -- 0.2%
20,100   Carter Holt Harvey...............       13,822
                                             ----------
         NORWAY -- 0.6%
         Oil -- 0.6%
 1,400   Norsk Hydro......................       57,483
                                             ----------
         SINGAPORE -- 0.7%
         Banking -- 0.1%
 6,250   Keppel Capital Holdings..........        7,927
                                             ----------
         Defense -- 0.0%
 6,000   Sembcorp Marine..................        2,609
                                             ----------
         Real Estate Assets -- 0.2%
 3,000   Fraser & Neave...................       11,382
 5,000   Keppel...........................        8,585
                                             ----------
                                                 19,967
                                             ----------
         Telephone -- 0.4%
30,000   Singapore Telecommunications.....       31,572
                                             ----------
                                                 62,075
                                             ----------
         SPAIN -- 4.1%
         Banking -- 0.8%
 7,600   Banco Santander Central
           Hispano........................       69,538
                                             ----------
         Insurance -- 0.2%
   710   Corporacion Mapfre, Compania
           Internacional de Reaseguros....       14,625
                                             ----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         SPAIN (CONTINUED)
         Oil -- 1.5%
 7,440   Repsol YPF.......................   $  132,004
                                             ----------
         Telephone -- 1.6%
 9,731   Telefonica*......................      156,566
                                             ----------
                                                372,733
                                             ----------
         SWEDEN -- 2.1%
         Autos -- 0.5%
 2,800   Volvo, Class A...................       43,686
                                             ----------
         Durables -- 0.4%
 2,600   Electrolux, Class B..............       34,518
                                             ----------
         Financial Investments -- 0.6%
 4,100   Investor, Class B................       49,865
 1,100   Ratos, Class B...................        8,848
                                             ----------
                                                 58,713
                                             ----------
         Household -- 0.1%
 2,000   Trelleborg, Class B..............       13,373
                                             ----------
         Machinery -- 0.2%
 1,300   SKF, Class B.....................       18,267
                                             ----------
         Paper -- 0.3%
 1,000   Holmen, Class B..................       17,443
   405   Svenska Cellulosa, Class B.......        8,320
                                             ----------
                                                 25,763
                                             ----------
                                                194,320
                                             ----------
         SWITZERLAND -- 7.8%
         Airlines -- 0.0%
    30   SAirGroup........................        3,085
                                             ----------
         Chemicals -- 0.0%
    41   Syngenta*........................        2,114
                                             ----------
         Drugs -- 3.9%
   220   Novartis.........................      345,304
                                             ----------
         Food -- 3.2%
   140   Nestle...........................      293,390
                                             ----------
         Insurance -- 0.2%
    20   Helvetia Patria Holding..........       18,540
                                             ----------
         Machinery -- 0.4%
    50   Sulzer...........................       32,359
                                             ----------
         Telephone -- 0.1%
   200   Ascom Holding....................       12,544
                                             ----------
                                                707,336
                                             ----------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM -- 21.0%
         Autos -- 0.2%
 7,325   Tomkins..........................   $   15,387
                                             ----------
         Banking -- 4.9%
 9,000   Abbey National...................      143,564
 6,000   Barclays.........................      186,812
10,736   Halifax Group....................      108,828
                                             ----------
                                                439,204
                                             ----------
         Construction Materials -- 0.1%
 9,000   Pilkington.......................       13,531
                                             ----------
         Defense -- 1.0%
20,000   BAE Systems......................       88,857
                                             ----------
         Financial Investments -- 4.0%
 9,656   CGNU.............................      132,956
26,482   Legal & General Group............       60,898
11,000   Prudential.......................      117,291
 7,577   Royal & Sun Alliance Insurance
           Group..........................       51,707
                                             ----------
                                                362,852
                                             ----------
         Food -- 1.6%
 1,526   Associated British Foods.........        9,768
19,000   Unilever.........................      136,413
                                             ----------
                                                146,181
                                             ----------
         Insurance -- 0.0%
   743   London Pacific Group.............        3,644
                                             ----------
         Liquor & Tobacco -- 1.2%
14,564   British American Tobacco.........      107,463
                                             ----------
         Machinery -- 0.6%
 3,000   FKI..............................        8,178
24,000   Invensys.........................       45,807
                                             ----------
                                                 53,985
                                             ----------
         Oil -- 0.9%
10,207   BP Amoco.........................       84,021
                                             ----------
         Oil Distribution -- 2.3%
18,000   Lattice Group....................       34,803
23,000   Shell Transport & Trading Co. ...      178,701
                                             ----------
                                                213,504
                                             ----------
         Retail/Wholesale -- 0.5%
 5,000   Boots Company....................       44,713
                                             ----------
         Telephone -- 2.8%
92,000   Vodafone Group...................      253,746
                                             ----------

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                      MARKET VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
         Transportation -- 0.2%
19,000   Stagecoach Holdings..............   $   15,465
                                             ----------

         Travel/Entertainment -- 0.7%
 7,000   Rank Group.......................       18,237
 5,000   Scottish & Newcastle.............       36,467
 7,000   Thistle Hotels...................       12,440
                                             ----------
                                                 67,144
                                             ----------
                                              1,909,697
                                             ----------
         TOTAL INVESTMENTS (COST
           $10,537,085) (a) -- 98.6%......    8,963,176
                                             ----------
         OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 1.4%............      131,413
                                             ----------
         TOTAL NET ASSETS -- 100.0%.......   $9,094,589
                                             ==========

---------------

*  Non-income producing security.

(a) At March 31, 2001, the aggregate cost of investment securities for income tax purposes was $10,567,210. Cost for federal tax purposes differs from value by net unrealized depreciation as follows:

   Unrealized appreciation................  $   191,862
   Unrealized depreciation................   (1,795,896)
                                            -----------
   Net unrealized depreciation............  $(1,604,034)
                                            ===========

                   FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                                       UNREALIZED
                       DELIVERY   CONTRACT AMOUNT    APPRECIATION/
                         DATE     (LOCAL CURRENCY)   (DEPRECIATION)
                       --------   ----------------   --------------
Deliver Australian
  Dollars in exchange
  for USD 29,533.....   4/2/01         60,484           $  (467)
Deliver Hong Kong
  Dollars in exchange
  for USD 19,998.....   4/2/01        155,966           $    (2)
Deliver British
  Pounds in exchange
  for euro 162,760...   4/2/01        100,000           $(1,715)
Deliver Danish Krones
  in exchange for
  euro 13,401........   4/2/01        100,000           $   (11)
Deliver Swedish
  Kronas in exchange
  for euro 54,351....   4/2/01        500,000           $   406

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

                AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

$ Millions

                                                                AXA ROSENBERG MULTI-STRATEGY
                                                                    MARKET NEUTRAL FUND             U.S. 90-DAY TREASURY BILL
                                                                ----------------------------        -------------------------
9/29/2000                                                                   1.00                               1.00
3/31/2001                                                                   0.96                               1.03

PERFORMANCE UPDATE AS OF 3/31/01 -- CUMULATIVE TOTAL RETURNS

                                                                  SINCE
                                                                INCEPTION
                                                                (9/29/00)
                                                                ---------
Institutional Shares (MSMNX)................................      -3.56%
U.S. 90-day Treasury Bills..................................       2.84%

     Since its inception (September 29, 2000), the AXA Rosenberg Multi-Strategy Market Neutral Fund has underperformed its benchmark, U.S. 90-day T-bills, by 6.40%. The Fund is an equally-weighted combination of three distinct market neutral strategies -- Mid/Small Cap Market Neutral, Large Cap Market Neutral, and Growth Market Neutral. Because each strategy has a unique earnings profile, the Manager expects that over the long run, there will not be a systematic relationship between the returns of the Fund and the value/growth cycle in the U.S. Equity Market.

     The Fund's underperformance to date is entirely attributable to the investment in Growth Market Neutral. Growth Market Neutral suffered its largest losses during the first month of the year because of its positive exposure to Relative Strength (a measure of price momentum). The strategy maintains a positive exposure to the risk factor because, after accounting for all other risks, the market has historically rewarded stocks that exhibit positive trailing price momentum. In January, amid the upheaval in the Market brought on by the Fed's decision to twice lower the discount rate, stocks with negative Relative Strength exposures -- the "dogs" of November and December 2000 -- were rewarded, while stocks

                                  (Unaudited)

(and consequently, portfolios) with positive Relative Strength exposures suffered. Again, the Manager recognizes the Relative Strength bias within the Growth Market Neutral piece and expects, over the long run, to be rewarded for the exposure.

     Performance data in both the graph and the table represents past performance which does not guarantee future results. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Investment in shares of the AXA Rosenberg Multi-Strategy Market Neutral Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Multi-Strategy Market Neutral Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Multi-Strategy Market Neutral Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the AXA Rosenberg Multi-Strategy Market Neutral Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

                                  (Unaudited)

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS -- 91.0%
             AIRCRAFT -- 1.5%
     2,000   B.F. Goodrich.................  $     76,740
     1,300   Boeing........................        72,423
       900   Northrop Grumman..............        78,300
                                             ------------
                                                  227,463
                                             ------------
             AIRLINES -- 0.4%
     1,500   AirTran Holdings*.............        11,760
     1,200   AMR*..........................        42,144
     1,050   Frontier Airlines*............        12,797
                                             ------------
                                                   66,701
                                             ------------
             BANKING -- 4.7%
       300   American Business Financial
               Services....................         3,075
     1,200   AmeriCredit*..................        38,916
     1,800   Capital One Financial.........        99,900
     2,000   Colonial BancGroup............        26,000
     3,600   Concord EFS*..................       145,575
     1,100   Countrywide Credit
               Industries..................        54,285
       100   First Citizens BancShares,
               Class A.....................        10,250
     4,500   FleetBoston Financial.........       169,874
       500   Investors Financial
               Services....................        29,313
       600   ITLA Capital*.................        12,000
       600   Quaker City Bancorp*..........        14,325
       300   Staten Island Bancorp.........         7,470
       600   Student Loan..................        41,928
     1,100   UMB Financial.................        41,800
       300   WFS Financial*................         5,288
                                             ------------
                                                  699,999
                                             ------------
             BUILDING -- 0.4%
       200   Encompass Services*...........           980
       600   Horizon Offshore*.............        14,850
       800   Lennar........................        31,888
       600   Skyline.......................        12,942
                                             ------------
                                                   60,660
                                             ------------
             CHEMICALS -- 1.5%
       400   Cytec Industries*.............        12,808
       600   FMC*..........................        44,184
       700   K2*...........................         6,125
     2,600   Pharmacia.....................       130,962
     2,400   USEC..........................        20,640
       600   Wellman.......................        11,550
                                             ------------
                                                  226,269
                                             ------------
             CONSTRUCTION MATERIALS -- 0.2%
       400   Ameron International..........        19,620
       800   Donnelly......................        10,520
                                             ------------
                                                   30,140
                                             ------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             DEFENSE -- 0.4%
       300   Allied Research*..............  $      2,280
     1,700   Raytheon, Class B.............        49,946
                                             ------------
                                                   52,226
                                             ------------
             DRUGS -- 8.1%
     2,400   Abbott Laboratories...........       113,256
     1,300   American Home Products........        76,375
       200   AVANIR Pharmaceuticals, Class
               A*..........................           808
       400   Barr Laboratories*............        22,868
       600   Bausch & Lomb.................        27,396
     3,000   Bristol-Myers Squibb..........       178,200
     1,200   Cambrex.......................        49,860
       300   CIMA Labs*....................        18,638
     1,800   Forest Laboratories*..........       106,632
       500   Hycor Biomedical*.............         4,734
       600   Inverness Medical
               Technology*.................        15,630
       300   Invitrogen*...................        16,455
     2,800   Merck & Co. ..................       212,520
       500   Noven Pharmaceuticals*........        14,156
     3,000   Perrigo*......................        29,625
     5,800   Pfizer........................       237,509
     1,000   Scios*........................        23,000
     3,700   SICOR*........................        51,569
       400   Taro Pharmaceutical
               Industries*.................        17,525
                                             ------------
                                                1,216,756
                                             ------------
             DURABLES -- 0.0%
       500   Recoton*......................         6,031
                                             ------------
             ELECTRIC UTILITIES -- 2.6%
     1,200   Allegheny Energy..............        55,512
     1,200   Calpine*......................        66,084
       200   Duke Energy...................         8,548
     2,300   Edison International*.........        29,072
     1,400   Entergy.......................        53,200
     1,800   FirstEnergy...................        50,256
     1,600   Public Service Co. of New
               Mexico......................        46,416
     1,900   TXU...........................        78,508
                                             ------------
                                                  387,596
                                             ------------
             ELECTRONICS -- 13.8%
       500   American Science &
               Engineering*................         3,115
       300   Ault*.........................         1,538
       900   AVX...........................        15,534
       300   Bacou USA*....................         7,623
     2,100   Baxter International..........       197,693
       300   BEI Technologies..............         4,763
       300   Bio-Vascular*.................         1,481
     2,100   Biomet........................        82,720
       500   Catapult Communications*......        12,750

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             ELECTRONICS (CONTINUED)
     1,300   CIENA*........................  $     54,275
       600   Cobra Electronics*............         5,438
       400   Conceptus*....................         3,588
       200   CyberOptics*..................         2,100
     1,000   Danaher.......................        54,560
     1,000   Datascope.....................        36,188
       300   Datum*........................         4,144
     1,200   DENTSPLY International........        43,800
       600   EMS Technologies*.............         9,375
       700   FEI*..........................        15,444
     1,800   Flextronics International*....        27,000
     1,200   General Dynamics..............        75,288
       400   Hutchinson Technology*........         5,975
     1,600   IDEXX Laboratories*...........        35,100
     1,300   Imation*......................        29,159
     2,500   Input/Output*.................        23,375
     1,200   International Rectifier*......        48,600
       300   Invivo*.......................         2,700
       900   IXYS*.........................        14,175
     2,000   Johnson & Johnson.............       174,939
     1,300   KEMET*........................        22,022
       200   Kewaunee Scientific...........         1,738
       300   LeCroy*.......................         5,119
       500   L-3 Communications
               Holdings*...................        39,475
       300   M-WAVE*.......................         2,456
       100   Measurement Specialties*......         1,921
     3,900   Medtronic.....................       178,385
       500   Merit Medical Systems*........         3,094
       200   Merrimac Industries*..........         2,460
       800   Mine Safety Appliances........        20,440
       400   Misonix*......................         2,825
       700   Movado Group..................         9,756
     1,100   MTS Systems...................        10,003
       300   Napco Security Systems*.......         1,425
       200   Nortech Systems*..............         1,450
       500   NVIDIA*.......................        32,461
       200   OYO Geospace*.................         4,497
       700   PCD*..........................         5,163
       200   Photoelectron*................           750
       400   Planar Systems*...............         5,100
       700   Power-One*....................        10,143
       900   Respironics*..................        27,450
       300   SafeNet*......................         3,713
       300   SEMX*.........................         1,294
       300   Sparton*......................         1,845
       400   Spectrian*....................         4,925
     2,300   St. Jude Medical*.............       123,854
     3,400   STERIS*.......................        47,940

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             ELECTRONICS (CONTINUED)
     1,500   Stryker.......................  $     78,375
       600   SymmetriCom*..................         7,275
       600   Sypris Solutions*.............         2,400
     4,400   Thermo Electron*..............        98,911
     4,900   Tyco International............       211,826
       400   Urologix*.....................         8,600
       800   Varian Medical Systems*.......        48,640
       300   Vital Signs...................         9,638
       800   Waters*.......................        37,160
                                             ------------
                                                2,066,969
                                             ------------
             FINANCIAL INVESTMENTS -- 3.3%
     3,800   American International
               Group.......................       305,900
       850   BARRA*........................        45,900
     1,200   Fannie Mae....................        95,520
       800   Headwaters*...................         5,100
     1,300   Security Capital Group, Class
               B*..........................        26,975
       500   Willis Lease Finance*.........         5,125
       100   XTRA*.........................         4,770
                                             ------------
                                                  489,290
                                             ------------
             FOOD -- 1.6%
     1,500   Corn Products International...        38,490
       100   Dreyer's Grand Ice Cream......         2,594
       100   Farmer Brothers...............        23,894
     3,100   Pepsi Bottling Group..........       117,831
     1,000   Ralcorp Holdings*.............        17,900
     1,300   Smithfield Foods*.............        42,250
                                             ------------
                                                  242,959
                                             ------------
             HEALTH -- 2.1%
     2,600   Coventry Health Care*.........        43,063
     1,700   DaVita*.......................        28,866
     3,000   HEALTHSOUTH*..................        38,670
       800   Laboratory Corp. of America
               Holdings*...................        96,200
       700   LifePoint Hospitals*..........        25,025
       800   Quest Diagnostics*............        71,096
       100   RehabCare Group*..............         4,120
                                             ------------
                                                  307,040
                                             ------------
             HOUSEHOLD -- 1.7%
       400   Alliance Gaming*..............         7,750
       100   Associated Materials..........         1,688
       600   BE Aerospace*.................        11,025
     1,800   Brunswick.....................        35,334
       900   Department 56*................         8,010
       400   Direct Focus*.................        10,000
       500   Equity Marketing*.............         4,563

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD (CONTINUED)
       600   Hunt..........................  $      4,074
     1,300   International Game
               Technology*.................        65,454
       900   Johnson Controls..............        56,214
       700   Johnson Outdoors, Class A*....         4,200
     1,600   Kimball International, Class
               B...........................        21,500
       500   PW Eagle*.....................         3,469
       600   Russ Berrie & Co. ............        15,132
                                             ------------
                                                  248,413
                                             ------------
             INSURANCE -- 3.6%
       500   AdvancePCS*...................        27,133
       800   American Financial Group......        19,280
       700   Everest Re Group..............        46,564
       500   Express Scripts, Class A*.....        43,340
     1,600   Health Net*...................        32,976
     3,400   Humana*.......................        35,632
       900   MBIA..........................        72,611
       900   MGIC Investment...............        61,578
     1,200   National Data.................        28,020
       300   National Western Life
               Insurance, Class A*.........        26,550
       300   PMA Capital, Class A..........         5,213
       200   Radian Group..................        13,550
     1,200   Torchmark.....................        46,596
     1,400   Trigon Healthcare*............        72,100
       500   Vesta Insurance Group.........         3,325
                                             ------------
                                                  534,468
                                             ------------
             LIQUOR & TOBACCO -- 0.4%
     1,000   R.J. Reynolds Tobacco
               Holdings....................        56,100
                                             ------------
             MACHINERY -- 4.5%
     2,200   American Standard
               Companies*..................       129,953
       800   Ampco-Pittsburgh..............         9,400
       300   Amtech Systems*...............         1,603
       700   Ball..........................        32,109
       400   Brown & Sharpe Manufacturing,
               Class A*....................         2,080
       300   Gehl*.........................         4,463
     1,000   Griffon*......................         7,900
       400   Integrated Measurement
               Systems*....................         4,550
     1,200   ITT Industries................        46,500
       600   L.S. Starrett, Class A........        10,500
     2,100   Lennox International..........        21,630
       500   Lifetime Hoan.................         2,344
     1,700   Lincoln Electric Holdings.....        36,550
       600   Rofin-Sinar Technologies*.....         5,400
     2,400   Snap-on.......................        69,888
       600   Tecumseh Products, Class B....        26,888

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
       300   Teleflex......................  $     12,285
     1,000   Textron.......................        56,840
       800   Trikon Technologies*..........         8,100
       700   Ultratech Stepper*............        17,238
     2,300   United Technologies...........       168,589
                                             ------------
                                                  674,810
                                             ------------
             MEDIA -- 3.1%
     4,800   AT&T..........................       102,240
     1,500   Banta.........................        36,375
     1,800   Fox Entertainment Group, Class
               A*..........................        35,280
       100   Grey Global Group.............        64,800
       400   Topps*........................         4,050
     4,900   Viacom, Class A*..............       218,050
                                             ------------
                                                  460,795
                                             ------------
             METALS -- 0.2%
       700   Quanex........................        12,565
       800   Steel Technologies............         5,075
       600   Wolverine Tube*...............         7,590
                                             ------------
                                                   25,230
                                             ------------
             MISCELLANEOUS FINANCIAL --5.0%
     2,100   A.G. Edwards..................        77,700
     1,050   Ambac Financial Group.........        66,602
     5,000   Citigroup.....................       224,900
     1,400   Eaton Vance...................        43,470
     1,800   Federated Investors, Class
               B...........................        51,030
       100   Gabelli Asset Management,
               Class A*....................         3,350
       500   Goldman Sachs Group...........        42,550
       300   John Nuveen, Class A..........        16,200
     1,000   LaBranche & Co.*..............        32,160
     1,800   Morgan Stanley Dean Witter &
               Co. ........................        96,300
       600   Neuberger Berman..............        37,326
       300   Raymond James Financial.......         8,340
       800   SEI Investments...............        24,950
       100   Tucker Anthony Sutro..........         1,895
       700   Waddell & Reed Financial......        19,845
                                             ------------
                                                  746,618
                                             ------------
             OFFICE MACHINERY -- 2.7%
       700   Coinstar*.....................        11,725
     1,100   Digi International*...........         6,359
     2,400   International Business
               Machines....................       230,831
     1,800   NCR*..........................        70,254
       300   Overland Data*................         2,363
     2,000   Read-Rite*....................        16,580
       300   SBS Technologies*.............         4,463

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             OFFICE MACHINERY (CONTINUED)
     2,100   Storage Technology*...........  $     22,869
     1,100   Symbol Technologies...........        38,390
       500   Visionics*....................         1,969
                                             ------------
                                                  405,803
                                             ------------
             OIL -- 2.7%
       800   Amerada Hess..................        62,496
     1,100   Anadarko Petroleum............        69,058
     1,000   Apache........................        57,610
       300   Chesapeake Energy*............         2,655
     1,300   Cross Timbers Oil.............        32,175
       600   Kerr-McGee....................        38,940
       700   Key Production*...............        14,525
     1,000   Louis Dreyfus Natural Gas*....        37,000
       600   Magnum Hunter Resources*......         7,050
       700   Murphy Oil....................        46,606
       100   Prima Energy*.................         3,031
       600   Spinnaker Exploration*........        26,220
                                             ------------
                                                  397,366
                                             ------------
             OIL DISTRIBUTION -- 2.1%
     1,400   Ashland.......................        53,760
     1,300   Dynegy, Class A...............        66,313
       800   Quaker Chemical...............        14,152
     2,400   Sunoco........................        77,832
     2,300   Ultramar Diamond Shamrock.....        83,214
       600   Valero Energy.................        21,300
                                             ------------
                                                  316,571
                                             ------------
             OIL SERVICES -- 2.1%
       600   Diamond Offshore Drilling.....        23,610
       700   ENSCO International...........        24,500
       300   Global Marine*................         7,680
     1,400   Loews.........................        83,174
       200   Nabors Industries*............        10,368
     1,200   Noble Drilling*...............        55,392
       100   Oceaneering International*....         2,150
     1,400   Petroleum Development*........         8,750
       800   Santa Fe International........        26,000
     1,800   Transocean Sedco Forex........        78,030
                                             ------------
                                                  319,654
                                             ------------
             OTHER UTILITIES -- 0.3%
     1,200   KeySpan.......................        45,756
                                             ------------
             PAPER -- 0.8%
     1,300   Bowater.......................        61,620
       100   CSS Industries*...............         2,185
     1,000   Lydall*.......................        10,400

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             PAPER (CONTINUED)
       500   Packaging Corp. of America*...  $      6,600
     1,900   Westvaco......................        46,037
                                             ------------
                                                  126,842
                                             ------------
             REAL ESTATE ASSETS -- 1.4%
     1,200   CBL & Associates Properties...        31,920
       600   Charles E. Smith Residential
               Realty......................        27,294
     2,000   Cornerstone Realty Income
               Trust.......................        21,160
       200   Corporate Office Properties
               Trust.......................         1,902
     1,200   iStar Financial...............        27,684
     1,800   Mack-Cali Realty..............        48,600
     1,600   Prentiss Properties Trust.....        39,440
       900   Prime Group Realty Trust......        12,564
                                             ------------
                                                  210,564
                                             ------------
             RETAIL/WHOLESALE -- 8.1%
     3,000   Abercrombie & Fitch, Class
               A*..........................        98,100
       400   All American Semiconductor*...         2,975
       600   AnnTaylor Stores*.............        15,930
     2,800   Arrow Electronics*............        63,280
       200   Blair.........................         3,420
     1,200   Burlington Coat Factory
               Warehouse...................        23,640
     3,700   Cardinal Health...............       357,974
     7,500   Caremark Rx*..................        97,800
     1,300   Central Garden & Pet Co.*.....        11,050
     3,900   Charming Shoppes*.............        20,231
       750   Christopher & Banks*..........        22,594
     1,400   Circuit City Stores -- CarMax
               Group*......................        10,556
       600   Dress Barn*...................        14,063
     1,200   Family Dollar Stores..........        30,840
       300   Hughes Supply.................         4,386
       400   Insignia Systems*.............         3,750
     1,000   International Multifoods......        19,250
       400   J. Jill Group*................         7,000
       300   Jaco Electronics*.............         1,706
     2,000   Kmart*........................        18,800
       800   Longs Drug Stores.............        23,648
       300   Richton International*........         8,175
       100   Ross Stores...................         1,875
       400   Schnitzer Steel Industries....         5,000
     2,300   Sears, Roebuck & Co. .........        81,121
     1,400   Spiegel, Class A..............         9,800
     1,000   Stein Mart*...................        10,938
     1,000   Timberland, Class A*..........        50,800
     2,500   TJX Companies.................        80,000
     1,700   Toys "R" Us*..................        42,670
       500   Tractor Supply*...............         7,000

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             RETAIL/WHOLESALE (CONTINUED)
     1,800   Trans World Entertainment*....  $     15,863
     3,100   Venator Group*................        42,780
                                             ------------
                                                1,207,015
                                             ------------
             SERVICES -- 6.6%
     1,300   Activision*...................        31,606
       500   Affiliated Computer Services,
               Class A*....................        32,450
     1,900   Amdocs*.......................        91,009
       400   Apollo Group, Class A*........        13,125
     1,000   Avant!*.......................        17,250
     3,300   BEA Systems*..................        96,937
     2,500   Cadence Design Systems*.......        46,225
       300   Career Education*.............        15,075
       300   Corinthian Colleges*..........        12,075
       500   Cornell Companies*............         3,950
       800   DST Systems*..................        38,552
       900   Edison Schools*...............        18,225
       600   Education Management*.........        19,575
       800   Electronic Arts*..............        43,400
       600   Elite Information Group*......         2,963
       300   EPIQ Systems*.................         6,075
     1,200   Equifax.......................        37,500
     1,300   Fiserv*.......................        58,155
       400   Group 1 Software*.............         4,600
       400   Harte-Hanks...................         9,048
       700   HNC Software*.................        12,294
     2,500   IMS Health....................        62,249
     1,700   Information Resources*........        11,050
       600   Innodata*.....................         3,338
       300   Keith Companies*..............         6,300
     1,000   Kelly Services, Class A.......        23,580
       500   Learning Tree
               International*..............        10,359
       800   Manugistics Group*............        14,650
       400   Maxwell Technologies*.........         7,700
       172   McDATA, Class A*..............         3,247
     1,800   Moody's.......................        49,608
     2,200   PeopleSoft*...................        51,563
       900   Phoenix Technologies*.........        12,488
     1,200   SS&C Technologies*............         6,038
     1,200   SunGard Data Systems*.........        59,076
       300   SurModics*....................        10,800
       450   TALX..........................        11,109
       300   Thomas Group*.................         1,519
     1,000   Unisys*.......................        14,000
       700   Wackenhut, Class A*...........        10,024
                                             ------------
                                                  978,787
                                             ------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             SOAPS & COSMETICS -- 0.6%
     1,800   Avon Products.................  $     71,982
       400   Stepan........................         9,624
       600   USA Detergents*...............         3,488
                                             ------------
                                                   85,094
                                             ------------
             TELEPHONE -- 1.2%
     1,700   Boston Communications
               Group*......................        12,538
     1,800   Comcast, Class A*.............        74,138
       500   Conestoga Enterprises.........         7,750
       400   Metro One
               Telecommunications*.........        13,100
       800   Telephone and Data Systems....        74,799
                                             ------------
                                                  182,325
                                             ------------
             TEXTILES -- 0.9%
       500   G-III Apparel Group*..........         3,750
       900   Jones Apparel Group*..........        34,020
       900   Liz Claiborne.................        42,345
     1,400   Russell.......................        26,180
     1,000   Skechers U.S.A., Class A*.....        24,000
                                             ------------
                                                  130,295
                                             ------------
             TRANSPORTATION -- 0.9%
     1,500   Consolidated Freightways*.....        10,125
       500   Landstar System*..............        33,875
       800   Navigant International*.......         8,350
       700   Roadway Express...............        15,400
       900   Teekay Shipping...............        38,340
       700   Trico Marine Services*........        10,500
       900   Yellow*.......................        15,413
                                             ------------
                                                  132,003
                                             ------------
             TRAVEL/ENTERTAINMENT -- 1.5%
       500   AMERCO*.......................        10,625
       200   Anchor Gaming*................        12,250
     2,100   Blockbuster, Class A..........        31,479
     1,300   Brinker International*........        36,283
       300   CBRL Group....................         5,456
       300   Checkers Drive-In
               Restaurants*................         1,650
     1,500   Darden Restaurants............        35,625
     1,100   Dollar Thrifty Automotive
               Group*......................        22,660
     1,300   Landry's Seafood
               Restaurants.................        14,755
     1,300   Lone Star Steakhouse &
               Saloon......................        12,066
       900   MTR Gaming Group*.............         4,725
       300   Panera Bread, Class A*........         8,025
       500   Prime Hospitality*............         5,400

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

  SHARES                                     MARKET VALUE
----------                                   ------------
             COMMON STOCKS (CONTINUED)
             TRAVEL/ENTERTAINMENT
               (CONTINUED)
       700   Suburban Lodges of America*...  $      3,850
       600   Wendy's International.........        13,392
                                             ------------
                                                  218,241
                                             ------------
             TOTAL COMMON STOCKS (COST
               $14,022,439)................    13,582,849
                                             ------------
             RIGHTS/WARRANTS -- 0.0%
             ELECTRIC UTILITIES -- 0.0%
       600   Progress Energy Rights -- CVO*
               (a).........................             0
                                             ------------
             TRAVEL/ENTERTAINMENT -- 0.0%
         7   Creative Host Services @ 8.32,
               10/2/03*....................             0
                                             ------------
             TOTAL RIGHTS/WARRANTS (COST
               $0).........................             0
                                             ------------
             REPURCHASE AGREEMENT -- 4.1%
             Bear Stearns, dated 3/30/01,
               due 4/2/01 at 5.25% with a
               maturity value of $609,338
               (Collateralized by Freddie
               Mac)........................       609,071
                                             ------------
             TOTAL REPURCHASE AGREEMENT
               (COST $609,071).............       609,071
                                             ------------
             TOTAL INVESTMENTS (COST
               $14,631,510) (b) -- 95.1%...    14,191,920
                                             ------------
             DEPOSITS WITH BROKERS FOR
               SECURITIES SOLD
               SHORT -- 90.8%
             Bear Stearns Deposit A/C,
               5.10%.......................    13,552,504
                                             ------------

                                             MARKET VALUE
                                             ------------
             TOTAL DEPOSITS WITH BROKERS
               FOR SECURITIES SOLD SHORT
               (COST $13,552,504)..........  $ 13,552,504
                                             ------------
             RECEIVABLE FROM BROKERS FOR
               SECURITIES SOLD
               SHORT -- 4.7%...............       704,343
                                             ------------
             SECURITIES SOLD SHORT
               (PROCEEDS
               $16,235,411) -- (90.4)%.....   (13,498,342)
                                             ------------
             LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (0.2)%............       (26,891)
                                             ------------
             TOTAL NET ASSETS -- 100.0%....  $ 14,923,534
                                             ============

---------------

*  Non-income producing security.

CVO -- Contingent Value Obligation.

(a) Bankrupt security/delisted; fair-valued by Management (Note 3).

(b) At March 31, 2001, the aggregate cost of investment securities and proceeds for securities sold short for income tax purposes was $14,910,972 and $16,048,883, respectively. Cost for federal tax purposes differs from value by net unrealized appreciation as follows:

   Unrealized
     appreciation -- Investments..........  $   480,997
   Unrealized
     depreciation -- Investments..........   (1,200,049)
   Unrealized appreciation -- Short
     Sales................................    3,082,896
   Unrealized depreciation -- Short
     Sales................................     (532,355)
                                            -----------
   Net unrealized appreciation............  $ 1,831,489
                                            ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS -- 90.4%
         AUTOS -- 1.2%
1,100    Aftermarket Technology*.........  $     5,294
  700    Cummins Engine..................       26,278
3,100    Dana............................       53,258
  600    Eaton...........................       41,100
1,800    Gentex*.........................       41,625
  400    IMPCO Technologies*.............        7,100
                                           -----------
                                               174,655
                                           -----------
         BANKING -- 4.2%
1,600    Bank One........................       57,888
2,200    Commercial Federal..............       49,060
1,900    Northern Trust..................      118,750
2,000    Ocwen Financial*................       16,980
2,310    Old National Bancorp............       48,510
  800    Silicon Valley Bancshares*......       18,800
1,400    State Street....................      130,760
3,500    Washington Mutual...............      191,625
                                           -----------
                                               632,373
                                           -----------
         BUILDING -- 0.3%
1,200    Dycom Industries*...............       15,480
  800    MasTec*.........................       10,808
1,200    Palm Harbor Homes*..............       18,225
                                           -----------
                                                44,513
                                           -----------
         CHEMICALS -- 1.6%
1,800    Georgia Gulf....................       31,338
2,000    Lyondell Chemical...............       28,740
1,400    Praxair.........................       62,510
6,100    Solutia.........................       74,420
  700    Synthetech*.....................        1,488
1,200    The Scotts Company, Class A*....       45,660
                                           -----------
                                               244,156
                                           -----------
         COMPUTER -- 1.0%
  300    Dell Computer*..................        7,706
9,400    Sun Microsystems*...............      144,478
                                           -----------
                                               152,184
                                           -----------
         CONSTRUCTION MATERIALS -- 0.6%
1,000    Elcor...........................       13,980
1,400    Martin Marietta Materials.......       59,780
1,300    Owens-Illinois*.................       11,050
  100    Puerto Rican Cement.............        2,400
                                           -----------
                                                87,210
                                           -----------
         DEFENSE -- 0.0%
  200    Aerosonic*......................        3,210
                                           -----------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         DRUGS -- 5.4%
  600    Affymetrix*.....................  $    16,688
2,300    Alkermes*.......................       50,455
  600    Aphton*.........................       12,300
1,100    Avigen*.........................       13,406
  200    Aviron*.........................        8,313
1,600    Bio-Technology General*.........        9,984
  600    BioCryst Pharmaceuticals*.......        3,713
2,700    Biogen*.........................      170,943
  100    Cerus*..........................        4,413
  300    Columbia Laboratories*..........        1,806
  300    Corixa*.........................        2,400
  600    EntreMed*.......................        9,975
  100    Geron*..........................        1,044
1,000    Gilead Sciences*................       32,500
  800    ILEX Oncology*..................       12,200
2,000    ImClone Systems*................       66,374
4,800    Immunex*........................       68,699
2,000    Ligand Pharmaceuticals, Class
           B*............................       19,563
  300    Lynx Therapeutics*..............        2,527
1,000    Martek Biosciences*.............       15,500
1,100    MedImmune*......................       39,462
  200    MGI Pharma*.....................        2,188
  500    Miravant Medical
           Technologies*.................        4,000
  900    Northfield Laboratories*........        8,663
1,100    Organogenesis*..................        8,965
1,000    Pharmacyclics*..................       22,500
  900    Progenics Pharmaceuticals*......       10,294
  100    Regeneron Pharmaceutical*.......        2,219
2,700    Sepracor*.......................       86,399
1,800    SuperGen*.......................       18,563
1,700    Techne*.........................       44,412
  700    Transkaryotic Therapies*........       12,294
  700    Vical*..........................        6,694
  500    ViroPharma*.....................       14,438
                                           -----------
                                               803,894
                                           -----------
         DURABLES -- 0.3%
1,500    Maytag..........................       48,375
                                           -----------
         ELECTRIC UTILITIES -- 0.4%
3,900    Montana Power*..................       54,990
                                           -----------
         ELECTRONICS -- 13.3%
8,200    3Com*...........................       46,894
1,200    ADC Telecommunications*.........       10,200
  200    ADTRAN*.........................        4,913
1,500    Alpha Industries*...............       23,625
1,300    Altera*.........................       27,869
1,000    ANADIGICS*......................       13,250
  800    ANTEC*..........................        5,825

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         ELECTRONICS (CONTINUED)
  800    Aradigm*........................  $     4,600
  600    ArthroCare*.....................        8,400
1,600    C-COR.net*......................       10,700
1,800    Cabletron Systems*..............       23,220
  400    ChromaVision Medical Systems*...        1,875
  900    Cisco Systems*..................       14,231
  900    Cognex*.........................       22,275
1,400    Cree*...........................       20,958
  900    Dionex*.........................       28,294
1,700    DSP Group*......................       26,350
  300    Globecomm Systems*..............        3,188
1,300    Guidant*........................       58,487
1,000    I-STAT*.........................       19,875
  400    Ibis Technology*................       11,000
  300    INAMED*.........................        7,125
1,200    Integrated Device Technology*...       35,532
13,500   Intel...........................      355,218
1,300    Jabil Circuit*..................       28,106
2,000    KLA-Tencor*.....................       78,750
1,100    Lattice Semiconductor*..........       20,006
3,800    Maxim Integrated Products*......      158,041
  400    Micrel*.........................       11,175
2,600    Microchip Technology*...........       65,813
  900    Millipore.......................       41,634
  800    MiniMed*........................       23,250
  100    MIPS Technologies, Class B*.....        2,300
2,000    Molex...........................       70,563
6,700    Motorola........................       95,541
1,300    MRV Communications*.............        9,059
  300    Nanometrics*....................        4,725
1,800    National Semiconductor*.........       48,150
  600    Novoste*........................       10,538
2,100    Orbital Sciences*...............       12,600
  300    Parlex*.........................        2,850
  400    Photon Dynamics*................        8,450
  400    Plexus*.........................       10,250
1,300    Possis Medical*.................        5,850
  900    Power Integrations*.............       15,525
2,800    RF Micro Devices*...............       32,725
  800    Sawtek*.........................       14,250
  700    SIPEX*..........................        6,541
3,700    Solectron*......................       70,337
1,000    Tektronix*......................       27,290
8,500    Texas Instruments...............      263,329
  700    TriQuint Semiconductor*.........       10,369
  100    VISX*...........................        1,717

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         ELECTRONICS (CONTINUED)
  600    Westell Technologies*...........  $     2,025
1,600    Xilinx*.........................       56,200
                                           -----------
                                             1,991,863
                                           -----------
         FINANCIAL INVESTMENTS -- 0.8%
  100    Choice Hotels International*....        1,370
2,400    Comdisco........................       19,200
  400    Competitive Technologies*.......        3,200
  800    IGEN International*.............       15,150
1,500    Macrovision*....................       65,344
  700    Rambus*.........................       14,420
                                           -----------
                                               118,684
                                           -----------
         FOOD -- 0.7%
1,500    Cadiz*..........................       14,906
  600    Coca-Cola Enterprises...........       10,668
1,500    Starbucks*......................       63,657
  500    Tejon Ranch*....................       12,350
                                           -----------
                                               101,581
                                           -----------
         HEALTH -- 0.5%
1,745    Enzo Biochem*...................       29,299
5,200    Hooper Holmes...................       44,668
                                           -----------
                                                73,967
                                           -----------
         HOUSEHOLD -- 0.9%
1,700    Advanced Lighting
           Technologies*.................        9,031
  100    AEP Industries*.................        4,506
  500    Foamex International*...........        2,563
  700    Spartech........................       11,305
2,600    Thomas & Betts..................       45,136
2,700    Tupperware......................       64,422
                                           -----------
                                               136,963
                                           -----------
         INSURANCE -- 1.6%
  428    Citizens*.......................        2,889
6,900    Conseco.........................      111,090
  100    Delphi Financial Group, Class
           A.............................        2,960
2,200    Horace Mann Educators...........       38,940
  300    Markel*.........................       56,100
1,000    Oxford Health Plans*............       26,750
1,100    Sierra Health Services*.........        5,016
                                           -----------
                                               243,745
                                           -----------
         MACHINERY -- 6.8%
  800    A.S.V.*.........................        9,600
2,900    American Power Conversion*......       37,383
  200    Applied Materials*..............        8,700
  400    Arguss Communications*..........        2,360
  700    ATMI*...........................       12,950

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         MACHINERY (CONTINUED)
1,200    Black & Decker..................  $    44,100
1,100    Briggs & Stratton...............       42,207
  800    Electro Scientific
           Industries*...................       22,450
1,400    Fairchild, Class A*.............        6,888
5,900    Gillette........................      183,904
1,600    Helix Technology................       37,575
1,700    Illinois Tool Works.............       96,628
4,000    Lam Research*...................       95,000
1,900    LTX*............................       35,506
  600    MEMC Electronic Materials*......        4,170
2,100    Novellus Systems*...............       85,181
1,000    Pall............................       21,920
1,800    Pentair.........................       45,864
1,400    Rayovac*........................       24,430
1,800    Teradyne*.......................       59,400
1,000    Terex*..........................       17,350
1,400    Tower Automotive*...............       15,022
2,400    UCAR International*.............       27,840
1,600    Valence Technology*.............        7,300
  500    Veeco Instruments*..............       20,781
1,200    Zebra Technologies, Class A*....       45,750
                                           -----------
                                             1,010,259
                                           -----------
         MEDIA -- 4.5%
  600    Catalina Marketing*.............       19,542
4,800    Clear Channel Communications*...      261,359
2,500    Cox Radio, Class A*.............       52,525
2,200    DoubleClick*....................       25,438
  900    Emmis Communications, Class
           A*............................       22,781
  600    Hollinger International.........        8,586
2,800    Interpublic Group of Cos........       96,180
1,000    Journal Register*...............       16,410
  500    Pixar*..........................       15,375
3,700    PRIMEDIA*.......................       23,310
2,200    TMP Worldwide*..................       82,638
1,100    Univision Communications, Class
           A*............................       41,976
                                           -----------
                                               666,120
                                           -----------
         METALS -- 1.7%
3,200    CommScope*......................       53,376
6,300    Corning.........................      130,347
  200    MAXXAM*.........................        2,600
1,700    Titanium Metals*................       15,300
3,400    USX-U.S. Steel Group............       49,946
                                           -----------
                                               251,569
                                           -----------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         MISCELLANEOUS FINANCIAL -- 2.5%
2,000    Ameritrade Holding, Class A*....  $    10,563
21,000   Charles Schwab..................      323,820
4,200    E*Trade Group*..................       29,316
1,000    Friedman, Billings, Ramsey
           Group, Class A*...............        5,480
                                           -----------
                                               369,179
                                           -----------
         OFFICE MACHINERY -- 2.0%
2,500    Adaptec*........................       21,680
1,800    Advanced Digital Information*...       31,163
2,900    Apple Computer*.................       64,002
1,300    EMC*............................       38,220
  500    Kronos*.........................       15,719
1,200    Lexmark International*..........       54,623
1,600    MTI Technology*.................        3,700
  500    Network Peripherals*............        3,172
  600    Performance Technologies*.......        8,363
  800    Proxim*.........................        8,050
1,900    SanDisk*........................       38,712
2,600    Wave Systems, Class A*..........       11,863
                                           -----------
                                               299,267
                                           -----------
         PAPER -- 3.0%
  900    Buckeye Technologies*...........       10,350
3,200    Georgia-Pacific Group...........       94,080
2,800    International Paper.............      101,024
4,800    Louisiana-Pacific...............       46,128
3,900    Masco...........................       94,146
3,100    Playtex Products*...............       28,489
  800    Potlatch........................       25,560
1,300    Sealed Air*.....................       43,329
                                           -----------
                                               443,106
                                           -----------
         REAL ESTATE ASSETS -- 0.6%
  300    Apartment Investment &
           Management, Class A...........       13,335
1,200    Chateau Communties..............       36,300
1,400    Cousins Properties..............       35,014
   70    Florida East Coast Industries,
           Class B.......................        2,131
  300    Tanger Factory Outlet Centers...        6,195
  100    United Park City Mines*.........        1,850
                                           -----------
                                                94,825
                                           -----------
         RETAIL/WHOLESALE -- 9.4%
  300    Alleghany*......................       60,000
3,300    Amazon.com*.....................       33,759
2,000    Barnes & Noble*.................       47,800
2,700    Best Buy*.......................       97,092
  900    CDW Computer Centers*...........       27,900

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         RETAIL/WHOLESALE (CONTINUED)
1,600    Champion Enterprises*...........  $     8,240
  800    Cost Plus*......................       18,450
1,500    Dollar General..................       30,660
1,100    eBay*...........................       39,806
1,700    Fluor...........................       75,650
2,500    Gap.............................       59,300
5,800    Home Depot......................      249,979
2,000    J.C. Penney.....................       31,980
  600    NuCo2*..........................        7,988
5,300    Office Depot*...................       46,375
2,500    Pep Boys-Manny, Moe & Jack......       15,225
  200    RadioShack......................        7,338
3,400    Safeguard Scientifics*..........       19,006
4,000    Saks*...........................       52,000
4,000    Staples*........................       59,500
2,800    Tiffany & Co. ..................       76,300
1,100    United Auto Group*..............       10,736
  900    Value City Department Stores*...        7,470
1,300    ValueVision International, Class
           A*............................       18,119
1,400    W.W. Grainger...................       47,390
4,300    Wal-Mart Stores.................      217,150
1,600    Williams-Sonoma*................       42,000
                                           -----------
                                             1,407,213
                                           -----------
         SERVICES -- 16.1%
3,400    ACTV*...........................       13,919
1,500    Acxiom*.........................       31,313
2,500    Adobe Systems...................       87,425
  900    AHL Services*...................        7,144
1,300    American Superconductor*........       20,881
1,200    Aware*..........................       11,550
1,700    BMC Software*...................       36,550
  600    CCC Information Services
           Group*........................        5,194
11,800   Cendant*........................      172,161
1,600    Citrix Systems*.................       33,800
1,300    Complete Business Solutions*....       12,051
1,700    Computer Sciences*..............       54,995
1,100    CSG Systems International*......       45,306
1,800    Dendrite International*.........       25,200
  400    DiamondCluster International,
           Class A*......................        3,475
1,700    Exodus Communications*..........       18,275
3,900    Gartner, Class A*...............       26,286
1,500    Getty Images*...................       24,188
10,000   Hewlett-Packard.................      312,699
1,600    I2 Technologies*................       23,200
1,100    Identix*........................        9,328
  600    IntraNet Solutions*.............       14,363

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         SERVICES (CONTINUED)
1,200    Intuit*.........................  $    33,300
1,400    J.D. Edwards & Co.*.............       13,650
2,700    Legato Systems*.................       32,569
1,000    Mercury Interactive*............       41,875
8,000    Microsoft*......................      437,499
  400    Microvision*....................        6,075
  400    MRO Software*...................        3,225
  400    Myriad Genetics*................       16,225
  900    National Instruments*...........       29,363
  600    Netegrity*......................       14,775
  400    NetSpeak*.......................          350
3,400    Network Associates*.............       28,050
5,400    Novell*.........................       27,000
1,200    Open Market*....................        1,575
22,000   Oracle*.........................      329,559
6,100    Parametric Technology*..........       55,281
2,600    Qualcomm*.......................      147,225
  500    Radiant Systems*................        6,906
  800    Rational Software*..............       14,200
1,200    Rollins.........................       23,160
  700    Sanchez Computer Associates*....        5,163
1,900    Sapient*........................       13,656
  400    Siebel Systems*.................       10,880
1,300    Sotheby's Holdings, Class A*....       23,881
  700    TeleTech Holdings*..............        5,513
1,400    Tetra Tech*.....................       28,350
  400    VERITAS Software*...............       18,496
1,400    Verity*.........................       31,763
                                           -----------
                                             2,388,867
                                           -----------
         SOAPS & COSMETICS -- 0.2%
1,000    Estee Lauder Companies, Class
           A.............................       36,420
                                           -----------
         TELEPHONE -- 7.4%
1,100    Adelphia Communications, Class
           A*............................       44,550
2,100    ALLTEL..........................      110,166
6,800    American Tower, Class A*........      125,800
3,600    AOL Time Warner*................      144,539
  500    Cablevision Systems -- Rainbow
           Media Group*..................       13,000
1,000    Cablevision Systems, Class A*...       70,360
1,200    Centennial Communications*......       12,750
  400    Commonwealth Telephone
           Enterprises*..................       13,800
1,200    Cox Communications, Class A*....       53,388
3,000    EchoStar Communications, Class
           A*............................       83,063
  100    Electric Lighwave, Class A*.....          209
1,600    ITC DeltaCom*...................        9,400
5,100    Level 3 Communications*.........       88,613

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- MARCH 31, 2001
--------------------------------------------------------------------------------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         TELEPHONE (CONTINUED)
7,500    McLeodUSA, Class A*.............  $    65,156
4,900    Metromedia Fiber Network, Class
           A*............................       26,852
4,400    Nextel Communications, Class
           A*............................       63,250
2,300    Pegasus Communications*.........       52,900
  400    Rural Cellular, Class A*........       10,775
  900    Western Wireless, Class A*......       36,563
2,000    XO Communications, Class A*.....       14,000
4,300    Yahoo!*.........................       67,725
                                           -----------
                                             1,106,859
                                           -----------
         TEXTILES -- 0.8%
1,600    Cintas..........................       63,072
3,800    Collins & Aikman*...............       16,644
  300    Guess?*.........................        1,857
1,300    Gymboree*.......................       13,000
1,000    Hexcel*.........................        9,950
1,200    Uniroyal Technology*............        8,981
1,300    WestPoint Stevens...............       11,700
                                           -----------
                                               125,204
                                           -----------

SHARES                                     MARKET VALUE
------                                     ------------
         COMMON STOCKS (CONTINUED)
         TRANSPORTATION -- 0.9%
2,600    Carnival........................  $    71,942
1,600    Iron Mountain*..................       61,312
                                           -----------
                                               133,254
                                           -----------
         TRAVEL/ENTERTAINMENT -- 1.7%
  400    Bally Total Fitness Holding*....       11,780
  600    Championship Auto Racing
           Teams*........................        9,720
1,600    Harrah's Entertainment*.........       47,088
1,300    Hilton Hotels...................       13,585
2,800    Six Flags*......................       54,180
  800    Speedway Motorsports*...........       20,800
4,200    Westwood One*...................       96,684
                                           -----------
                                               253,837
                                           -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS
           $16,235,411) -- 90.4%.........  $13,498,342
                                           ===========

---------------

* Non-income producing security.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                               AXA ROSENBERG
                                                              AXA ROSENBERG    INTERNATIONAL    AXA ROSENBERG
                                                                U.S. SMALL         SMALL            VALUE
                                                              CAPITALIZATION   CAPITALIZATION   MARKET NEUTRAL
                                                                   FUND             FUND             FUND
                                                              --------------   --------------   --------------

ASSETS
Investments, at value (cost $423,076,469, $47,855,670,
  $57,984,376, respectively)................................   $478,805,428     $42,814,514      $ 63,999,433
Deposits with broker and custodian bank for securities sold
  short.....................................................             --              --        57,817,571
Cash........................................................          4,837           5,086                --
Foreign currency, at value (cost $0, $924,456, $0,
  respectively).............................................             --         916,054                --
Collateral for securities loaned............................      1,575,326              --                --
Dividends and interest receivable...........................        660,977         167,841           183,635
Receivable for capital shares issued........................             --              --           191,650
Receivable for securities sold short........................             --              --         4,828,724
Receivable for investments sold.............................      7,426,239         712,482           961,131
Net unrealized appreciation on foreign exchange contracts...             --           1,011                --
Deferred organization expenses..............................             --              --            17,025
Prepaid expenses and other assets...........................         13,086          79,108             6,016
                                                               ------------     -----------      ------------
    Total Assets............................................    488,485,893      44,696,096       128,005,185
                                                               ------------     -----------      ------------
LIABILITIES
Securities sold short (proceeds $0, $0, $67,735,203,
  respectively).............................................             --              --        60,175,788
Payable for investments purchased...........................      4,710,354         942,123           940,203
Payable to cover securities sold short......................             --              --           826,052
Payable for capital shares redeemed.........................         68,146              --                --
Payable for return of collateral received for securities
  loaned....................................................      1,575,326              --                --
Accrued:
  Manager fees..............................................        370,620          25,634            78,735
  Administration fees.......................................          3,957             374               438
  12b-1 fees (Investor Shares)..............................         16,009             345               797
  Service fees (Adviser Shares).............................          3,634              --                --
  Other accrued expenses....................................        235,211          45,540           108,493
                                                               ------------     -----------      ------------
    Total Liabilities.......................................      6,983,257       1,014,016        62,130,506
                                                               ------------     -----------      ------------
NET ASSETS..................................................   $481,502,636     $43,682,080      $ 65,874,679
                                                               ============     ===========      ============
Net Assets:
  Institutional Shares......................................   $408,148,347     $41,950,700      $ 61,922,952
  Adviser Shares............................................      8,137,165              --                --
  Investor Shares...........................................     65,217,124       1,731,380         3,951,727
Shares of beneficial interest outstanding (unlimited shares
  authorized):
  Institutional Shares......................................     42,653,706       4,594,425         7,633,997
  Adviser Shares............................................        854,098              --                --
  Investor Shares...........................................      6,864,323         190,466           487,632
Net Asset Value, offering price and redemption price per
  share:
  Institutional Shares......................................   $       9.57     $      9.13      $       8.11
  Adviser Shares............................................           9.53              --                --
  Investor Shares...........................................           9.50            9.09              8.10
NET ASSETS CONSIST OF:
Capital.....................................................   $431,073,265     $49,303,633      $113,328,440
Accumulated undistributed net investment income/(loss)......        269,775          52,753           580,893
Accumulated net realized losses on investments, foreign
  currency transactions and securities sold short...........     (5,569,363)       (621,548)      (61,609,126)
Net unrealized depreciation on foreign currency
  transactions..............................................             --         (11,602)               --
Net unrealized appreciation on short sales..................             --              --         7,559,415
Net unrealized appreciation/(depreciation) on investments...     55,728,959      (5,041,156)        6,015,057
                                                               ------------     -----------      ------------
    TOTAL NET ASSETS........................................   $481,502,636     $43,682,080      $ 65,874,679
                                                               ============     ===========      ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    AXA
                                                              AXA ROSENBERG      ROSENBERG       AXA ROSENBERG
                                                              DOUBLE ALPHA     SELECT SECTORS      ENHANCED
                                                                 MARKET        MARKET NEUTRAL         500
                                                                  FUND              FUND             FUND
                                                              -------------    --------------    -------------
ASSETS
Investments, at value (cost $2,108,705, $11,666,627,
  $4,531,107, respectively).................................   $ 2,193,930      $11,697,653       $3,888,361
Deposits with broker and custodian bank for securities sold
  short.....................................................            --        9,711,161               --
Dividends and interest receivable...........................           184           33,435            4,336
Receivable for securities sold short........................            --          944,442               --
Receivable for investments sold.............................            --          340,005           45,418
Receivable from Manager.....................................           409               --            9,786
Deposits with brokers for futures contracts.................       138,000               --               --
Net receivable for variation margin on futures contracts....        15,400               --               --
Deferred organization expenses..............................         7,420               --               --
Prepaid expenses and other assets...........................         5,394            5,489           14,263
                                                               -----------      -----------       ----------
    Total Assets............................................     2,360,737       22,732,185        3,962,164
                                                               -----------      -----------       ----------
LIABILITIES
Securities sold short (proceeds $0, $12,493,335, $0,
  respectively).............................................            --       10,256,952               --
Payable to custodian........................................            --               --              108
Payable for investments purchased...........................        43,138          520,771           39,373
Payable to cover securities sold short......................            --           40,956               --
Accrued:
  Manager fees..............................................            --            8,351               --
  12b-1 fees (Investor Shares)..............................             4                5               --
  Other accrued expenses....................................        14,686           26,043           13,087
                                                               -----------      -----------       ----------
    Total Liabilities.......................................        57,828       10,853,078           52,568
                                                               -----------      -----------       ----------
NET ASSETS..................................................   $ 2,302,909      $11,879,107       $3,909,596
                                                               ===========      ===========       ==========
Net Assets:
  Institutional Shares......................................   $ 2,283,760      $11,854,838       $3,909,596
  Investor Shares...........................................        19,149           24,269               --
Shares of beneficial interest outstanding (unlimited shares
  authorized):
  Institutional Shares......................................       396,594        1,234,036          507,552
  Investor Shares...........................................         3,330            2,493               --
Net Asset Value, offering price and redemption price per
  share:
  Institutional Shares......................................   $      5.76      $      9.61       $     7.70
  Investor Shares...........................................          5.75             9.73               --
NET ASSETS CONSIST OF:
Capital.....................................................   $ 5,463,156      $13,179,963       $5,070,159
Accumulated undistributed net investment income/(loss)......         9,642          112,937            5,468
Accumulated net realized losses on investments, futures
  contracts and securities sold short.......................    (3,048,914)      (3,681,202)        (523,285)
Net unrealized appreciation on short sales..................            --        2,236,383               --
Net unrealized depreciation on futures transactions.........      (206,200)              --               --
Net unrealized appreciation/(depreciation) on investments...        85,225           31,026         (642,746)
                                                               -----------      -----------       ----------
    TOTAL NET ASSETS........................................   $ 2,302,909      $11,879,107       $3,909,596
                                                               ===========      ===========       ==========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    AXA
                                                              AXA ROSENBERG      ROSENBERG
                                                              INTERNATIONAL    MULTI-STRATEGY
                                                                 EQUITY        MARKET NEUTRAL
                                                                  FUND              FUND
                                                              -------------    --------------
ASSETS
Investments, at value (cost $10,537,085, $14,631,510,
  respectively).............................................   $ 8,963,176      $14,191,920
Deposits with broker and custodian bank for securities sold
  short.....................................................            --       13,552,504
Cash........................................................        57,647               --
Foreign currency, at value (cost $596,416, $0,
  respectively).............................................       592,665               --
Dividends and interest receivable...........................        34,811           35,861
Receivable for capital shares issued........................            19               --
Receivable for securities sold short........................            --          803,172
Receivable for investments sold.............................        75,570          238,684
Receivable from Manager.....................................        18,057            2,936
Prepaid expenses and other assets...........................        18,592            5,525
                                                               -----------      -----------
    Total Assets............................................     9,760,537       28,830,602
                                                               -----------      -----------
LIABILITIES
Securities sold short (proceeds $0, $16,235,411,
  respectively).............................................            --       13,498,342
Payable for investments purchased...........................       604,436          280,535
Payable to cover securities sold short......................            --           98,829
Net unrealized depreciation on foreign exchange contracts...         1,789               --
Accrued:
  12b-1 fees (Investor Shares)..............................             6               --
  Other accrued expenses....................................        59,717           29,362
                                                               -----------      -----------
    Total Liabilities.......................................       665,948       13,907,068
                                                               -----------      -----------
NET ASSETS..................................................   $ 9,094,589      $14,923,534
                                                               ===========      ===========
Net Assets:
  Institutional Shares......................................   $ 9,070,620      $14,923,534
  Investor Shares...........................................        23,969               --
Shares of beneficial interest outstanding (unlimited shares
  authorized):
  Institutional Shares......................................     1,113,663        1,582,316
  Investor Shares...........................................         2,947               --
Net Asset Value, offering price and redemption price per
  share:
  Institutional Shares......................................   $      8.14      $      9.43
  Investor Shares...........................................          8.13               --
NET ASSETS CONSIST OF:
Capital.....................................................   $11,510,923      $16,482,774
Accumulated undistributed net investment income/(loss)......       252,601          184,155
Accumulated net realized losses on investments, foreign
  currency transactions and securities sold short...........    (1,091,656)      (4,040,874)
Net unrealized depreciation on foreign currency
  transactions..............................................        (3,370)              --
Net unrealized appreciation on short sales..................            --        2,737,069
Net unrealized depreciation on investments..................    (1,573,909)        (439,590)
                                                               -----------      -----------
    TOTAL NET ASSETS........................................   $ 9,094,589      $14,923,534
                                                               ===========      ===========

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                                     AXA
                                                                   AXA            ROSENBERG            AXA
                                                                ROSENBERG       INTERNATIONAL       ROSENBERG
                                                                U.S. SMALL          SMALL             VALUE
                                                              CAPITALIZATION    CAPITALIZATION    MARKET NEUTRAL
                                                                   FUND              FUND              FUND
                                                              --------------    --------------    --------------
Investment Income:
  Dividends (Net of withholding taxes of $10, $170,262, $0,
    respectively)...........................................   $ 5,964,605       $ 1,157,420       $    913,506
  Interest..................................................       343,976             2,424          3,846,587
  Securities lending fees...................................       167,043                --                 --
                                                               -----------       -----------       ------------
    Total Investment Income.................................     6,475,624         1,159,844          4,760,093
                                                               -----------       -----------       ------------
Expenses:
  Manager fees..............................................     4,139,900           466,451          1,079,758
  Administration fees.......................................       691,678            70,360             98,986
  12b-1 fees (Investor Shares)..............................        60,933             4,297              9,685
  Service fees (Adviser Shares).............................        16,490                --                 --
  Audit and tax fees........................................       121,219            15,634              9,919
  Custodian fees............................................       204,008           187,720             26,982
  Fund accounting fees......................................        58,014            80,133             79,849
  Organization fees.........................................            --                --              8,140
  Registration and filing fees..............................        41,522            21,862             27,014
  Transfer agent fees.......................................        96,101            18,711             40,304
  Trustees' fees............................................       188,193            18,223             21,754
  Dividend expense for securities sold short................            --                --            575,423
  Other expenses............................................       204,806            22,363             29,892
                                                               -----------       -----------       ------------
    Total expenses before waivers/reimbursements............     5,822,864           905,754          2,007,706
    Less expenses waived/reimbursed.........................      (448,648)         (201,026)          (215,487)
                                                               -----------       -----------       ------------
    Total Net Expenses......................................     5,374,216           704,728          1,792,219
                                                               -----------       -----------       ------------
Net Investment Income/(Loss)................................     1,101,408           455,116          2,967,874
                                                               -----------       -----------       ------------
Net Realized Gain/(Loss) on:
  Foreign currency transactions.............................            --           (28,329)                --
  Securities sold short.....................................            --                --          8,952,947
  Investments...............................................    (3,307,899)        1,028,448        (14,797,823)
Net Change in Unrealized Appreciation/(Depreciation) on:
  Foreign currency transactions.............................            --            11,390                 --
  Securities sold short.....................................            --                --         15,659,911
  Investments...............................................    (4,531,644)       (6,562,854)        (3,709,619)
                                                               -----------       -----------       ------------
Net Realized and Unrealized Gain/(Loss) on Foreign Currency
  Transactions,
  Securities Sold Short, and Investments....................    (7,839,543)       (5,551,345)         6,105,416
                                                               -----------       -----------       ------------
Net increase/(decrease) in net assets resulting from
  operations................................................   $(6,738,135)      $(5,096,229)      $  9,073,290
                                                               ===========       ===========       ============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    AXA
                                                              AXA ROSENBERG      ROSENBERG
                                                              DOUBLE ALPHA     SELECT SECTORS    AXA ROSENBERG
                                                                 MARKET        MARKET NEUTRAL    ENHANCED 500
                                                                  FUND              FUND             FUND*
                                                              -------------    --------------    -------------
Investment Income:
  Dividends (Net of withholding taxes of $0, $0, $31,
    respectively)...........................................   $    24,758      $   207,647       $    42,929
  Dividends from investment company shares..................       133,656               --                --
  Interest..................................................         6,800        1,026,935             7,866
                                                               -----------      -----------       -----------
    Total Investment Income.................................       165,214        1,234,582            50,795
                                                               -----------      -----------       -----------
Expenses:
  Manager fees..............................................         6,303          169,205            18,828
  Administration fees.......................................         9,582           25,835             5,596
  12b-1 fees (Investor Shares)..............................            99              443                --
  Audit and tax fees........................................         1,674              261             6,536
  Custodian fees............................................           709            5,915             1,675
  Fund accounting fees......................................        50,664           58,255            46,230
  Organization fees.........................................         2,825               --                --
  Registration and filing fees..............................        14,062           21,860             4,770
  Transfer agent fees.......................................         6,561           13,282             6,957
  Trustees' fees............................................            37            3,044             1,685
  Dividend expense for securities sold short................            --          147,012                --
  Other expenses............................................           789            5,430            17,456
                                                               -----------      -----------       -----------
    Total expenses before waivers/reimbursements............        93,305          450,542           109,733
    Less expenses waived/reimbursed.........................       (71,128)         (91,574)          (81,406)
                                                               -----------      -----------       -----------
    Total Net Expenses......................................        22,177          358,968            28,327
                                                               -----------      -----------       -----------
Net Investment Income/(Loss)................................       143,037          875,614            22,468
                                                               -----------      -----------       -----------
Net Realized Gain/(Loss) on:
  Securities sold short.....................................            --          652,687                --
  Futures contracts.........................................      (747,951)              --                --
  Investments...............................................    (1,272,263)      (1,822,503)         (523,285)
Net Change in Unrealized Appreciation/(Depreciation) on:
  Securities sold short.....................................            --        2,950,372                --
  Futures contracts.........................................      (757,913)              --                --
  Investments...............................................       717,613       (4,116,332)         (642,746)
                                                               -----------      -----------       -----------
Net Realized and Unrealized Gain/(Loss) on Securities Sold
  Short,
  Futures Contracts, and Investments........................    (2,060,514)      (2,335,776)       (1,166,031)
                                                               -----------      -----------       -----------
Net increase/(decrease) in net assets resulting from
  operations................................................   $(1,917,477)     $(1,460,162)      $(1,143,563)
                                                               ===========      ===========       ===========

---------------

* From commencement of operations on June 7, 2000 (Institutional).

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    AXA
                                                              AXA ROSENBERG      ROSENBERG
                                                              INTERNATIONAL    MULTI-STRATEGY
                                                                 EQUITY        MARKET NEUTRAL
                                                                  FUND*            FUND**
                                                              -------------    --------------
Investment Income:
  Dividends (Net of withholding taxes of $16,045, $0,
    respectively)...........................................   $   414,264      $    81,356
  Interest..................................................            --          518,316
                                                               -----------      -----------
    Total Investment Income.................................       414,264          599,672
                                                               -----------      -----------
Expenses:
  Manager fees..............................................        63,155          133,696
  Administration fees.......................................        11,032           13,113
  12b-1 fees (Investor Shares)..............................             7               --
  Audit and tax fees........................................         7,783            7,881
  Custodian fees............................................        68,673            4,661
  Fund accounting fees......................................        58,213           32,956
  Registration and filing fees..............................         9,731           13,733
  Transfer agent fees.......................................         7,115            5,423
  Trustees' fees............................................         3,546            4,668
  Dividend expense for securities sold short................            --           57,499
  Other expenses............................................        29,930            9,888
                                                               -----------      -----------
    Total expenses before waivers/reimbursements............       259,185          283,518
    Less expenses waived/reimbursed.........................      (158,910)         (92,323)
                                                               -----------      -----------
    Total Net Expenses......................................       100,275          191,195
                                                               -----------      -----------
Net Investment Income/(Loss)................................       313,989          408,477
                                                               -----------      -----------
Net Realized Gain/(Loss) on:
  Foreign currency transactions.............................       (63,535)              --
  Securities sold short.....................................            --       (3,835,176)
  Investments...............................................      (516,613)           2,259
Net Change in Unrealized Appreciation/(Depreciation) on:
  Foreign currency transactions.............................        (3,370)              --
  Securities sold short.....................................            --        2,737,069
  Investments...............................................    (1,573,909)        (439,590)
                                                               -----------      -----------
Net Realized and Unrealized Gain/(Loss) on Foreign Currency
  Transactions,
  Securities Sold Short, and Investments....................    (2,157,427)      (1,535,438)
                                                               -----------      -----------
Net increase/(decrease) in net assets resulting from
  operations................................................   $(1,843,438)     $(1,126,961)
                                                               ===========      ===========

---------------

* From commencement of operations on June 7, 2000 (Institutional) and December 5, 2000 (Investor).

** From commencement of operations on September 29, 2000 (Institutional).

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        AXA ROSENBERG                    AXA ROSENBERG
                                          U.S. SMALL                  INTERNATIONAL SMALL                 AXA ROSENBERG
                                     CAPITALIZATION FUND              CAPITALIZATION FUND           VALUE MARKET NEUTRAL FUND
                                ------------------------------    ----------------------------    -----------------------------
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,
                                    2001             2000             2001            2000            2001            2000
                                -------------    -------------    ------------    ------------    ------------    -------------
OPERATIONS:
 Net investment
   income/(loss)..............  $   1,101,408    $      69,168    $    455,116    $    587,117    $  2,967,874    $   3,295,704
 Net realized gain/(loss) on:
   Foreign currency
     transactions.............             --               --         (28,329)         31,619              --               --
   Securities sold short......             --               --              --              --       8,952,947      (32,047,111)
   Investments................     (3,307,899)      71,390,010       1,028,448       6,224,794     (14,797,823)      29,395,747
 Net change in unrealized
   appreciation/(depreciation)
   on:
   Foreign currency
     transactions.............             --               --          11,390         (27,791)             --               --
   Securities sold short......             --               --              --              --      15,659,911      (30,237,883)
   Investments................     (4,531,644)      57,932,228      (6,562,854)      4,416,958      (3,709,619)      10,257,347
                                -------------    -------------    ------------    ------------    ------------    -------------
   Net increase/(decrease) in
     net assets resulting from
     operations...............     (6,738,135)     129,391,406      (5,096,229)     11,232,697       9,073,290      (19,336,196)
                                -------------    -------------    ------------    ------------    ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income
   Institutional Shares.......     (1,295,682)         (78,972)       (625,789)       (714,484)     (3,241,301)      (3,560,971)
   Adviser Shares.............        (12,709)          (1,629)             --              --              --               --
   Investor Shares............        (20,609)              --         (17,211)        (26,398)       (169,699)        (370,869)
                                -------------    -------------    ------------    ------------    ------------    -------------
                                   (1,329,000)         (80,601)       (643,000)       (740,882)     (3,411,000)      (3,931,840)
                                -------------    -------------    ------------    ------------    ------------    -------------
 Net realized gain on
   investments
   Institutional Shares.......    (14,323,833)              --      (5,417,835)             --              --               --
   Adviser Shares.............       (297,212)              --              --              --              --               --
   Investor Shares............       (442,852)              --        (185,632)             --              --               --
                                -------------    -------------    ------------    ------------    ------------    -------------
                                  (15,063,897)              --      (5,603,467)             --              --               --
                                -------------    -------------    ------------    ------------    ------------    -------------
   Net decrease in net assets
     resulting from
     distributions............    (16,392,897)         (80,601)     (6,246,467)       (740,882)     (3,411,000)      (3,931,840)
                                -------------    -------------    ------------    ------------    ------------    -------------
SHARES OF BENEFICIAL INTEREST:
 Proceeds from shares issued
   Institutional Shares.......     71,503,106       35,392,605      15,154,386      12,429,545      13,380,876       74,337,066
   Adviser Shares.............      4,203,986        1,202,749              --              --              --               --
   Investor Shares............     68,360,657          464,637       2,797,872         890,905       5,043,214        5,793,990
                                -------------    -------------    ------------    ------------    ------------    -------------
                                  144,067,749       37,059,991      17,952,258      13,320,450      18,424,090       80,131,056
                                -------------    -------------    ------------    ------------    ------------    -------------
 Proceeds from dividends
   reinvested
   Institutional Shares.......     14,689,175           59,693       6,043,623         708,747       3,241,299        3,555,558
   Adviser Shares.............        247,769            1,109              --              --              --               --
   Investor Shares............        456,900               --         202,599          26,371         162,111          362,450
                                -------------    -------------    ------------    ------------    ------------    -------------
                                   15,393,844           60,802       6,246,222         735,118       3,403,410        3,918,008
                                -------------    -------------    ------------    ------------    ------------    -------------
 Cost of shares redeemed
   Institutional Shares.......   (103,330,114)    (155,688,520)    (12,871,670)    (12,849,222)    (34,478,080)    (145,961,865)
   Adviser Shares.............     (3,844,411)     (11,652,340)             --              --              --               --
   Investor Shares............    (14,824,191)      (9,089,354)     (2,580,072)     (1,409,307)     (7,694,371)     (34,052,994)
                                -------------    -------------    ------------    ------------    ------------    -------------
                                 (121,998,716)    (176,430,214)    (15,451,742)    (14,258,529)    (42,172,451)    (180,014,859)
                                -------------    -------------    ------------    ------------    ------------    -------------
   Net increase/(decrease) in
     net assets from shares of
     beneficial interest......     37,462,877     (139,309,421)      8,746,738        (202,961)    (20,344,951)     (95,965,795)
                                -------------    -------------    ------------    ------------    ------------    -------------
Total increase/(decrease) in
 net assets...................     14,331,845       (9,998,616)     (2,595,958)     10,288,854     (14,682,661)    (119,233,831)
NET ASSETS:
 Beginning of period..........    467,170,791      477,169,407      46,278,038      35,989,184      80,557,340      199,791,171
                                -------------    -------------    ------------    ------------    ------------    -------------
 End of period................  $ 481,502,636    $ 467,170,791    $ 43,682,080    $ 46,278,038    $ 65,874,679    $  80,557,340
                                =============    =============    ============    ============    ============    =============

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                      AXA ROSENBERG                  AXA ROSENBERG            AXA ROSENBERG
                                       DOUBLE ALPHA                  SELECT SECTORS           ENHANCED 500
                                       MARKET FUND                MARKET NEUTRAL FUND             FUND
                                --------------------------    ----------------------------    -------------
                                YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                   2001           2000            2001            2000            2001*
                                -----------    -----------    ------------    ------------    -------------
OPERATIONS:
 Net investment
   income/(loss)..............  $   143,037    $   287,279    $    875,614    $  1,001,557     $    22,468
 Net realized gain/(loss) on:
   Securities sold short......           --             --         652,687      (2,997,790)             --
   Futures contracts..........     (747,951)       731,022              --              --              --
   Investments................   (1,272,263)    (1,183,478)     (1,822,503)      1,444,080        (523,285)
 Net change in unrealized
   appreciation/(depreciation)
   on:
   Securities sold short......           --             --       2,950,372         162,948              --
   Futures contracts..........     (757,913)       261,913              --              --              --
   Investments................      717,613       (102,466)     (4,116,332)      2,526,617        (642,746)
                                -----------    -----------    ------------    ------------     -----------
   Net increase/(decrease) in
     net assets resulting from
     operations...............   (1,917,477)        (5,730)     (1,460,162)      2,137,412      (1,143,563)
                                -----------    -----------    ------------    ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income
   Institutional Shares.......     (134,439)      (286,375)     (1,080,095)       (912,115)        (17,000)
   Investor Shares............         (561)        (2,959)         (3,905)        (41,702)             --
                                -----------    -----------    ------------    ------------     -----------
                                   (135,000)      (289,334)     (1,084,000)       (953,817)        (17,000)
                                -----------    -----------    ------------    ------------     -----------
 Net realized gain on
   investments
   Institutional Shares.......           --       (678,798)             --              --              --
   Investor Shares............           --         (7,561)             --              --              --
                                -----------    -----------    ------------    ------------     -----------
                                         --       (686,359)             --              --              --
                                -----------    -----------    ------------    ------------     -----------
   Net decrease in net assets
     resulting from
     distributions............     (135,000)      (975,693)     (1,084,000)       (953,817)        (17,000)
                                -----------    -----------    ------------    ------------     -----------
SHARES OF BENEFICIAL INTEREST:
 Proceeds from shares issued
   Institutional Shares.......      378,599      4,311,007         519,636      14,727,350       5,070,226
   Investor Shares............        3,541         14,300          46,227       1,050,392              --
                                -----------    -----------    ------------    ------------     -----------
                                    382,140      4,325,307         565,863      15,777,742       5,070,226
                                -----------    -----------    ------------    ------------     -----------
 Proceeds from dividends
   reinvested
   Institutional Shares.......      134,440        965,172       1,080,095         912,172             208
   Investor Shares............          496         10,221           3,798          37,743              --
                                -----------    -----------    ------------    ------------     -----------
                                    134,936        975,393       1,083,893         949,915             208
                                -----------    -----------    ------------    ------------     -----------
 Cost of shares redeemed
   Institutional Shares.......   (3,718,202)    (3,813,658)    (15,090,128)    (17,711,501)           (275)
   Investor Shares............      (46,911)      (191,227)       (875,502)       (813,973)             --
                                -----------    -----------    ------------    ------------     -----------
                                 (3,765,113)    (4,004,885)    (15,965,630)    (18,525,474)           (275)
                                -----------    -----------    ------------    ------------     -----------
   Net increase/(decrease) in
     net assets from shares of
     beneficial interest......   (3,248,037)     1,295,815     (14,315,874)     (1,797,817)      5,070,159
                                -----------    -----------    ------------    ------------     -----------
Total increase/(decrease) in
 net assets...................   (5,300,514)       314,392     (16,860,036)       (614,222)      3,909,596
NET ASSETS:
 Beginning of period..........    7,603,423      7,289,031      28,739,143      29,353,365              --
                                -----------    -----------    ------------    ------------     -----------
 End of period................  $ 2,302,909    $ 7,603,423    $ 11,879,107    $ 28,739,143     $ 3,909,596
                                ===========    ===========    ============    ============     ===========

---------------

* From commencement of operations on June 7, 2000 (Institutional).

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                AXA ROSENBERG    AXA ROSENBERG
                                INTERNATIONAL    MULTI-STRATEGY
                                   EQUITY        MARKET NEUTRAL
                                    FUND              FUND
                                -------------    --------------
                                PERIOD ENDED      PERIOD ENDED
                                  MARCH 31,        MARCH 31,
                                    2001*            2001**
                                -------------    --------------
OPERATIONS:
 Net investment
   income/(loss)..............   $   313,989      $   408,477
 Net realized gain/(loss) on:
   Foreign currency
     transactions.............       (63,535)              --
   Securities sold short......            --       (3,835,176)
   Investments................      (516,613)           2,259
 Net change in unrealized
   appreciation/(depreciation)
   on:
   Foreign currency
     transactions.............        (3,370)              --
   Securities sold short......            --        2,737,069
   Investments................    (1,573,909)        (439,590)
                                 -----------      -----------
   Net increase/(decrease) in
     net assets resulting from
     operations...............    (1,843,438)      (1,126,961)
                                 -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income
   Institutional Shares.......            --         (233,000)
                                 -----------      -----------
 Net realized gain on
   investments
   Institutional Shares.......            --         (199,279)
                                 -----------      -----------
   Net decrease in net assets
     resulting from
     distributions............            --         (432,279)
                                 -----------      -----------
SHARES OF BENEFICIAL INTEREST:
 Proceeds from shares issued
   Institutional Shares.......     9,972,909       24,584,054
   Investor Shares............         1,759               --
                                 -----------      -----------
                                   9,974,668       24,584,054
                                 -----------      -----------
 Proceeds from shares issued
   in exchange for shares of
   AXA Rosenberg Japan Fund
   Institutional Shares.......       947,546               --
   Investor Shares............        22,796               --
                                 -----------      -----------
                                     970,342               --
                                 -----------      -----------
 Proceeds from dividends
   reinvested
   Institutional Shares.......            --          432,025
   Investor Shares............            --               --
                                 -----------      -----------
                                          --          432,025
                                 -----------      -----------
 Cost of shares redeemed
   Institutional Shares.......        (6,983)      (8,533,305)
   Investor Shares............            --               --
                                 -----------      -----------
                                      (6,983)      (8,533,305)
                                 -----------      -----------
   Net increase/(decrease) in
     net assets from shares of
     beneficial interest......    10,938,027       16,482,774
                                 -----------      -----------
Total increase/(decrease) in
 net assets...................     9,094,589       14,923,534
NET ASSETS:
 Beginning of period..........            --               --
                                 -----------      -----------
 End of period................   $ 9,094,589      $14,923,534
                                 ===========      ===========

---------------

* From commencement of operations on June 7, 2000 (Institutional) and December 5, 2000 (Investor).

** From commencement of operations on September 29, 2000 (Institutional).

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION. Barr Rosenberg Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company offering eight portfolios: AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund (commenced operations on June 7, 2000), AXA Rosenberg International Equity Fund (commenced operations on June 7, 2000) and AXA Rosenberg Multi-Strategy Market Neutral Fund (commenced operations on September 29, 2000), collectively (the "Funds"), or individually (the "Fund"), with differing objectives and strategies. Each Fund is authorized to issue Institutional Shares and Investor Shares. In addition, the AXA Rosenberg U.S. Small Capitalization Fund is authorized to issue Adviser Shares. The classes differ primarily with respect to the level of Service Fees and Distribution and Shareholder Service Fees borne by each class. In addition, an investor's eligibility to purchase each of the three classes of shares generally depends on the amount invested in a particular Fund and on whether the investor makes the investment in the Fund directly or through a financial adviser.

As of July 31, 2000, the following Funds changed their portfolio names as follows: U.S. Small Capitalization Series to AXA Rosenberg U.S. Small Capitalization Fund, International Small Capitalization Series to AXA Rosenberg International Small Capitalization Fund, Barr Rosenberg Market Neutral Fund to AXA Rosenberg Value Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund to AXA Rosenberg Double Alpha Market Fund and Barr Rosenberg Select Sectors Market Neutral Fund to AXA Rosenberg Select Sectors Market Neutral Fund. Also, the Select Shares changed its name to Investor Shares for the AXA Rosenberg U.S. Small Capitalization Fund and the AXA Rosenberg International Small Capitalization Fund.

2. REORGANIZATION. The Trust entered into an Agreement and Plan of Reorganization pursuant to which all of the assets and liabilities of the AXA Rosenberg Japan Fund transferred to the AXA Rosenberg International Equity Fund in exchange for shares of the AXA Rosenberg International Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 27, 2001. The following is a summary of shares outstanding, net assets, net asset value per share, accumulated net realized losses and unrealized depreciation immediately before and after the reorganization:

                                                                                      AFTER
                                                      BEFORE REORGANIZATION       REORGANIZATION
                                                  -----------------------------   --------------
                                                       AXA        AXA ROSENBERG   AXA ROSENBERG
                                                    ROSENBERG     INTERNATIONAL   INTERNATIONAL
                                                   JAPAN FUND      EQUITY FUND     EQUITY FUND
                                                  -------------   -------------   --------------
Institutional Shares
  Shares........................................      188,981        1,000,002       1,113,753
  Net Assets....................................    $ 947,546      $ 8,329,544     $ 9,277,090
  Net Asset Value...............................    $    5.01      $      8.33     $      8.33
Investor Shares
  Shares........................................        4,576              208           2,948
  Net Assets....................................    $  22,796      $     1,727     $    24,523
  Net Asset Value...............................    $    4.98      $      8.32     $      8.32
Unrealized Depreciation.........................    $(263,699)     $(1,099,782)    $(1,363,481)
Accumulated Net Realized Losses.................    $(586,697)     $  (514,131)    $(1,100,828)

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

The AXA Rosenberg International Equity Fund retained its investment objective and financial history after the reorganization.

3. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons under their supervision.

  Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Corporate actions (including cash dividends) are recorded on the ex-date or after the ex-date as the Fund becomes aware of such action, net of any non-refundable tax withholdings. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

  Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

  Forward Foreign Currency Contracts

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

  Foreign Securities

The AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund pursue their respective objectives by investing in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange or other foreign governmental laws or restrictions.

  Futures Contracts

The AXA Rosenberg Double Alpha Market Fund pursues its respective objective by investing in S&P 500 Index Futures contracts. An S&P 500 Index Futures contract is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

  Real Estate Investment Trusts

The Funds own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

  Short Sales

The AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Select Sectors Market Neutral Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund are authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. government securities sufficient to cover its short position on a daily basis. At March 31, 2001, the values of securities sold short in the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Select Sectors Market Neutral Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund amounted to $60,175,788, $10,256,952 and $13,498,342 against which collateral of $118,022,685,
$20,026,655 and $27,135,353 was held, respectively. The collateral includes the Bear Stearns Deposit Account and the securities held long, as shown in the Schedule of Portfolio Investments.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

  Securities Lending

Under the Security Lending Program, securities held by the AXA Rosenberg U.S. Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash and/or certain cash equivalents as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

At March 31, 2001, the value of securities loaned amounted to $1,338,034 against which cash collateral of $1,575,326 was held. The cash collateral is invested in short-term investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the AXA Rosenberg U.S. Small Capitalization Fund and State Street Bank in its capacity as lending agent. Security lending fee income, net of related expenses, is recorded as earned. The AXA Rosenberg U.S. Small Capitalization Fund bears the risk of loss with respect to the investment of the cash collateral.

  Determination of Net Asset Value and Calculation of Expenses

Expenses specific to an individual Fund are charged to that Fund, while the expenses that are attributable to more than one Fund of the Trust are allocated among the respective Funds. Net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of shares outstanding attributed to each class at the beginning of each day. Distribution and Shareholder Service Fees are solely borne by and charged to the Investor Shares; Service Fees are charged to the Adviser Shares.

  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, Real Estate Investment Trusts (REITS), redemptions-in-kind and wash sales for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

As of March 31, 2001, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                          ACCUMULATED             ACCUMULATED UNDISTRIBUTED NET
                                                       UNDISTRIBUTED NET       REALIZED GAIN/(LOSS) ON INVESTMENTS
                                                    INVESTMENT INCOME/(LOSS)    AND FOREIGN CURRENCY TRANSACTIONS
                                                    ------------------------   -----------------------------------
     AXA Rosenberg U.S. Small Capitalization
       Fund.......................................         $  72,990                        $ (72,990)
     AXA Rosenberg International Small
       Capitalization Fund........................            41,522                          (41,522)
     AXA Rosenberg Value Market Neutral Fund......            95,634                          (95,634)
     AXA Rosenberg Select Sectors Market Neutral
       Fund.......................................             7,778                           (7,778)
     AXA Rosenberg International Equity Fund......           (61,388)                          75,189
     AXA Rosenberg Multi-Strategy Market Neutral
       Fund.......................................             8,678                           (8,678)

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

  Organizational Expenses

Costs incurred in connection with the organization and initial registration of the AXA Rosenberg Value Market Neutral Fund and AXA Rosenberg Double Alpha Market Fund have been deferred and are being amortized on a straight-line basis over a sixty month period commencing December 1997 and April 1998, respectively.

4. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS. AXA Rosenberg Investment Management LLC (the "Manager") provides advisory and management services to the Funds under separate management contracts. The Manager is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.90% for the AXA Rosenberg U.S. Small Capitalization Fund, 1.00% for the AXA Rosenberg International Small Capitalization Fund, 1.50% for the AXA Rosenberg Value Market Neutral Fund, 0.10% for the AXA Rosenberg Double Alpha Market Fund, 1.00% for the AXA Rosenberg Select Sectors Market Neutral Fund, 0.50% for the AXA Rosenberg Enhanced 500 Fund, 0.85% for the AXA Rosenberg International Equity Fund and 1.50% for the AXA Rosenberg Multi-Strategy Market Neutral Fund of each Fund's average net assets. The Manager has voluntarily agreed to waive fees and reimburse the Funds to limit the annual expenses to the following: 1.15% of the average net assets of the AXA Rosenberg U.S. Small Capitalization Fund, 1.50% of the average net assets of the AXA Rosenberg International Small Capitalization Fund, 1.85% of the average net assets of the AXA Rosenberg Double Alpha Market Fund (1.50% of which reflects the expense ratio of the AXA Rosenberg Multi-Strategy Market Neutral Fund, which the AXA Rosenberg Double Alpha Market Fund invests in), 0.75% of the average net assets of the AXA Rosenberg Enhanced 500 Fund, and 1.35% of the average net assets of the AXA Rosenberg International Equity Fund. This includes the management fee but excludes the Service Fees, and the Distribution and Shareholder Service Fees. The Manager has agreed to maintain an operating expense ratio for the AXA Rosenberg Value Market Neutral Fund of 1.75%, for the AXA Rosenberg Select Sectors Market Neutral Fund of 1.25% and for the AXA Rosenberg Multi-Strategy Market Neutral Fund of 1.50% of each Fund's average net assets, exclusive of the dividend expense on short sales. The operating expense ratio includes the management fee but excludes the Distribution and Shareholder Service Fees. For the year ended March 31, 2001, the amount of such waivers totaled $195,127, $175,323, $179,348, $6,303, $69,920, $18,828, $63,155 and $79,210 for the AXA
Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, respectively. For the year ended March 31, 2001, the amount of such reimbursements totaled $0, $0, $0, $55,244, $0, $56,982, $84,724 and $0 for the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, respectively.

On September 29, 2000, the AXA Rosenberg Double Alpha Market Fund began investing in the AXA Rosenberg Multi-Strategy Market Neutral Fund and ceased investing in the AXA Rosenberg Value Market Neutral Fund. This resulted in a change to the annual expense limitation of the AXA Rosenberg Double Alpha Market Fund to 1.85% of its average net assets (1.50% of which reflects the expense ratio of the AXA Rosenberg Multi-Strategy Market Neutral Fund).

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, computed daily and paid monthly, at an annual rate of 0.15% of the average net assets

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

of the Funds. The Administrator has voluntarily waived a portion of its fees in the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund and AXA Rosenberg Select Sectors Market Neutral Fund. In addition, the Administrator has agreed to waive all fees in the AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund until the net assets reach $25 million. For the year ended March 31, 2001, the amount of such waivers totaled $253,521, $25,703, $36,139, $9,582, $21,655, $5,596, $11,032 and $13,113 for the
AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, respectively.

BISYS serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS is entitled to receive an annual fee of $30,000 for the AXA Rosenberg U.S. Small Capitalization Fund and the AXA Rosenberg International Small Capitalization Fund, $50,000 for the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

The Trust has adopted a Distribution and Shareholder Service Plan for its Investor Shares, pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust's Distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), an indirect wholly owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The Investor Shares are subject to an annual Distribution and Shareholder Service Fee of up to 0.25% of the respective average daily net assets. For the year ended March 31, 2001, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund incurred distribution and shareholder service expenses in the amount of $60,933, $4,297, $9,685, $99, $443, $0, $7 and $0, respectively. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. For the year ended March 31, 2001, the Service Fee attributable to the Adviser Shares was charged as incurred, and amounted to 0.20%.

5. FEDERAL INCOME TAXES. It is each Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

As of March 31, 2001, the AXA Rosenberg Value Market Neutral Fund had a capital loss carryover of $59,231,927 of which $20,880,748, $27,562,914 and $10,788,265 will expire on March 31 of the years 2007, 2008 and 2009, respectively. The AXA Rosenberg Double Alpha Market Fund had a capital loss carryover of $1,561,126 of which $60,949 and $1,500,177 will expire on March 31 of the years 2008 and 2009, respectively. The AXA Rosenberg Select Sectors

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

Market Neutral Fund had a capital loss carryover of $1,559,877 which will expire on March 31, 2008 and has utilized capital loss carryover of $367,077 during the year. The AXA Rosenberg Enhanced 500 Fund had a capital loss carryover of $130,342 which will expire on March 31, 2009. The AXA Rosenberg International Equity Fund had a capital loss carryover of $684,461 of which $20,835, $261,584, $282,014, $7,313 and $112,715 will expire on March 31 of the years 2003, 2005,
2006, 2008 and 2009, respectively. Capital loss carryovers will be available to offset future realized capital gains through the stated years. In order to meet certain excise tax distribution requirements, each Fund is required to measure and distribute annually, net capital gains and net foreign currency gains realized during a twelve-month period ending October 31. In connection with this, each Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1 and the end of its fiscal year.

Capital and currency losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such losses as of March 31, 2001:

                                                                AMOUNT
                                                              ----------
     AXA Rosenberg U.S. Small Capitalization Fund...........  $4,016,620
     AXA Rosenberg International Small Capitalization
      Fund..................................................     453,392
     AXA Rosenberg Value Market Neutral Fund................   1,967,064
     AXA Rosenberg Double Alpha Market Fund.................   1,533,885
     AXA Rosenberg Select Sectors Market Neutral Fund.......   1,797,338
     AXA Rosenberg Enhanced 500 Fund........................     306,379
     AXA Rosenberg International Equity Fund................     380,051
     AXA Rosenberg Multi-Strategy Market Neutral Fund.......   3,574,884

6. SECURITY PURCHASES AND SALES. For the year ended March 31, 2001, purchases and sales of securities (excluding short-term securities) were as follows:

                                                               PURCHASES        SALES
                                                              ------------   ------------
     AXA Rosenberg U.S. Small Capitalization Fund...........  $625,509,883   $605,302,630
     AXA Rosenberg International Small Capitalization
      Fund..................................................    69,341,502     66,660,676
     AXA Rosenberg Value Market Neutral Fund................    82,213,891    102,366,395
     AXA Rosenberg Double Alpha Market Fund.................    20,409,870     24,820,924
     AXA Rosenberg Select Sectors Market Neutral Fund.......    62,338,606     75,319,538
     AXA Rosenberg Enhanced 500 Fund........................     8,722,900      3,676,915
     AXA Rosenberg International Equity Fund................    18,558,023      7,783,716
     AXA Rosenberg Multi-Strategy Market Neutral Fund.......    53,296,444     35,391,779

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

7. PRINCIPAL SHAREHOLDERS. Fund shareholders who each held in excess of 10% of the relevant Fund's shares outstanding at March 31, 2001, held the following aggregate percentages of the respective Fund's shares:

                                                              % OF FUND'S
                                                                SHARES
                                                              -----------
     AXA Rosenberg U.S. Small Capitalization Fund...........       0%
     AXA Rosenberg International Small Capitalization
      Fund..................................................       0%
     AXA Rosenberg Value Market Neutral Fund................      74%
     AXA Rosenberg Double Alpha Market Fund.................       0%
     AXA Rosenberg Select Sectors Market Neutral Fund.......      54%
     AXA Rosenberg Enhanced 500 Fund........................      99%
     AXA Rosenberg International Equity Fund................      90%
     AXA Rosenberg Multi-Strategy Market Neutral Fund.......      97%

8. TRUSTEE FEES. The unaffiliated Trustees each receive an annual fee of $45,540, a $6,600 meeting fee plus out-of-pocket expenses for each meeting attended.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

9. SALES AND REDEMPTIONS OF SHARES. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED MARCH 31, 2001
                           ---------------------------------------------------------------------
                                                                                         AXA
                                                 AXA            AXA          AXA      ROSENBERG
                                AXA           ROSENBERG      ROSENBERG    ROSENBERG     SELECT
                             ROSENBERG      INTERNATIONAL      VALUE       DOUBLE      SECTORS
                             U.S. SMALL         SMALL          MARKET       ALPHA       MARKET
                           CAPITALIZATION   CAPITALIZATION    NEUTRAL      MARKET      NEUTRAL
                                FUND             FUND           FUND        FUND         FUND
                           --------------   --------------   ----------   ---------   ----------
Shares sold:
  Institutional..........     7,251,114        1,396,097      1,759,709     54,230        49,833
  Adviser................       437,910               --             --         --            --
  Investor...............     7,021,446          271,414        672,181        455         4,323
                            -----------       ----------     ----------   --------    ----------
                             14,710,470        1,667,511      2,431,890     54,685        54,156
                            -----------       ----------     ----------   --------    ----------
Shares sold in exchange
for shares of AXA
Rosenberg
Japan Fund:
  Institutional..........            --               --             --         --            --
  Adviser................            --               --             --         --            --
  Investor...............            --               --             --         --            --
                            -----------       ----------     ----------   --------    ----------
                                     --               --             --         --            --
                            -----------       ----------     ----------   --------    ----------
Issued upon reinvestment
of distributions:
  Institutional..........     1,534,919          619,859        457,811     19,124       120,951
  Adviser................        25,972               --             --         --            --
  Investor...............        48,044           20,843         22,897         70           420
                            -----------       ----------     ----------   --------    ----------
                              1,608,935          640,702        480,708     19,194       121,371
                            -----------       ----------     ----------   --------    ----------
Shares redeemed:
  Institutional..........   (10,660,036)      (1,201,194)    (4,609,497)  (571,652)   (1,456,074)
  Adviser................      (396,575)              --             --         --            --
  Investor...............    (1,345,415)        (241,952)    (1,038,684)    (6,109)      (84,577)
                            -----------       ----------     ----------   --------    ----------
                            (12,402,026)      (1,443,146)    (5,648,181)  (577,761)   (1,540,651)
                            -----------       ----------     ----------   --------    ----------
Net increase/(decrease)
  Institutional..........    (1,874,003)         814,762     (2,391,977)  (498,298)   (1,285,290)
  Adviser................        67,307               --             --         --            --
  Investor...............     5,724,075           50,305       (343,606)    (5,584)      (79,834)
                            -----------       ----------     ----------   --------    ----------
                              3,917,379          865,067     (2,735,583)  (503,882)   (1,365,124)
                            ===========       ==========     ==========   ========    ==========
                                 YEAR ENDED MARCH 31, 2001
                           -------------------------------------
                                                          AXA
                                                       ROSENBERG
                              AXA           AXA         MULTI-
                           ROSENBERG     ROSENBERG     STRATEGY
                           ENHANCED    INTERNATIONAL    MARKET
                              500         EQUITY        NEUTRAL
                             FUND*        FUND**        FUND***
                           ---------   -------------   ---------
Shares sold:
  Institutional..........   507,560      1,000,002     2,481,212
  Adviser................        --             --            --
  Investor...............        --            207            --
                            -------      ---------     ---------
                            507,560      1,000,209     2,481,212
                            -------      ---------     ---------
Shares sold in exchange
for shares of AXA
Rosenberg
Japan Fund:
  Institutional..........        --        113,751            --
  Adviser................        --             --            --
  Investor...............        --          2,740            --
                            -------      ---------     ---------
                                 --        116,491            --
                            -------      ---------     ---------
Issued upon reinvestment
of distributions:
  Institutional..........        23             --        46,908
  Adviser................        --             --            --
  Investor...............        --             --            --
                            -------      ---------     ---------
                                 23             --        46,908
                            -------      ---------     ---------
Shares redeemed:
  Institutional..........       (31)           (90)     (945,804)
  Adviser................        --             --            --
  Investor...............        --             --            --
                            -------      ---------     ---------
                                (31)           (90)     (945,804)
                            -------      ---------     ---------
Net increase/(decrease)
  Institutional..........   507,552      1,113,663     1,582,316
  Adviser................        --             --            --
  Investor...............        --          2,947            --
                            -------      ---------     ---------
                            507,552      1,116,610     1,582,316
                            =======      =========     =========

---------------

*   From commencement of operations on June 7, 2000 (Institutional).

** From commencement of operations on June 7, 2000 (Institutional) and December 5, 2000 (Investor).

*** From commencement of operations on September 29, 2000 (Institutional).

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MARCH 31, 2000
                                           ------------------------------------------------------------------------------------
                                                                  AXA                                                 AXA
                                                AXA            ROSENBERG            AXA              AXA           ROSENBERG
                                             ROSENBERG       INTERNATIONAL       ROSENBERG        ROSENBERG      SELECT SECTORS
                                             U.S. SMALL          SMALL             VALUE         DOUBLE ALPHA        MARKET
                                           CAPITALIZATION    CAPITALIZATION    MARKET NEUTRAL       MARKET          NEUTRAL
                                                FUND              FUND              FUND             FUND             FUND
                                           --------------    --------------    --------------    ------------    --------------
Shares sold:
  Institutional..........................     3,972,514         1,148,958         8,828,864         469,619         1,352,268
  Adviser................................       137,311                --                --              --                --
  Investor...............................        55,293            83,162           698,315           1,570           104,834
                                            -----------        ----------       -----------        --------        ----------
                                              4,165,118         1,232,120         9,527,179         471,189         1,457,102
                                            -----------        ----------       -----------        --------        ----------
Issued upon reinvestment of
  distributions:
  Institutional..........................         6,662            68,478           438,416         111,067            86,293
  Adviser................................           124                --                --              --                --
  Investor...............................            --             2,553            44,747           1,178             3,588
                                            -----------        ----------       -----------        --------        ----------
                                                  6,786            71,031           483,163         112,245            89,881
                                            -----------        ----------       -----------        --------        ----------
Shares redeemed:
  Institutional..........................   (17,580,260)       (1,200,870)      (17,298,215)       (402,660)       (1,673,676)
  Adviser................................    (1,372,900)               --                --              --                --
  Investor...............................    (1,043,111)         (132,178)       (4,077,148)        (20,138)          (77,812)
                                            -----------        ----------       -----------        --------        ----------
                                            (19,996,271)       (1,333,048)      (21,375,363)       (422,798)       (1,751,488)
                                            -----------        ----------       -----------        --------        ----------
Net increase/(decrease) Institutional....   (13,601,084)           16,566        (8,030,935)        178,026          (235,115)
  Adviser................................    (1,235,465)               --                --              --                --
  Investor...............................      (987,818)          (46,463)       (3,334,086)        (17,390)           30,610
                                            -----------        ----------       -----------        --------        ----------
                                            (15,824,367)          (29,897)      (11,365,021)        160,636          (204,505)
                                            ===========        ==========       ===========        ========        ==========

10. LINE OF CREDIT. Lines of credit to a maximum amount of 33.33% of total net assets per Fund for both the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Double Alpha Market Fund have been established by the custodian for temporary purposes. In addition, an unsecured line of credit to a maximum amount of $20,000,000 has been established by the custodian for general purposes for the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund.

11. CONCENTRATION OF CREDIT. At March 31, 2001, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund have single industry concentrations in excess of 10% of their net asset value as shown in the Schedule of Portfolio Investments for each Fund. Such concentrations may result in increased volatility in the return of these Funds.

BARR ROSENBERG SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

12. OTHER TAX INFORMATION (UNAUDITED). For corporate shareholders of the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg Enhanced 500 Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, 100.00%, 29.38%, 10.11%, 22.35%, 100.00% and 10.82% of the total ordinary income distributions paid during the fiscal year ended March 31, 2001, qualify for the corporate dividends received deduction, respectively.

The AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2001. The following information is presented with respect to the election:

                                                                   AXA
                                                                ROSENBERG           AXA
                                                              INTERNATIONAL      ROSENBERG
                                                                  SMALL        INTERNATIONAL
                                                              CAPITALIZATION      EQUITY
                                                                   FUND            FUND
                                                              --------------   -------------
     Gross Income from Foreign Countries....................     $797,302        $285,868
     Gross Income from Foreign Countries Per Share..........     $  0.167        $  0.256
     Income Taxes Paid to Foreign Countries.................     $170,262        $ 16,045
     Income Taxes Paid to Foreign Countries Per Share.......     $  0.036        $  0.014

During the fiscal year ended March 31, 2001, the AXA Rosenberg U.S. Small Capitalization Fund and the AXA Rosenberg International Small Capitalization Fund declared long-term capital gain distributions in the amounts of $15,063,897 and $434,242.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                        ENDED            ENDED            ENDED            ENDED            ENDED
                                    MARCH 31, 2001   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997
                                    --------------   --------------   --------------   --------------   --------------
INSTITUTIONAL SHARES
Net asset value, beginning of
  period..........................     $  10.06         $   7.66         $   9.76         $   7.13         $  7.60
                                       --------         --------         --------         --------         -------
Income from investment operations:
  Net investment income/(loss)....         0.03*              --             0.01*            0.02*           0.04
  Net realized and unrealized
     gain/(loss) on investments...        (0.16)            2.40            (2.02)            3.14            1.39
                                       --------         --------         --------         --------         -------
  Total from investment
     operations...................        (0.13)            2.40            (2.01)            3.16            1.43
                                       --------         --------         --------         --------         -------
Distributions to shareholders
  from:
  Net investment income...........        (0.03)              --**          (0.01)           (0.01)          (0.05)
  Net realized gain on
     investments..................        (0.33)              --            (0.08)           (0.52)          (1.85)
                                       --------         --------         --------         --------         -------
  Total distributions to
     shareholders.................        (0.36)              --            (0.09)           (0.53)          (1.90)
                                       --------         --------         --------         --------         -------
Net asset value, end of period....     $   9.57         $  10.06         $   7.66         $   9.76         $  7.13
                                       ========         ========         ========         ========         =======
Total return......................        (1.26)%          31.36%          (20.56)%          44.95%          19.53%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000)........................     $408,148         $447,879         $445,476         $537,891         $82,116
  Net investment income/(loss)
     before
     waivers/reimbursements.......         0.17%           (0.05)%           0.10%            0.04%          (0.12)%
  Net investment income net of
     waivers/reimbursements.......         0.26%            0.02%            0.16%            0.19%           0.35%
  Expenses before waivers/
     reimbursements...............         1.25%            1.23%            1.19%            1.30%           1.54%
  Expenses net of waivers/
     reimbursements...............         1.15%            1.15%            1.15%            1.15%           1.07%
  Portfolio turnover rate.........       128.79%          141.78%          123.66%           77.70%         126.83%

---------------

*  Calculated based on the average shares outstanding during the period.

** Distribution per share was less than $0.005.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR      FOR THE PERIOD
                                     ENDED            ENDED            ENDED            ENDED              ENDED
                                 MARCH 31, 2001   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997(a)
                                 --------------   --------------   --------------   --------------   ------------------
ADVISER SHARES
Net asset value, beginning of
  period.......................      $10.02           $ 7.65          $  9.75          $  7.14             $ 7.38
                                     ------           ------          -------          -------             ------
Income from investment
  operations:
  Net investment
     income/(loss).............        0.01*              --               --*           (0.01)*             0.02
  Net realized and unrealized
     gain/(loss) on
     investments...............       (0.16)            2.37            (2.02)            3.14              (0.26)
                                     ------           ------          -------          -------             ------
  Total from investment
     operations................       (0.15)            2.37            (2.02)            3.13              (0.24)
                                     ------           ------          -------          -------             ------
Distributions to shareholders
  from:
  Net investment income........       (0.01)              --**             --               --                 --
  Net realized gain on
     investments...............       (0.33)              --            (0.08)           (0.52)                --
                                     ------           ------          -------          -------             ------
  Total distributions to
     shareholders..............       (0.34)              --            (0.08)           (0.52)                --
                                     ------           ------          -------          -------             ------
Net asset value, end of
  period.......................      $ 9.53           $10.02          $  7.65          $  9.75             $ 7.14
                                     ======           ======          =======          =======             ======
Total return...................       (1.43)%          31.00%          (20.70)%          44.50%             (3.25)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000).....................      $8,137           $7,884          $15,465          $17,448             $  208
  Net investment income/(loss)
     before
     waivers/reimbursements....       (0.03)%          (0.23)%          (0.06)%          (0.22)%             0.07%***
  Net investment income/(loss)
     net of
     waivers/reimbursements....        0.07%           (0.16)%          (0.00)%          (0.06)%             0.46%***
  Expenses before waivers/
     reimbursements............        1.45%            1.39%            1.35%            1.56%              1.54%***
  Expenses net of waivers/
     reimbursements............        1.35%            1.31%            1.29%            1.40%              1.15%***
  Portfolio turnover rate......      128.79%          141.78%          123.66%           77.70%            126.83%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Distribution per share was less than $0.005.

*** Annualized.

(a)  From commencement of operations on January 21, 1997 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                      ENDED            ENDED            ENDED            ENDED              ENDED
                                  MARCH 31, 2001   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997(a)
                                  --------------   --------------   --------------   --------------   -----------------
INVESTOR SHARES
Net asset value, beginning of
  period........................     $ 10.00          $  7.63          $  9.73          $  7.13            $ 8.49
                                     -------          -------          -------          -------            ------
Income from investment
  operations:
  Net investment
     income/(loss)..............       (0.01)*             --            (0.01)*          (0.02)*            0.07
  Net realized and unrealized
     gain/(loss) on
     investments................       (0.14)            2.37            (2.01)            3.14              0.47
                                     -------          -------          -------          -------            ------
  Total from investment
     operations.................       (0.15)            2.37            (2.02)            3.12              0.54
                                     -------          -------          -------          -------            ------
Distributions to shareholders
  from:
  Net investment income.........       (0.02)              --               --               --             (0.05)
  Net realized gain on
     investments................       (0.33)              --            (0.08)           (0.52)            (1.85)
                                     -------          -------          -------          -------            ------
  Total distributions to
     shareholders...............       (0.35)              --            (0.08)           (0.52)            (1.90)
                                     -------          -------          -------          -------            ------
Net asset value, end of
  period........................     $  9.50          $ 10.00          $  7.63          $  9.73            $ 7.13
                                     =======          =======          =======          =======            ======
Total return....................       (1.52)%          31.06%          (20.74)%          44.42%             6.84%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000)......................     $65,217          $11,400          $16,228          $33,724            $2,375
  Net investment income/(loss)
     before
     waivers/reimbursements.....       (0.22)%          (0.34)%          (0.50)%          (0.70)%            0.07%**
  Net investment income/(loss)
     net of
     waivers/reimbursements.....       (0.13)%          (0.13)%          (0.15)%          (0.24)%            0.46%**
  Expenses before waivers/
     reimbursements.............        1.53%            1.50%            1.77%            2.05%             1.54%**
  Expenses net of waivers/
     reimbursements.............        1.43%            1.28%            1.42%            1.59%             1.15%**
  Portfolio turnover rate.......      128.79%          141.78%          123.66%           77.70%           126.83%

---------------

*  Calculated based on the average shares outstanding during the period.

**  Annualized.

(a) From commencement of operations on October 22, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                      ENDED            ENDED            ENDED            ENDED              ENDED
                                  MARCH 31, 2001   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997(a)
                                  --------------   --------------   --------------   --------------   -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of
  period........................     $ 11.81          $  9.11          $ 10.10          $ 10.13            $ 10.00
                                     -------          -------          -------          -------            -------
Income from investment
  operations:
  Net investment income.........        0.11             0.15             0.12*            0.08*              0.02*
  Net realized and unrealized
     gain/(loss) on investments
     and foreign currency
     transactions...............       (1.28)            2.74            (1.02)            0.14               0.11
                                     -------          -------          -------          -------            -------
  Total from investment
     operations.................       (1.17)            2.89            (0.90)            0.22               0.13
                                     -------          -------          -------          -------            -------
Distributions to shareholders
  from:
  Net investment income.........       (0.16)           (0.19)           (0.09)           (0.05)                --
  Net realized gain on
     investments and foreign
     currency transactions......       (1.35)              --               --            (0.06)                --
  In excess of net realized gain
     on investments and foreign
     currency transactions......          --               --               --            (0.14)                --
                                     -------          -------          -------          -------            -------
  Total distributions to
     shareholders...............       (1.51)           (0.19)           (0.09)           (0.25)                --
                                     -------          -------          -------          -------            -------
Net asset value, end of
  period........................     $  9.13          $ 11.81          $  9.11          $ 10.10            $ 10.13
                                     =======          =======          =======          =======            =======
Total return....................      (10.78)%          32.04%           (8.83)%           2.51%              1.30%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000)......................     $41,951          $44,628          $34,292          $39,218            $12,859
  Net investment income/(loss)
     before
     waivers/reimbursements.....        0.56%            0.98%            0.82%           (0.32)%            (5.85)%**
  Net investment income net of
     waivers/reimbursements.....        0.99%            1.43%            1.29%            0.82%              0.11%**
  Expenses before waivers/
     reimbursements.............        1.93%            1.96%            1.97%            2.64%              7.46%**
  Expenses net of waivers/
     reimbursements.............        1.50%            1.50%            1.50%            1.50%              1.50%**
  Portfolio turnover rate.......      148.53%          148.72%          111.05%           77.72%              6.71%

---------------

*  Calculated based on the average shares outstanding during the period.

**  Annualized.

(a) From commencement of operations on September 23, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                      ENDED            ENDED            ENDED            ENDED              ENDED
                                  MARCH 31, 2001   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997(a)
                                  --------------   --------------   --------------   --------------   -----------------
INVESTOR SHARES
Net asset value, beginning of
  period........................      $11.77           $ 9.10           $10.09           $10.13            $10.04
                                      ------           ------           ------           ------            ------
Income from investment
  operations:
  Net investment income.........        0.08             0.13             0.07*            0.06*             0.02*
  Net realized and unrealized
     gain/(loss) on investments
     and foreign currency
     transactions...............       (1.29)            2.71            (1.00)            0.14              0.07
                                      ------           ------           ------           ------            ------
  Total from investment
     operations.................       (1.21)            2.84            (0.93)            0.20              0.09
                                      ------           ------           ------           ------            ------
Distributions to shareholders
  from:
  Net investment income.........       (0.12)           (0.17)           (0.06)           (0.04)               --
  Net realized gain on
     investments and foreign
     currency transactions......       (1.35)              --               --            (0.06)               --
  In excess of net realized gain
     on investments and foreign
     currency transactions......          --               --               --            (0.14)               --
                                      ------           ------           ------           ------            ------
  Total distributions to
     shareholders...............       (1.47)           (0.17)           (0.06)           (0.24)               --
                                      ------           ------           ------           ------            ------
Net asset value, end of
  period........................      $ 9.09           $11.77           $ 9.10           $10.09            $10.13
                                      ======           ======           ======           ======            ======
Total return....................      (11.08)%          31.47%           (9.16)%           2.22%             0.90%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000)......................      $1,731           $1,650           $1,697           $1,375            $  185
  Net investment income/(loss)
     before
     waivers/reimbursements.....        0.24%            0.67%            0.08%           (0.83)%           (5.52)%**
  Net investment income net of
     waivers/reimbursements.....        0.67%            1.14%            0.79%            0.61%             0.44%**
  Expenses before waivers/
     reimbursements.............        2.24%            2.28%            2.66%            3.35%             7.46%**
  Expenses net of waivers/
     reimbursements.............        1.81%            1.81%            1.95%            1.91%             1.50%**
  Portfolio turnover rate.......      148.53%          148.72%          111.05%           77.72%             6.71%

---------------

*  Calculated based on the average shares outstanding during the period.

**  Annualized.

(a) From commencement of operations on October 29, 1996 to March 31, 1997.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                         FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                            ENDED             ENDED             ENDED               ENDED
                                        MARCH 31, 2001    MARCH 31, 2000    MARCH 31, 1999    MARCH 31, 1998(a)
                                        --------------    --------------    --------------    -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of
  period..............................     $  7.42           $  8.99           $   9.97           $  10.00
                                           -------           -------           --------           --------
Income from investment operations:
  Net investment income...............        0.34*             0.34               0.29*              0.10*
  Net realized and unrealized
     gain/(loss) on investments and
     securities sold short............        0.78             (1.58)             (1.00)             (0.13)
                                           -------           -------           --------           --------
  Total from investment operations....        1.12             (1.24)             (0.71)             (0.03)
                                           -------           -------           --------           --------
Distributions to shareholders from:
  Net investment income...............       (0.43)            (0.33)             (0.27)                --
                                           -------           -------           --------           --------
  Total distributions to
     shareholders.....................       (0.43)            (0.33)             (0.27)                --
                                           -------           -------           --------           --------
Net asset value, end of period........     $  8.11           $  7.42           $   8.99           $   9.97
                                           =======           =======           ========           ========
Total return..........................       15.96%           (14.13)%            (7.31)%            (0.30)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period (000).....     $61,923           $74,401           $162,404           $168,080
  Net investment income before
     waivers/ reimbursements..........        4.23%             2.46%              2.75%              2.72%**
  Net investment income net of
     waivers/ reimbursements..........        4.56%             2.82%              2.97%              3.31%**
  Expenses (including dividend
     expense) before
     waivers/reimbursements...........        3.05%             3.40%              3.07%              3.33%**
  Expenses (including dividend
     expense) net of
     waivers/reimbursements...........        2.72%             3.04%              2.85%              2.75%**
  Expenses (excluding dividend
     expense) net of
     waivers/reimbursements...........        1.84%             2.00%              2.00%              2.00%**
  Portfolio turnover rate.............      129.80%           139.22%            205.32%            232.93%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Annualized.

(a)  From commencement of operations on December 16, 1997 to March 31, 1998.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG VALUE MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                         FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                            ENDED             ENDED             ENDED               ENDED
                                        MARCH 31, 2001    MARCH 31, 2000    MARCH 31, 1999    MARCH 31, 1998(a)
                                        --------------    --------------    --------------    -----------------
INVESTOR SHARES
Net asset value, beginning of
  period..............................      $ 7.41            $ 8.98           $  9.96             $ 10.00
                                            ------            ------           -------             -------
Income from investment operations:
  Net investment income...............        0.31*             0.32              0.25*               0.08*
  Net realized and unrealized
     gain/(loss) on investments and
     securities sold short............        0.78             (1.59)            (1.00)              (0.12)
                                            ------            ------           -------             -------
  Total from investment operations....        1.09             (1.27)            (0.75)              (0.04)
                                            ------            ------           -------             -------
Distributions to shareholders from:
  Net investment income...............       (0.40)            (0.30)            (0.23)                 --
                                            ------            ------           -------             -------
  Total distributions to
     shareholders.....................       (0.40)            (0.30)            (0.23)                 --
                                            ------            ------           -------             -------
Net asset value, end of period........      $ 8.10            $ 7.41           $  8.98             $  9.96
                                            ======            ======           =======             =======
Total return..........................       15.49%           (14.41)%           (7.66)%             (0.40)%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net Assets, end of period (000).....      $3,952            $6,155           $37,387             $35,223
  Net investment income before
     waivers/ reimbursements..........        3.90%             2.01%             2.31%               2.28%**
  Net investment income net of
     waivers/ reimbursements..........        4.23%             2.36%             2.53%               2.82%**
  Expenses (including dividend
     expense) before
     waivers/reimbursements...........        3.37%             3.70%             3.52%               3.87%**
  Expenses (including dividend
     expense) net of
     waivers/reimbursements...........        3.04%             3.35%             3.31%               3.34%**
  Expenses (excluding dividend
     expense) net of
     waivers/reimbursements...........        2.16%             2.29%             2.45%               2.50%**
  Portfolio turnover rate.............      129.80%           139.22%           205.32%             232.93%

---------------

*  Calculated based on the average shares outstanding during the period.

**  Annualized.

(a) From commencement of operations on December 18, 1997 to March 31, 1998.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                                           ENDED             ENDED               ENDED
                                                       MARCH 31, 2001    MARCH 31, 2000    MARCH 31, 1999(a)
                                                       --------------    --------------    -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of period.................      $ 8.41            $ 9.81             $10.00
                                                           ------            ------             ------
Income from investment operations:
  Net investment income..............................        0.17              0.35               0.26
  Net realized and unrealized loss on investments and
     futures contracts...............................       (2.67)            (0.57)             (0.21)
                                                           ------            ------             ------
  Total from investment operations...................       (2.50)            (0.22)              0.05
                                                           ------            ------             ------
Distributions to shareholders from:
  Net investment income..............................       (0.15)            (0.35)             (0.24)
  Net realized gain on investments and futures
     contracts.......................................          --             (0.83)                --
                                                           ------            ------             ------
  Total distributions to shareholders................       (0.15)            (1.18)             (0.24)
                                                           ------            ------             ------
Net asset value, end of period.......................      $ 5.76            $ 8.41             $ 9.81
                                                           ======            ======             ======
Total return.........................................      (30.06)%           (2.63)%             0.53%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)....................      $2,284            $7,528             $7,032
  Net investment income before
     waivers/reimbursements..........................        1.15%             2.12%              1.18%*
  Net investment income net of
     waivers/reimbursements..........................        2.28%             3.76%              2.81%*
  Expenses before waivers/reimbursements.............        1.48%             1.99%              1.98%*
  Expenses net of waivers/reimbursements.............        0.35%             0.35%              0.35%*
  Portfolio turnover rate............................      348.44%           144.75%            154.45%

---------------

*  Annualized.

(a) From commencement of operations on April 22, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG DOUBLE ALPHA MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                                           ENDED             ENDED               ENDED
                                                       MARCH 31, 2001    MARCH 31, 2000    MARCH 31, 1999(a)
                                                       --------------    --------------    -----------------
INVESTOR SHARES
Net asset value, beginning of period.................      $ 8.40            $ 9.79             $10.00
                                                           ------            ------             ------
Income from investment operations:
  Net investment income..............................        0.17              0.32               0.21
  Net realized and unrealized loss on investments and
     futures contracts...............................       (2.70)            (0.56)             (0.20)
                                                           ------            ------             ------
  Total from investment operations...................       (2.53)            (0.24)              0.01
                                                           ------            ------             ------
Distributions to shareholders from:
  Net investment income..............................       (0.12)            (0.32)             (0.22)
  Net realized gain on investments and futures
     contracts.......................................          --             (0.83)                --
                                                           ------            ------             ------
  Total distributions to shareholders................       (0.12)            (1.15)             (0.22)
                                                           ------            ------             ------
Net asset value, end of period.......................      $ 5.75            $ 8.40             $ 9.79
                                                           ======            ======             ======
Total return.........................................      (30.38)%           (2.78)%             0.18%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)....................      $   19            $   75             $  257
  Net investment income before
     waivers/reimbursements..........................        0.54%             0.79%              1.39%*
  Net investment income net of
     waivers/reimbursements..........................        1.67%             2.42%              3.07%*
  Expenses before waivers/reimbursements.............        1.73%             2.23%              2.14%*
  Expenses net of waivers/reimbursements.............        0.60%             0.60%              0.45%*
  Portfolio turnover rate............................      348.44%           144.75%            154.45%

---------------

*  Annualized.

(a) From commencement of operations on April 22, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                                           ENDED             ENDED               ENDED
                                                       MARCH 31, 2001    MARCH 31, 2000    MARCH 31, 1999(a)
                                                       --------------    --------------    -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of period.................     $ 11.05           $ 10.46             $ 10.00
                                                          -------           -------             -------
Income from investment operations:
  Net investment income..............................        0.53*             0.44                0.11
  Net realized and unrealized gain/(loss) on
     investments and securities sold short...........       (1.12)             0.57                0.40
                                                          -------           -------             -------
  Total from investment operations...................       (0.59)             1.01                0.51
                                                          -------           -------             -------
Distributions to shareholders from:
  Net investment income..............................       (0.85)            (0.42)              (0.05)
                                                          -------           -------             -------
  Total distributions to shareholders................       (0.85)            (0.42)              (0.05)
                                                          -------           -------             -------
Net asset value, end of period.......................     $  9.61           $ 11.05             $ 10.46
                                                          =======           =======             =======
Total return.........................................       (4.79)%            9.82%               5.14%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)....................     $11,855           $27,835             $28,814
  Net investment income before
     waivers/reimbursements..........................        4.65%             3.45%               2.00%**
  Net investment income net of
     waivers/reimbursements..........................        5.19%             3.99%               3.15%**
  Expenses (including dividend expense) before
     waivers/ reimbursements.........................        2.67%             2.81%               3.90%**
  Expenses (including dividend expense) net of
     waivers/ reimbursements.........................        2.12%             2.27%               2.75%**
  Expenses (excluding dividend expense) net of
     waivers/ reimbursements.........................        1.25%             1.25%               1.25%**
  Portfolio turnover rate............................      399.02%           368.26%             145.22%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Annualized.

(a)  From commencement of operations on October 19, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        FOR THE YEAR      FOR THE YEAR      FOR THE PERIOD
                                                           ENDED             ENDED               ENDED
                                                       MARCH 31, 2001    MARCH 31, 2000    MARCH 31, 1999(a)
                                                       --------------    --------------    -----------------
INVESTOR SHARES
Net asset value, beginning of period.................      $10.99            $10.43             $10.00
                                                           ------            ------             ------
Income from investment operations:
  Net investment income..............................        0.50*             0.43               0.07
  Net realized and unrealized gain/(loss) on
     investments and securities sold short...........       (1.10)             0.53               0.40
                                                           ------            ------             ------
  Total from investment operations...................       (0.60)             0.96               0.47
                                                           ------            ------             ------
Distributions to shareholders from:
  Net investment income..............................       (0.66)            (0.40)             (0.04)
                                                           ------            ------             ------
  Total distributions to shareholders................       (0.66)            (0.40)             (0.04)
                                                           ------            ------             ------
Net asset value, end of period.......................      $ 9.73            $10.99             $10.43
                                                           ======            ======             ======
Total return.........................................       (5.06)%            9.39%              4.71%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)....................      $   24            $  904             $  539
  Net investment income before
     waivers/reimbursements..........................        4.35%             3.16%              1.30%**
  Net investment income net of
     waivers/reimbursements..........................        4.90%             3.72%              2.26%**
  Expenses (including dividend expense) before
     waivers/ reimbursements.........................        2.96%             3.11%              3.73%**
  Expenses (including dividend expense) net of
     waivers/ reimbursements.........................        2.41%             2.55%              2.77%**
  Expenses (excluding dividend expense) net of
     waivers/ reimbursements.........................        1.54%             1.52%              1.46%**
  Portfolio turnover rate............................      399.02%           368.26%           145.22%

---------------

*   Calculated based on the average shares outstanding during the period.

**  Annualized.

(a)  From commencement of operations on November 11, 1998 to March 31, 1999.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG ENHANCED 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                      ENDED
                                                                MARCH 31, 2001(a)
                                                                -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of period........................         $10.00
                                                                     ------
Income from investment operations:
  Net investment income.....................................           0.04
  Net realized and unrealized loss on investments...........          (2.31)
                                                                     ------
  Total from investment operations..........................          (2.27)
                                                                     ------
Distributions to shareholders from:
  Net investment income.....................................          (0.03)
                                                                     ------
  Total distributions to shareholders.......................          (0.03)
                                                                     ------
Net asset value, end of period..............................         $ 7.70
                                                                     ======
Total return................................................         (22.71)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)...........................         $3,910
  Net investment loss before waivers/reimbursements.........          (1.56)%*
  Net investment income net of waivers/reimbursements.......           0.59%*
  Expenses before waivers/reimbursements....................           2.90%*
  Expenses net of waivers/reimbursements....................           0.75%*
  Portfolio turnover rate...................................          88.81%

---------------

*  Annualized.

(a) From commencement of operations on June 7, 2000 to March 31, 2001.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                      ENDED
                                                                MARCH 31, 2001(a)
                                                                -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of period........................         $10.00
                                                                     ------
Income from investment operations:
  Net investment income.....................................           0.28
  Net realized and unrealized loss on investments and
     foreign currency transactions..........................          (2.14)
                                                                     ------
  Total from investment operations..........................          (1.86)
                                                                     ------
Net asset value, end of period..............................         $ 8.14
                                                                     ======
Total return................................................         (18.50)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)...........................         $9,071
  Net investment income before waivers/reimbursements.......           2.07%*
  Net investment income net of waivers/reimbursements.......           4.20%*
  Expenses before waivers/reimbursements....................           3.48%*
  Expenses net of waivers/reimbursements....................           1.35%*
  Portfolio turnover rate...................................          86.18%

---------------

*  Annualized.

(a) From commencement of operations on June 7, 2000 to March 31, 2001.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                      ENDED
                                                                MARCH 31, 2001(a)
                                                                -----------------
INVESTOR SHARES
Net asset value, beginning of period........................         $ 8.98
                                                                     ------
Income from investment operations:
  Net investment income.....................................           0.27
  Net realized and unrealized loss on investments and
     foreign currency transactions..........................          (1.12)
                                                                     ------
  Total from investment operations..........................          (0.85)
                                                                     ------
Net asset value, end of period..............................         $ 8.13
                                                                     ======
Total return................................................          (9.47)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)...........................         $   24
  Net investment income before waivers/reimbursements.......          22.61%*
  Net investment income net of waivers/reimbursements.......          25.10%*
  Expenses before waivers/reimbursements....................           4.09%*
  Expenses net of waivers/reimbursements....................           1.60%*
  Portfolio turnover rate...................................          86.18%

---------------

*  Annualized.

(a) From commencement of operations on December 5, 2000 to March 31, 2001.

              See accompanying notes to the financial statements.

BARR ROSENBERG SERIES TRUST
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                      ENDED
                                                                MARCH 31, 2001(a)
                                                                -----------------
INSTITUTIONAL SHARES
Net asset value, beginning of period........................         $ 10.00
                                                                     -------
Income from investment operations:
  Net investment income.....................................            0.22
  Net realized and unrealized loss on investments and
     securities sold short..................................           (0.58)
                                                                     -------
  Total from investment operations..........................           (0.36)
                                                                     -------
Distributions to shareholders from:
  Net investment income.....................................           (0.11)
  Net realized gain on investments and securities sold
     short..................................................           (0.10)
                                                                     -------
  Total distributions to shareholders.......................           (0.21)
                                                                     -------
Net asset value, end of period..............................         $  9.43
                                                                     =======
Total return................................................           (3.56)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000)...........................         $14,924
  Net investment income before waivers/reimbursements.......            3.55%*
  Net investment income net of waivers/reimbursements.......            4.59%*
  Expenses (including dividend expense) before
     waivers/reimbursements.................................            3.19%*
  Expenses (including dividend expense) net of
     waivers/reimbursements.................................            2.15%*
  Expenses (excluding dividend expense) net of
     waivers/reimbursements.................................            1.50%*
  Portfolio turnover rate...................................          216.10%

---------------

*  Annualized.

(a) From commencement of operations on September 29, 2000 to March 31, 2001.

              See accompanying notes to the financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Barr Rosenberg Series Trust,

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and schedules of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, and AXA Rosenberg Multi-Strategy Market Neutral Fund (constituting Barr Rosenberg Series Trust, hereafter referred to as the "Trust") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California
May 17, 2001

BARR ROSENBERG SERIES TRUST

Manager
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, CA 94563

Administrator
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Transfer and Shareholder Servicing Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Distributor
Barr Rosenberg Funds Distributor, Inc.
c/o BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodians
State Street Bank and Trust Company
Mutual Funds Division
Boston, MA 02102

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Independent Accountants
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105-2119

Counsel
Ropes & Gray
One International Place
Boston, MA 02110

This report is for the information of the shareholders of Barr Rosenberg Series Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

(BRG-0034) (3/01)

                ------------------------------------------------

                          BARR ROSENBERG SERIES TRUST

                ------------------------------------------------

                            AXA ROSENBERG U.S. SMALL
                              CAPITALIZATION FUND

                       AXA ROSENBERG INTERNATIONAL SMALL
                              CAPITALIZATION FUND

                           AXA ROSENBERG VALUE MARKET
                                  NEUTRAL FUND

                           AXA ROSENBERG DOUBLE ALPHA
                                  MARKET FUND

                          AXA ROSENBERG SELECT SECTORS
                              MARKET NEUTRAL FUND

                             AXA ROSENBERG ENHANCED
                                    500 FUND

                          AXA ROSENBERG INTERNATIONAL
                                  EQUITY FUND

                          AXA ROSENBERG MULTI-STRATEGY
                              MARKET NEUTRAL FUND

                                 ANNUAL REPORT

                ------------------------------------------------

                                 MARCH 31, 2001

                ------------------------------------------------